UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08497

Name of Fund: BlackRock Corporate High Yield Fund III, Inc. (CYE)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Corporate High Yield Fund III, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 02/28/2012

Date of reporting period: 08/31/2011

Item 1 – Report to Stockholders

August 31, 2011

Semi-Annual Report

BlackRock Corporate High Yield Fund, Inc. (COY)

BlackRock Corporate High Yield Fund III, Inc. (CYE)

BlackRock Debt Strategies Fund, Inc. (DSU)

BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB)

BlackRock Senior High Income Fund, Inc. (ARK)

Not FDIC Insured ▪ No Bank Guarantee ▪ May Lose Value

2	SEMI-ANNUAL REPORT	AUGUST 31, 2011

Dear Shareholder

Market volatility has been extraordinary in recent months. Government debt and deficit issues in both the US and Europe have taken a toll on investor sentiment while weaker-than-expected US economic data raised concerns of another recession. Political instability and concerns that central banks have nearly exhausted their stimulus measures have further compounded investor uncertainty. Although markets remain volatile and conditions are highly uncertain, BlackRock remains focused on finding opportunities in this environment.

The pages that follow reflect your fund’s reporting period ended August 31, 2011. Accordingly, the following discussion is intended to provide you with additional perspective on the performance of your investments during that period.

One year ago, the global economy appeared to solidly be in recovery mode and investors were optimistic given the anticipated second round of quantitative easing from the US Federal Reserve (the “Fed”). Stock markets rallied despite the ongoing sovereign debt crisis in Europe and inflationary pressures looming over emerging markets. Fixed income markets, however, saw yields move sharply upward (pushing prices down) especially on the long end of the historically steep yield curve. While high yield bonds benefited from the risk rally, most fixed income sectors declined in the fourth quarter. The tax-exempt municipal market faced additional headwinds as it became evident that the Build America Bond program would not be extended and municipal finance troubles abounded.

The new year brought spikes of volatility as political turmoil swept across the Middle East/North Africa region and as prices of oil and other commodities soared. Natural disasters in Japan disrupted industrial supply chains and concerns mounted over US debt and deficit issues. Equities generally performed well early in the year, however, as investors chose to focus on the continuing stream of strong corporate earnings and positive economic data. Credit markets were surprisingly resilient in this environment and yields regained relative stability in 2011. The tax-exempt market saw relief from its headwinds and steadily recovered from its fourth-quarter lows. Equities, commodities and high yield bonds outpaced higher-quality assets as investors increased their risk tolerance.

However, longer-term headwinds had been brewing. Inflationary pressures intensified in emerging economies, many of which were overheating, and the European debt crisis continued to escalate. Markets were met with a sharp reversal in May when political unrest in Greece pushed the nation closer to defaulting on its debt. This development rekindled fears about the broader debt crisis and its further contagion among peripheral European countries. Concurrently, it became evident that the pace of global economic growth had slowed as higher oil prices and supply chain disruptions finally showed up in economic data. By mid-summer, confidence in policymakers was tarnished as the prolonged US debt ceiling debate revealed the degree of polarization in Washington, DC. The downgrade of the US government’s credit rating on August 5 was the catalyst for the recent turmoil in financial markets. Extreme volatility persisted as Europe’s debt and banking crisis deepened and US economic data continued to weaken. Investors fled from riskier assets, pushing stock and high yield bond indices into negative territory for the six-month period ended August 31, while lower-risk investments including US Treasuries, municipal securities and investment grade corporate bonds posted gains. Twelve-month returns on all asset classes remained positive. Continued low short-term interest rates kept yields on money market securities near their all-time lows.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

“BlackRock remains focused on managing risk and finding opportunities in all market environments.”

Rob Kapito
President, BlackRock Advisors, LLC
Total Returns as of August 31, 2011

	6-month	12-month
US large cap equities	(7.23)%	18.50%
(S&P 500 Index)
US small cap equities	(11.17)	22.19
(Russell 2000 Index)
International equities	(11.12)	10.01
(MSCI Europe, Australasia,
Far East Index)
Emerging market	(5.11)	9.07
equities (MSCI Emerging
Markets Index)
3-month Treasury	0.08	0.15
bill (BofA Merrill Lynch
3-Month Treasury
Bill Index)
US Treasury securities	13.04	6.21
(BofA Merrill Lynch 10-
Year US Treasury Index)
US investment grade	5.49	4.62
bonds (Barclays
Capital US Aggregate
Bond Index)
Tax-exempt municipal	6.39	2.66
bonds (Barclays Capital
Municipal Bond Index)
US high yield bonds	(1.57)	8.32
(Barclays Capital US
Corporate High Yield 2%
Issuer Capped Index)

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of August 31, 2011	BlackRock Corporate High Yield Fund, Inc.

Investment Objective

BlackRock Corporate High Yield Fund, Inc.’s (COY) (the “Fund”) investment objective is to provide shareholders with current income by investing primarily in a diversified portfolio of fixed income securities, which are rated in the lower rating categories of the established rating services (BB or lower by Standard & Poor’s Corporation (“S&P’s”) or Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”)) or are unrated securities considered by BlackRock to be of comparable quality. The Fund’s secondary objective is to provide stockholders with capital appreciation. The Fund invests, under normal market conditions, at least 80% of its assets in high yield debt instruments, including high yield bonds (commonly referred to as “junk” bonds) and corporate loans which are below investment grade quality. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objectives will be achieved.

Portfolio Management Commentary

How did the Fund perform?

•

For the six months ended August 31, 2011, the Fund returned 4.03% based on market price and (2.99)% based on net asset value (“NAV”). For the same period, the closed-end Lipper High Current Yield Funds (Leveraged) category posted an average return of 1.40% based on market price and (2.67)% based on NAV. All returns reflect reinvestment of dividends. The Fund moved from a discount to NAV to a premium by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

Detracting from performance was the Fund’s limited exposure to higher-quality securities, which exhibit greater sensitivity to interest rates than their lower-quality counterparts, and therefore benefited to a greater degree from the rally in US Treasury rates as market volatility increased during the period. Holdings of non-rated credits and securities classified as having equity-correlated risks had a negative impact on Fund returns. Security selection within the automotive, non-captive diversified (industrials) and consumer service sectors also hindered returns. In addition, the Fund’s allocation to senior secured bank loans, which underperformed high yield bonds for the period, had a negative impact.

•

Security selection and trades based on relative valuation contributed positively to overall performance for the period, particularly within the independent energy, media non-cable, electric and metals & mining sectors. The Fund’s holdings of lower-quality high yield bonds benefited performance earlier in the period due to favorable liquidity conditions and an improving corporate credit backdrop.

•

The Fund uses credit default swaps to express a particular view in an individual credit name and as a means of managing risk. It will also utilize credit default swaps on a basket of securities in order to put cash to work or quickly increase or decrease the portfolio’s exposure to market movements. The Fund may also use stock futures and options to hedge the equity risk inherent within an individual position or group of positions. Stock futures are an efficient mechanism for reducing risk under certain market conditions. During the period, the use of derivatives had an overall positive impact on Fund returns.

Describe recent portfolio activity.

•

Over the period, the Fund reduced the overall risk profile by focusing its purchases in higher quality areas of the market and selling some of its riskier holdings. In order to hedge against risks relating to equity market volatility (i.e., reduce equity beta), the Fund established short positions in equity futures contracts. The Fund continued to participate in the new issue market, although cautiously, seeking opportunities in more stable industries from issuers that offer good cash flows, earnings and revenue visibility, as well as attractive downside protection. Additionally, the Fund increased exposure to names in the independent energy sector, while reducing exposure to the wireless sector.

Describe portfolio positioning at period end.

•

At period end, the Fund held 83% of its total portfolio in corporate bonds, 10% in floating rate loan interests (bank loans) and 3% in common stocks, with the remainder in other interests and preferred securities. The Fund had a negligible cash position. From a sector perspective, the Fund held large exposures to automotive and media non-cable names and continued to limit its exposure to consumer-related sectors including retailers, gaming and technology. The Fund ended the period with leverage at 22% of its total managed assets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	SEMI-ANNUAL REPORT	AUGUST 31, 2011

BlackRock Corporate High Yield Fund, Inc.

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	COY
Initial Offering Date	June 25, 1993
Yield on Closing Market Price as of August 31, 2011 ($7.01)[1]	8.73%
Current Monthly Distribution per Common Share[2]	$0.051
Current Annualized Distribution per Common Share[2]	$0.612
Leverage as of August 31, 2011[3]	22%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change.

[3]

Represents loan outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 14.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	8/31/11	2/28/11	Change	High	Low
Market Price	$7.01	$7.03	(0.28)%	$7.60	$6.02
Net Asset Value	$6.90	$7.42	(7.01)%	$7.56	$6.79

The following charts show the portfolio composition of the Fund’s long-term investments and credit quality allocations of the Fund’s corporate bond investments:

Portfolio Composition

	8/31/11	2/28/11
Corporate Bonds	83%	85%
Floating Rate Loan Interests	10	7
Common Stocks	3	5
Other Interests	2	2
Preferred Securities	2	1

Credit Quality Allocations[4]

	8/31/11	2/28/11
A	—	1%
BBB/Baa	7%	4
BB/Ba	35	31
B	44	46
CCC/Caa	12	13
D	1	—
Not Rated	1	5

[4]	Using the higher of S&P’s or Moody’s ratings.

SEMI-ANNUAL REPORT	AUGUST 31, 2011	5

Fund Summary as of August 31, 2011	BlackRock Corporate High Yield Fund III, Inc.

Investment Objective

BlackRock Corporate High Yield Fund III, Inc.’s (CYE) (the “Fund”) primary investment objective is to provide current income by investing primarily in fixed-income securities, which are rated in the lower rating categories of the established rating services (BBB or lower by S&P’s or Baa or lower by Moody’s) or are unrated securities of comparable quality. The Fund’s secondary investment objective is to provide capital appreciation. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objectives will be achieved.

Portfolio Management Commentary

How did the Fund perform?

•

For the six months ended August 31, 2011, the Fund returned 0.43% based on market price and (3.35)% based on NAV. For the same period, the closed-end Lipper High Current Yield Funds (Leveraged) category posted an average return of 1.40% based on market price and (2.67)% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

Detracting from performance was the Fund’s limited exposure to higher-quality securities, which exhibit greater sensitivity to interest rates than their lower-quality counterparts, and therefore benefited to a greater degree from the rally in US Treasury rates as market volatility increased during the period. Holdings of non-rated credits and securities classified as having equity-correlated risks had a negative impact on Fund returns. Security selection within the automotive, non-captive diversified (industrials) and consumer service sectors also hindered returns. In addition, the Fund’s allocation to senior secured bank loans, which underperformed high yield bonds for the period, had a negative impact.

•

Security selection and trades based on relative valuation contributed positively to overall performance for the period, particularly within the independent energy, media non-cable, electric and metals & mining sectors. The Fund’s holdings of lower-quality high yield bonds benefited performance earlier in the period due to favorable liquidity conditions and an improving corporate credit backdrop.

•

The Fund uses credit default swaps to express a particular view in an individual credit name and as a means of managing risk. It will also utilize credit default swaps on a basket of securities in order to put cash to work or quickly increase or decrease the portfolio’s exposure to market movements. The Fund may also use stock futures and options to hedge the equity risk inherent within an individual position or group of positions. Stock futures are an efficient mechanism for reducing risk under certain market conditions. During the period, the use of derivatives had an overall positive impact on Fund returns.

Describe recent portfolio activity.

•

Over the period, the Fund reduced the overall risk profile by focusing its purchases in higher quality areas of the market and selling some of its riskier holdings. In order to hedge against risks relating to equity market volatility (i.e., reduce equity beta), the Fund established short positions in equity futures contracts. The Fund continued to participate in the new issue market, although cautiously, seeking opportunities in more stable industries from issuers that offer good cash flows, earnings and revenue visibility, as well as attractive downside protection. Additionally, the Fund increased exposure to names in the independent energy sector, while reducing exposure to the wireless sector.

Describe portfolio positioning at period end.

•

At period end, the Fund held 80% of its total portfolio in corporate bonds, 13% in floating rate loan interests (bank loans) and 3% in common stocks, with the remainder in other interests and preferred securities. The Fund had a negligible cash position. From a sector perspective, the Fund held large exposures to automotive and media non-cable names and continued to limit its exposure to consumer-related sectors including retailers, gaming and technology. The Fund ended the period with leverage at 24% of its total managed assets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	SEMI-ANNUAL REPORT	AUGUST 31, 2011

BlackRock Corporate High Yield Fund III, Inc.

Fund Information

Symbol on NYSE	CYE
Initial Offering Date	January 30, 1998
Yield on Closing Market Price as of August 31, 2011 ($6.88)[1]	8.72%
Current Monthly Distribution per Common Share[2]	$0.05
Current Annualized Distribution per Common Share[2]	$0.60
Leverage as of August 31, 2011[3]	24%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change.

[3]

Represents loan outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 14.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	8/31/11	2/28/11	Change	High	Low
Market Price	$6.88	$7.14	(3.64)%	$7.52	$6.08
Net Asset Value	$7.01	$7.56	(7.28)%	$7.70	$6.89

The following charts show the portfolio composition of the Fund’s long-term investments and credit quality allocations of the Fund’s corporate bond investments:

Portfolio Composition

	8/31/11	2/28/11
Corporate Bonds	80%	80%
Floating Rate Loan Interests	13	11
Common Stocks	3	5
Other Interests	2	2
Preferred Securities	2	2

Credit Quality Allocations[4]

	8/31/11	2/28/11
BBB/Baa	7%	4%
BB/Ba	34	31
B	44	46
CCC/Caa	12	14
Not Rated	3	5

[4]	Using the higher of S&P’s or Moody’s ratings.

SEMI-ANNUAL REPORT	AUGUST 31, 2011	7

Fund Summary as of August 31, 2011	BlackRock Debt Strategies Fund, Inc.

Investment Objective

BlackRock Debt Strategies Fund, Inc.’s (DSU) (the “Fund”) primary investment objective is to provide current income by investing primarily in a diversified portfolio of US companies’ debt instruments, including corporate loans, which are rated in the lower rating categories of the established rating services (BBB or lower by S&P’s or Baa or lower by Moody’s) or unrated debt instruments, which are in the judgment of the investment adviser of equivalent quality. The Fund’s secondary objective is to provide capital appreciation. Corporate loans include senior and subordinated corporate loans, both secured and unsecured. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objectives will be achieved.

Portfolio Management Commentary

How did the Fund perform?

•

For the six months ended August 31, 2011, the Fund returned 2.16% based on market price and (3.81)% based on NAV. For the same period, the closed-end Lipper High Current Yield Funds (Leveraged) category posted an average return of 1.40% based on market price and (2.67)% based on NAV. All returns reflect reinvestment of dividends. The Fund moved from a discount to NAV to a premium by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

The Fund invests in both high yield bonds and floating rate loan interests (i.e., bank loans). Both of these sectors generated negative returns for the period as investors fled riskier assets due to concerns about the debt crisis in Europe and slowing economic growth in the US. Bank loans underperformed high yield bonds as interest rates fell and the Fed signaled that it is likely to maintain low short-term interest rates for an extended period. The Fund’s large allocation to bank loans detracted from performance relative to its Lipper category competitors, which invest primarily in high yield bonds. The Fund’s positions in common stocks, convertible bonds and preferred securities (approximately 2% of the portfolio) had a negative impact, as did its underexposure to higher-quality, non-investment grade issues.

•

Conversely, the Fund’s heavy exposure to names in energy and metals and mining contributed positively to performance as these sectors are more stable and therefore outperformed the more cyclical sectors when the market declined. Limited exposure to the lower-quality tiers of speculative-grade credits also proved beneficial.

Describe recent portfolio activity.

•

Over the period, the Fund shifted positioning to a more conservative stance by reducing its holdings in the more cyclical sectors and increasing exposure to sectors exhibiting stable cash flows, earnings visibility, and attractive downside protection.

Describe portfolio positioning at period end.

•

At period end, the Fund held 53% of its total portfolio in floating rate loan interests (bank loans), 43% in corporate bonds, 2% in common stocks and the remainder in asset-backed securities and other interests. The Fund held a negligible cash position. From a sector perspective, the Fund held large exposures to the paper, chemicals and independent energy sectors, while its exposures to technology, automotive and gaming names were limited. The Fund ended the period with leverage at 26% of its total managed assets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	SEMI-ANNUAL REPORT	AUGUST 31, 2011

BlackRock Debt Strategies Fund, Inc.

Fund Information

Symbol on NYSE	DSU
Initial Offering Date	March 27, 1998
Yield on Closing Market Price as of August 31, 2011 ($3.98)[1]	8.14%
Current Monthly Distribution per Common Share[2]	$0.027
Current Annualized Distribution per Common Share[2]	$0.324
Leverage as of August 31, 2011[3]	26%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change.

[3]

Represents loan outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 14.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	8/31/11	2/28/11	Change	High	Low
Market Price	$3.98	$4.05	(1.73)%	$4.43	$3.45
Net Asset Value	$3.96	$4.28	(7.48)%	$4.31	$3.91

The following charts show the portfolio composition of the Fund’s long-term investments and credit quality allocations of the Fund’s corporate bond investments:

Portfolio Composition

	8/31/11	2/28/11
Floating Rate Loan Interests	53%	53%
Corporate Bonds	43	43
Common Stocks	2	1
Asset-Backed Securities	1	2
Other Interests	1	1

Credit Quality Allocations[4]

	8/31/11	2/28/11
BBB/Baa	6%	7%
BB/Ba	30	29
B	46	45
CCC/Caa	9	11
D	1	—
Not Rated	8	8

[4]	Using the higher of S&P’s or Moody’s ratings.

SEMI-ANNUAL REPORT	AUGUST 31, 2011	9

Fund Summary as of August 31, 2011	BlackRock Floating Rate Income Strategies Fund II, Inc.

Investment Objective

BlackRock Floating Rate Income Strategies Fund II, Inc.’s (FRB) (the “Fund”) investment objective is to provide shareholders with high current income and such preservation of capital as is consistent with investment in a diversified, leveraged portfolio consisting primarily of floating rate debt securities and instruments. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in floating rate debt securities, including floating or variable rate debt securities that pay interest at rates that adjust whenever a specified interest rate changes and/or which reset on predetermined dates (such as the last day of a month or calendar quarter). The Fund invests a substantial portion of its investments in floating rate debt securities consisting of secured or unsecured senior floating rate loans that are rated below investment grade. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Portfolio Management Commentary

How did the Fund perform?

•

For the six months ended August 31, 2011, the Fund returned (11.01)% based on market price and (4.85)% based on NAV. For the same period, the closed-end Lipper Loan Participation Funds category posted an average return of (11.93)% based on market price and (5.66)% based on NAV. All returns reflect reinvestment of dividends. The Fund moved from a premium to NAV to a discount by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

Floating rate loan interests (i.e., bank loans) suffered along with other risk assets as macroeconomic headwinds intensified and investor confidence waned during the period. Although the bank loan market generally advanced over the first five months of the period, a surge of volatility in August more than reversed those gains. Within the Fund, security selection in consumer services had a negative impact on performance. The Fund’s use of leverage hurt returns (on an absolute basis) as the bank loan sector underperformed relative to other fixed income sectors. In addition, the Fund’s bias to higher-quality pockets of the loan market proved a disadvantage when the markets corrected in August. Selling in the bank loan market was concentrated in higher-quality loan instruments as they tend to be more liquid and have better pricing transparency.

•

The Fund maintains a relatively conservative portfolio, weighted toward higher-quality non-investment grade investments. This investment style along with the Fund’s bottom-up process for security selection was the largest contributor to performance for the period. Security selection within chemicals along with low exposure and positive selection in media non-cable had a positive impact. From an asset allocation perspective, the Fund’s exposure to high yield bonds was beneficial as the sector outperformed bank loans.

Describe recent portfolio activity.

•

During the period, the Fund maintained its higher-quality bias in terms of structure, overall credit quality and liquidity. Prior to the market correction in August, the Fund reduced exposure to some of the lower-quality holdings and increased the level of cash. While transitioning the overall portfolio to a more conservative stance, Fund management continued to seek investment opportunities across the new-issue market, albeit cautiously, targeting issuers with superior credit fundamentals (i.e., stable income streams and attractive downside protection).

Describe portfolio positioning at period end.

•

At period end, the Fund held 81% of its total portfolio in floating rate loan interests (bank loans) and 16% in corporate bonds, with the remainder in asset-backed securities, other interests and cash. From a sector perspective, the Fund held large exposures to the non-captive diversified (industrials), chemicals and wireless sectors, while its exposures to consumer products, media non-cable and technology were limited. The Fund ended the period with leverage at 27% of its total managed assets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	SEMI-ANNUAL REPORT	AUGUST 31, 2011

BlackRock Floating Rate Income Strategies Fund II, Inc.

Fund Information

Symbol on NYSE	FRB
Initial Offering Date	July 30, 2004
Yield on Closing Market Price as of August 31, 2011 ($12.25)[1]	7.15%
Current Monthly Distribution per Common Share[2]	$0.073
Current Annualized Distribution per Common Share[2]	$0.876
Leverage as of August 31, 2011[3]	27%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change.

[3]

Represents loan outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 14.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	8/31/11	2/28/11	Change	High	Low
Market Price	$12.25	$14.22	(13.85)%	$14.79	$11.79
Net Asset Value	$12.96	$14.07	(7.89)%	$14.12	$12.73

The following charts show the portfolio composition of the Fund’s long-term investments and credit quality allocations of the Fund’s corporate bond investments:

Portfolio Composition

	8/31/11	2/28/11
Floating Rate Loan Interests	81%	81%
Corporate Bonds	16	15
Asset-Backed Securities	2	3
Other Interests	1	1

Credit Quality Allocations[4]

	8/31/11	2/28/11
BBB/Baa	8%	7%
BB/Ba	33	34
B	46	42
CCC/Caa	7	8
Not Rated	6	9

[4]	Using the higher of S&P’s or Moody’s ratings.

SEMI-ANNUAL REPORT	AUGUST 31, 2011	11

Fund Summary as of August 31, 2011	BlackRock Senior High Income Fund, Inc.

Investment Objective

BlackRock Senior High Income Fund, Inc.’s (ARK) (the “Fund”) investment objective is to provide high current income by investing principally in senior debt obligations of companies, including corporate loans made by banks and other financial institutions and both privately placed and publicly offered corporate bonds and notes. The Fund may invest directly in such securities or synthetically through the use of derivatives.

          No assurance can be given that the Fund’s investment objective will be achieved.

Portfolio Management Commentary

How did the Fund perform?

•

For the six months ended August 31, 2011, the Fund returned (6.20)% based on market price and (2.18)% based on NAV. For the same period, the closed-end Lipper High Current Yield Funds (Leveraged) category posted an average return of 1.40% based on market price and (2.67)% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

The Fund invests in both high yield bonds and floating rate loan interests (i.e., bank loans). Both of these sectors generated negative returns for the period as investors fled riskier assets due to concerns about the debt crisis in Europe and slowing economic growth in the US. Bank loans underperformed high yield bonds as interest rates fell and the Fed signaled that it is likely to maintain low short-term interest rates for an extended period. The Fund’s large allocation to bank loans detracted from performance relative to its Lipper category competitors, which invest primarily in high yield bonds. The Fund’s positions in common stocks, convertible bonds and preferred securities (approximately 3% of the portfolio) had a negative impact, as did its underexposure to higher-quality, non-investment grade issues.

•

Conversely, the Fund’s heavy exposure to names in energy and metals & mining contributed positively to performance as these sectors are more stable and therefore outperformed the more cyclical sectors when the market declined. Limited exposure to the lower-quality tiers of speculative-grade credits also proved beneficial.

Describe recent portfolio activity.

•

Over the period, the Fund shifted positioning to a more conservative stance by reducing its holdings in the more cyclical sectors and increasing exposure to sectors exhibiting stable cash flows, earnings visibility, and attractive downside protection.

Describe portfolio positioning at period end.

•

At period end, the Fund held 54% of its total portfolio in floating rate loan interests (bank loans) and 43% in corporate bonds, with the remainder in asset-backed securities, common stocks and other interests. The Fund held a negligible cash position. From a sector perspective, the Fund held large exposures to the non-captive diversified (industrials), chemicals and independent energy sectors, while its exposures to technology, automotive and electric names were limited. The Fund ended the period with leverage at 23% of its total managed assets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	SEMI-ANNUAL REPORT	AUGUST 31, 2011

BlackRock Senior High Income Fund, Inc.

Fund Information

Symbol on NYSE	ARK
Initial Offering Date	April 30, 1993
Yield on Closing Market Price as of August 31, 2011 ($3.78)[1]	7.94%
Current Monthly Distribution per Common Share[2]	$0.025
Current Annualized Distribution per Common Share[2]	$0.300
Leverage as of August 31, 2011[3]	23%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change.

[3]

Represents loan outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 14.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	8/31/11	2/28/11	Change	High	Low
Market Price	$3.78	$4.18	(9.57)%	$4.31	$3.42
Net Asset Value	$3.98	$4.22	(5.69)%	$4.27	$3.90

The following charts show the portfolio composition of the Fund’s long-term investments and credit quality allocations of the Fund’s corporate bond investments:

Portfolio Composition

	8/31/11	2/28/11
Floating Rate Loan Interests	54%	53%
Corporate Bonds	43	43
Asset-Backed Securities	1	2
Other Interests	1	1
Common Stocks	1	1

Credit Quality Allocations[4]

	8/31/11	2/28/11
BBB/Baa	8%	9%
BB/Ba	34	31
B	48	49
CCC/Caa	3	3
Not Rated	7	8

[4]	Using the higher of S&P’s or Moody’s ratings.

SEMI-ANNUAL REPORT	AUGUST 31, 2011	13

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the yield and NAV. However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage by borrowing through a credit facility. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Funds had not used leverage.

To illustrate these concepts, assume a Fund’s capitalization is $100 million and it issues debt securities for an additional $30 million, creating a total value of $130 million available for investment in long-term securities. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund pays interest expense on the $30 million of debt securities based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with assets received from the borrowings earn income based on long-term interest rates. In this case, the interest expense of the borrowings is significantly lower than the income earned on the Fund’s long-term investments, and therefore the Fund’s shareholders are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Fund pays higher short-term interest rates whereas the Fund’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Funds’ borrowings does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAV positively or negatively in addition to the impact on Fund performance from leverage from borrowings discussed above.

The use of leverage may enhance opportunities for increased income to the Funds, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Funds’ NAVs, market prices and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, each Fund’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. Each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Fund to incur losses. The use of leverage may limit each Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund will incur expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income.

Under the Investment Company Act of 1940, the Funds are permitted to borrow through their credit facility up to 33⅓% of their total managed assets. As of August 31, 2011, the Funds had outstanding leverage from borrowings as a percentage of their total managed assets as follows:

Percent of Leverage
COY	22%
CYE	24%
DSU	26%
FRB	27%
ARK	23%

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

14	SEMI-ANNUAL REPORT	AUGUST 31, 2011

Schedule of Investments August 31, 2011 (Unaudited)	BlackRock Corporate High Yield Fund, Inc. (COY)
(Percentages shown are based on Net Assets)

Common Stocks	Shares		Value
Auto Components — 0.2%
Dana Holding Corp. (a)		38,340	$488,835
Capital Markets — 0.1%
E*Trade Financial Corp. (a)		26,900	332,484
Chemicals — 0.0%
Wellman Holdings, Inc.		240	780
Wellman Inc. (acquired 1/30/09, cost $277) (a)(b)		1,185	3,851
			4,631
Communications Equipment — 0.4%
Loral Space & Communications Ltd. (a)		18,513	1,047,651
Containers & Packaging — 0.0%
Smurfit Kappa Plc (a)		3,634	28,800
Diversified Financial Services — 0.8%
Kcad Holdings I Ltd.		175,652,403	1,982,589
Electrical Equipment — 0.0%
Medis Technologies Ltd. (a)		67,974	748
Media — 1.4%
Belo Corp., Class A		43,324	236,116
Charter Communications, Inc. (a)		59,916	2,988,610
Clear Channel Outdoor Holdings, Inc., Class A (a)		8,934	102,294
			3,327,020
Metals & Mining — 0.2%
African Minerals Ltd. (a)		40,400	336,104
Oil, Gas & Consumable Fuels — 0.2%
Marathon Petroleum Corp.		9,750	361,335
Paper & Forest Products — 0.1%
Ainsworth Lumber Co. Ltd. (c)		41,686	85,134
Ainsworth Lumber Co. Ltd.		36,744	75,042
Western Forest Products, Inc. (a)		147,968	99,723
Western Forest Products, Inc. (a)(c)		41,528	27,988
			287,887
Semiconductors & Semiconductor Equipment — 0.4%
Spansion, Inc., Class A (a)		60,342	905,733
SunPower Corp., Class B (a)		123	1,458
			907,191
Software — 0.1%
Bankruptcy Management Solutions, Inc. (a)		468	2
HMH Holdings/EduMedia (a)		82,415	164,830
			164,832
Total Common Stocks — 3.9%			9,270,107

Corporate Bonds	Par (000)
Aerospace & Defense — 0.6%
Huntington Ingalls Industries, Inc. (c):
6.88%, 3/15/18	USD	320	300,800
7.13%, 3/15/21		355	333,700
Kratos Defense & Security Solutions, Inc., 10.00%, 6/01/17		716	735,690
			1,370,190

Corporate Bonds	Par (000)		Value
Air Freight & Logistics — 0.5%
National Air Cargo Group, Inc.:
Series 1, 12.38%, 9/02/15	USD	631	$656,486
Series 2, 12.38%, 8/16/15		631	656,482
			1,312,968
Airlines — 3.1%
Air Canada, 9.25%, 8/01/15 (c)		820	787,200
American Airlines, Inc.:
10.50%, 10/15/12		870	897,188
7.50%, 3/15/16 (c)		140	126,700
Series 2001-2, 7.86%, 4/01/13		390	390,000
Series 2011-1-B, 7.00%, 1/31/18 (c)		368	316,099
Continental Airlines, Inc.:
6.75%, 9/15/15 (c)		540	526,500
Series 1997-4-B, 6.90%, 7/02/18		382	376,195
Series 2010-1-B, 6.00%, 1/12/19		400	370,000
Delta Air Lines, Inc.:
Series 2010-1-B, 6.38%, 7/02/17		447	402,300
Series B, 9.75%, 12/17/16		678	695,312
US Airways Pass-Through Trust, 10.88%, 10/22/14		630	614,250
United Air Lines, Inc., 12.75%, 7/15/12		1,964	2,052,547
			7,554,291
Auto Components — 2.1%
Allison Transmission, Inc., 11.00%, 11/01/15 (c)		220	231,550
B-Corp Merger Sub, Inc., 8.25%, 6/01/19 (c)		190	176,700
Delphi Corp., 6.13%, 5/15/21 (c)		150	144,750
Ford Motor Co., 7.45%, 7/16/31		700	767,461
Icahn Enterprises LP, 8.00%, 1/15/18		2,995	3,024,950
International Automotive Components Group, SL, 9.13%, 6/01/18 (c)		240	235,800
Titan International, Inc., 7.88%, 10/01/17		430	451,500
			5,032,711
Beverages — 0.2%
Cott Beverages, Inc., 8.13%, 9/01/18		245	253,575
Crown European Holdings SA, 7.13%, 8/15/18 (c)	EUR	225	311,900
			565,475
Biotechnology — 0.1%
QHP Pharma, 10.25%, 3/15/15 (c)	USD	331	336,330
Building Products — 1.3%
Building Materials Corp. of America (c):
7.00%, 2/15/20		410	410,000
6.75%, 5/01/21		1,150	1,101,125
Griffon Corp., 7.13%, 4/01/18 (c)		390	368,550
Momentive Performance Materials, Inc.:
11.50%, 12/01/16		435	430,650
9.00%, 1/15/21 (c)		905	773,775
			3,084,100
Capital Markets — 1.0%
American Capital Ltd., 7.96%, 12/31/13 (d)		470	466,701
E*Trade Financial Corp.:
12.50%, 11/30/17 (e)		805	925,750
3.43%, 8/31/19 (c)(f)(g)		226	270,070
KKR Group Finance Co., 6.38%, 9/29/20 (c)		600	638,372
			2,300,893

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

CAD	Canadian Dollar
ETF	Exchange-Traded Fund
EUR	Euro
FKA	Formerly Known As
GBP	British Pound
LIBOR	London Interbank Offered Rate
PIK	Payment-In-Kind
SPDR	Standard and Poor’s Depository Receipts
USD	US Dollar

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2011	15

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (COY)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Chemicals — 3.7%
American Pacific Corp., 9.00%, 2/01/15	USD	800	$786,000
American Rock Salt Co. LLC, 8.25%, 5/01/18 (c)		126	116,865
Celanese US Holdings LLC, 5.88%, 6/15/21		900	902,250
Chemtura Corp., 7.88%, 9/01/18 (c)		345	354,487
Hexion U.S. Finance Corp.:
8.88%, 2/01/18		430	402,050
9.00%, 11/15/20 (c)		285	248,663
Huntsman International LLC (c):
6.88%, 11/15/13	EUR	260	369,755
8.63%, 3/15/21	USD	155	161,781
Ineos Finance Plc, 9.00%, 5/15/15 (c)		385	389,812
KRATON Polymers LLC, 6.75%, 3/01/19 (c)		115	110,400
Kinove German Bondco GmbH, 10.00%, 6/15/18	EUR	533	723,544
Lyondell Chemical Co., 11.00%, 5/01/18	USD	1,135	1,266,944
Nexeo Solutions LLC, 8.38%, 3/01/18 (c)		170	175,525
OXEA Finance/Cy SCA (c):
9.50%, 7/15/17		108	106,920
9.63%, 7/15/17	EUR	385	541,992
Omnova Solutions, Inc., 7.88%, 11/01/18 (c)	USD	500	438,750
PolyOne Corp., 7.38%, 9/15/20		200	206,000
TPC Group LLC, 8.25%, 10/01/17 (c)		310	317,750
Wellman Holdings, Inc., Subordinate Note (f):
(Second Lien), 10.00% 1/29/19 (c)		790	1,098,100
(Third Lien), 5.00%, 1/29/19 (e)		272	193,182
			8,910,770
Commercial Banks — 2.4%
CIT Group, Inc.:
7.00%, 5/01/15		510	507,450
7.00%, 5/01/16		1,825	1,815,875
7.00%, 5/01/17		3,030	2,992,125
7.00%, 5/02/17 (c)		470	464,125
			5,779,575
Commercial Services & Supplies — 2.0%
ACCO Brands Corp., 10.63%, 3/15/15		695	760,156
Aviation Capital Group Corp., 6.75%, 4/06/21 (c)		500	493,390
Brickman Group Holdings, Inc., 9.13%, 11/01/18 (c)		480	452,400
Casella Waste Systems, Inc., 7.75%, 2/15/19 (c)		610	587,125
Clean Harbors, Inc., 7.63%, 8/15/16 (c)		320	338,400
Mobile Mini, Inc., 7.88%, 12/01/20 (c)		335	325,788
RSC Equipment Rental, Inc.:
10.00%, 7/15/17 (c)		555	596,625
8.25%, 2/01/21		800	746,000
WCA Waste Corp., 7.50%, 6/15/19 (c)		310	310,000
West Corp., 8.63%, 10/01/18 (c)		125	121,875
			4,731,759
Communications Equipment — 0.8%
Avaya, Inc.:
9.75%, 11/01/15		410	348,500
10.13%, 11/01/15 (e)		600	518,250
7.00%, 4/01/19 (c)		470	423,000
EH Holding Corp. (c):
6.50%, 6/15/19		340	340,000
7.63%, 6/15/21		240	238,800
			1,868,550
Construction & Engineering — 0.1%
Abengoa SA, 8.50%, 3/31/16	EUR	100	134,313
Boart Longyear Management Ltd., 7.00%, 4/01/21 (c)	USD	175	173,687
			308,000

Corporate Bonds	Par (000)		Value
Construction Materials — 0.2%
Calcipar SA, 6.88%, 5/01/18 (c)	USD	315	$298,463
Xefin Lux SCA, 8.00%, 6/01/18 (c)	EUR	233	307,928
			606,391
Consumer Finance — 1.2%
Credit Acceptance Corp., 9.13%, 2/01/17	USD	640	648,000
Ford Motor Credit Co. LLC:
3.00%, 1/13/12 (h)		195	195,004
7.80%, 6/01/12		200	206,005
7.00%, 4/15/15		1,710	1,825,425
6.63%, 8/15/17		131	137,143
			3,011,577
Containers & Packaging — 1.3%
Ardagh Packaging Finance Plc, 7.38%, 10/15/17 (c)	EUR	435	585,823
Berry Plastics Corp., 8.25%, 11/15/15	USD	125	128,750
GCL Holdings SCA, 9.38%, 4/15/18 (c)	EUR	244	306,693
Graphic Packaging International, Inc., 7.88%, 10/01/18	USD	340	357,000
OI European Group BV, 6.88%, 3/31/17	EUR	152	207,431
Pregis Corp., 12.38%, 10/15/13	USD	390	358,800
Rock-Tenn Co., 9.25%, 3/15/16		50	52,500
Smurfit Kappa Acquisitions (c):
7.25%, 11/15/17	EUR	465	641,254
7.75%, 11/15/19		296	406,070
			3,044,321
Diversified Consumer Services — 1.2%
Service Corp. International, 7.00%, 6/15/17	USD	2,800	2,926,000
Diversified Financial Services — 5.3%
Ally Financial, Inc.:
7.50%, 12/31/13		350	360,500
8.30%, 2/12/15		530	556,500
6.25%, 12/01/17 (c)		480	461,720
8.00%, 3/15/20		320	323,200
7.50%, 9/15/20		620	609,150
8.00%, 11/01/31		1,295	1,265,862
8.00%, 11/01/31		810	779,164
Axcan Intermediate Holdings, Inc., 12.75%, 3/01/16		410	427,425
Boparan Holdings Ltd. (c):
9.75%, 4/30/18	EUR	100	110,624
9.88%, 4/30/18	GBP	130	170,934
FCE Bank Plc:
7.13%, 1/15/13	EUR	550	792,051
4.75%, 1/19/15		310	405,237
General Motors Financial Co., Inc., 6.75%, 6/01/18 (c)	USD	450	447,750
KION Finance SA, 7.88%, 4/15/18 (c)	EUR	146	174,075
Leucadia National Corp., 8.13%, 9/15/15	USD	1,120	1,202,600
Reynolds Group DL Escrow, Inc., 8.50%, 10/15/16 (c)		425	434,562
Reynolds Group Issuer, Inc.:
8.75%, 10/15/16 (c)	EUR	350	487,692
8.75%, 10/15/16		502	699,490
7.13%, 4/15/19 (c)	USD	230	217,925
9.00%, 4/15/19 (c)		245	220,500
7.88%, 8/15/19 (c)		1,010	999,900
9.88%, 8/15/19 (c)		415	390,100
8.25%, 2/15/21 (c)		680	572,900
WMG Acquisition Corp. (c):
9.50%, 6/15/16		110	112,200
11.50%, 10/01/18		535	486,850
			12,708,911

See Notes to Financial Statements.

16	SEMI-ANNUAL REPORT	AUGUST 31, 2011

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (COY)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Diversified Telecommunication Services — 4.5%
Broadview Networks Holdings, Inc., 11.38%, 9/01/12	USD	1,000	$860,000
GCI, Inc., 6.75%, 6/01/21 (c)		264	260,040
ITC Deltacom, Inc., 10.50%, 4/01/16		260	266,500
Level 3 Escrow, Inc., 8.13%, 7/01/19 (c)		2,474	2,350,300
Level 3 Financing, Inc.:
9.25%, 11/01/14		77	77,963
8.75%, 2/15/17		525	514,500
Qwest Communications International, Inc.:
7.50%, 2/15/14		2,490	2,521,125
8.00%, 10/01/15		610	651,175
Series B, 7.50%, 2/15/14		1,575	1,594,687
Qwest Corp., 7.63%, 6/15/15		500	556,250
Windstream Corp.:
8.13%, 8/01/13		400	425,000
7.88%, 11/01/17		690	725,362
			10,802,902
Electric Utilities — 0.6%
Tokyo Electric Power Co., Inc., 4.50%, 3/24/14	EUR	1,100	1,351,029
Electronic Equipment, Instruments & Components — 0.6%
CDW LLC:
11.00%, 10/12/15	USD	10	10,200
11.50%, 10/12/15 (e)		610	622,200
8.00%, 12/15/18 (c)		380	376,200
Elster Finance BV, 6.25%, 4/15/18 (c)	EUR	105	138,764
Jabil Circuit, Inc., 8.25%, 3/15/18	USD	215	242,412
			1,389,776
Energy Equipment & Services — 1.6%
Antero Resources Finance Corp., 7.25%, 8/01/19 (c)		150	145,875
Calfrac Holdings LP, 7.50%, 12/01/20 (c)		225	218,250
Compagnie Générale de Géophysique-Veritas, 7.75%, 5/15/17		235	236,175
Exterran Holdings, Inc., 7.25%, 12/01/18 (c)		405	392,850
Frac Tech Services LLC, 7.13%, 11/15/18 (c)		1,045	1,081,575
Key Energy Services, Inc., 6.75%, 3/01/21		415	406,700
MEG Energy Corp., 6.50%, 3/15/21 (c)		530	530,000
Oil States International, Inc., 6.50%, 6/01/19 (c)		290	290,000
SunCoke Energy, Inc., 7.63%, 8/01/19 (c)		205	201,413
Thermon Industries, Inc., 9.50%, 5/01/17		342	359,100
			3,861,938
Food Products — 0.4%
Darling International, Inc., 8.50%, 12/15/18 (c)		220	238,150
Del Monte Foods Co., 7.63%, 2/15/19 (c)		275	272,937
JBS USA LLC, 7.25%, 6/01/21 (c)		85	77,244
Reddy Ice Corp., 11.25%, 3/15/15		410	372,075
			960,406
Health Care Equipment & Supplies — 1.4%
DJO Finance LLC:
10.88%, 11/15/14		2,130	2,201,888
7.75%, 4/15/18 (c)		95	88,350
ExamWorks Group, Inc., 9.00%, 7/15/19 (c)		260	245,050
Fresenius US Finance II, Inc., 9.00%, 7/15/15 (c)		500	557,500
Teleflex, Inc., 6.88%, 6/01/19		270	267,975
			3,360,763
Health Care Providers & Services — 5.9%
Aviv Healthcare Properties LP, 7.75%, 2/15/19 (c)		380	378,100
ConvaTec Healthcare E SA (c):
7.38%, 12/15/17	EUR	400	517,140
10.50%, 12/15/18	USD	240	218,400

Corporate Bonds	Par (000)		Value
Health Care Providers & Services (concluded)
Crown Newco 3 Plc, 7.00%, 2/15/18 (c)	GBP	331	$483,584
HCA, Inc.:
8.50%, 4/15/19	USD	280	305,200
6.50%, 2/15/20		1,125	1,137,656
7.25%, 9/15/20		2,695	2,769,112
7.50%, 2/15/22		1,180	1,168,200
IASIS Healthcare LLC, 8.38%, 5/15/19 (c)		695	608,125
INC Research LLC, 11.50%, 7/15/19 (c)		375	346,875
inVentiv Health, Inc., 10.00%, 8/15/18 (c)		395	356,488
Omnicare, Inc.:
6.13%, 6/01/13		14	14,140
6.88%, 12/15/15		268	273,360
7.75%, 6/01/20		580	591,600
Symbion, Inc., 8.00%, 6/15/16 (c)		315	292,950
Tenet Healthcare Corp.:
9.00%, 5/01/15		1,587	1,682,220
10.00%, 5/01/18		752	827,200
8.88%, 7/01/19		2,010	2,130,600
			14,100,950
Health Care Technology — 1.3%
IMS Health, Inc., 12.50%, 3/01/18 (c)		2,235	2,570,250
MedAssets, Inc., 8.00%, 11/15/18 (c)		485	468,025
			3,038,275
Hotels, Restaurants & Leisure — 1.5%
Caesars Entertainment Operating Co., Inc., 11.25%, 6/01/17		150	161,625
Cirsa Funding Luxembourg SA, 8.75%, 5/15/18	EUR	50	62,488
Diamond Resorts Corp., 12.00%, 8/15/18	USD	1,100	1,067,000
El Dorado Resorts LLC, 8.63%, 6/15/19 (c)		165	140,662
Enterprise Inns Plc, 6.50%, 12/06/18	GBP	296	365,178
Little Traverse Bay Bands of Odawa Indians, 9.00%, 8/31/20 (c)	USD	270	224,100
MGM Mirage, 13.00%, 11/15/13		90	103,162
MGM Resorts International:
10.38%, 5/15/14		235	257,912
11.13%, 11/15/17		780	869,700
Travelport LLC:
4.95%, 9/01/14 (h)		165	125,812
9.88%, 9/01/14		35	29,838
9.00%, 3/01/16		110	88,275
Tropicana Entertainment LLC, Series WI, 9.63%, 12/15/14 (a)(i)		315	32
			3,495,784
Household Durables — 2.6%
American Standard Americas, 10.75%, 1/15/16 (c)		380	307,800
Ashton Woods USA LLC, 21.44%, 6/30/15 (c)(j)		805	577,587
Beazer Homes USA, Inc.:
8.13%, 6/15/16		295	207,975
12.00%, 10/15/17		1,425	1,446,375
9.13%, 6/15/18		420	291,375
Ideal Standard International, 11.75%, 5/01/18 (c)	EUR	139	153,749
Jarden Corp., 7.50%, 1/15/20		285	386,886
Ryland Group, Inc., 6.63%, 5/01/20	USD	555	477,300
Standard Pacific Corp.:
10.75%, 9/15/16		1,285	1,272,150
8.38%, 5/15/18		250	219,375
8.38%, 1/15/21		535	460,100
United Rentals North America, Inc., 8.38%, 9/15/20		395	360,437
			6,161,109
Household Products — 0.1%
Ontex IV SA, 7.50%, 4/15/18 (c)	EUR	130	167,137

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2011	17

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (COY)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
IT Services — 2.0%
Eagle Parent Canada, Inc., 8.63%, 5/01/19 (c)	USD	670	$616,400
First Data Corp. (c):
7.38%, 6/15/19		800	752,000
8.88%, 8/15/20		495	490,050
12.63%, 1/15/21		1,938	1,831,410
SunGard Data Systems, Inc.:
7.38%, 11/15/18		540	514,350
7.63%, 11/15/20		550	525,250
			4,729,460
Independent Power Producers & Energy Traders — 2.8%
AES Corp., 7.38%, 7/01/21 (c)		785	792,850
Calpine Corp. (c):
7.50%, 2/15/21		180	181,800
7.88%, 1/15/23		585	596,700
Energy Future Holdings Corp., 10.00%, 1/15/20		3,115	3,127,058
Energy Future Intermediate Holding Co. LLC, 10.00%, 12/01/20		161	162,428
NRG Energy, Inc., 7.63%, 1/15/18 (c)		1,995	1,975,050
			6,835,886
Industrial Conglomerates — 2.7%
Alba Group Plc & Co., KG, 8.00%, 5/15/18 (c)	EUR	107	149,863
Sequa Corp. (c):
11.75%, 12/01/15	USD	2,190	2,277,600
13.50%, 12/01/15		3,759	3,984,277
			6,411,740
Insurance — 1.3%
Alliant Holdings I, Inc., 11.00%, 5/01/15 (c)		1,600	1,640,000
CNO Financial Group, Inc., 9.00%, 1/15/18 (c)		339	352,560
Genworth Financial, Inc., 7.63%, 9/24/21		390	346,136
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (c)		235	225,600
USI Holdings Corp., 4.16%, 11/15/14 (c)(h)		630	563,850
			3,128,146
Machinery — 1.3%
AGY Holding Corp., 11.00%, 11/15/14		900	788,625
Navistar International Corp.:
3.00%, 10/15/14 (f)		1,810	1,997,788
8.25%, 11/01/21		140	144,900
Oshkosh Corp., 8.25%, 3/01/17		30	30,825
SPX Corp., 6.88%, 9/01/17		160	166,800
			3,128,938
Media — 14.6%
AMC Entertainment, Inc., 9.75%, 12/01/20		160	154,400
AMC Networks, Inc., 7.75%, 7/15/21 (c)		205	212,175
Affinion Group, Inc., 7.88%, 12/15/18 (c)		745	659,325
CCH II LLC, 13.50%, 11/30/16		2,982	3,444,630
CCO Holdings LLC:
7.25%, 10/30/17		40	41,250
7.88%, 4/30/18		100	104,000
6.50%, 4/30/21		721	704,777
CMP Susquehanna Corp., 3.42%, 5/15/14 (c)(h)		150	142,500
CSC Holdings, Inc., 8.50%, 4/15/14		370	400,525
Catalina Marketing Corp., 10.50%, 10/01/15 (c)(e)		555	555,000
Cengage Learning Acquisitions, Inc., 10.50%, 1/15/15 (c)		590	454,300
Checkout Holding Corp., 10.69%, 11/15/15 (c)(g)		615	362,850
Citadel Broadcasting Corp., 7.75%, 12/15/18 (c)		355	382,513
Clear Channel Communications, Inc., 9.00%, 3/01/21		500	402,500
Clear Channel Worldwide Holdings, Inc.:
9.25%, 12/15/17		1,404	1,488,240
Series B, 9.25%, 12/15/17		5,160	5,521,200
Cox Enterprises, Inc.:
Loan Close 2, 4.00%, 8/15/18		630	650,077
Loan Close 3, 12.00%, 8/15/18		720	743,225
Shares Loan, 4.00%, 8/15/18		743	766,526

Corporate Bonds	Par (000)		Value
Media (concluded)
Cumulus Media, Inc., 7.75%, 5/01/19 (c)	USD	120	$105,300
DISH DBS Corp., 7.00%, 10/01/13		90	94,388
Gray Television, Inc., 10.50%, 6/29/15		900	868,500
Harland Clarke Holdings Corp.:
6.00%, 5/15/15 (h)		330	245,850
9.50%, 5/15/15		290	236,350
Intelsat Luxemburg SA:
11.25%, 6/15/16		1,010	1,055,450
11.25%, 2/04/17		320	310,400
11.50%, 2/04/17 (e)		360	349,650
11.50%, 2/04/17 (c)(e)		820	796,425
Interactive Data Corp., 10.25%, 8/01/18 (c)		945	1,001,700
The Interpublic Group of Cos., Inc., 10.00%, 7/15/17		315	362,250
Kabel BW Erste Beteiligungs GmbH, 7.50%, 3/15/19 (c)	EUR	613	862,964
Kabel Deutschland Vertrieb und Service GmbH & Co. KG, 6.50%, 6/29/18 (c)		315	443,041
Live Nation Entertainment, Inc., 8.13%, 5/15/18 (c)	USD	675	649,688
Musketeer GmbH, 9.50%, 3/15/21	EUR	385	553,053
NAI Entertainment Holdings LLC, 8.25%, 12/15/17 (c)	USD	570	575,700
Nielsen Finance LLC:
11.63%, 2/01/14		45	50,963
7.75%, 10/15/18		2,085	2,152,762
Odeon & UCI Finco Plc, 9.00%, 8/01/18 (c)	GBP	189	280,725
ProQuest LLC, 9.00%, 10/15/18 (c)	USD	460	450,800
ProtoStar I Ltd., 18.00%, 10/15/12 (a)(c)(i)		812	406
Regal Entertainment Group, 9.13%, 8/15/18		305	308,050
UPC Holding BV, 9.88%, 4/15/18 (c)		500	522,500
UPCB Finance II Ltd., 6.38%, 7/01/20 (c)	EUR	753	962,700
Unitymedia GmbH:
9.63%, 12/01/19		158	228,669
9.63%, 12/01/19 (c)		530	767,056
Unitymedia Hessen GmbH & Co. KG (FKA UPC Germany Gmbh) (c):
8.13%, 12/01/17		407	587,579
8.13%, 12/01/17	USD	540	550,800
Virgin Media Secured Finance Plc, 7.00%, 1/15/18	GBP	537	902,222
Ziggo Bond Co. BV, 8.00%, 5/15/18 (c)	EUR	343	482,865
Ziggo Finance BV, 6.13%, 11/15/17 (c)		735	1,029,432
			34,978,251
Metals & Mining — 4.2%
Drummond Co., Inc.:
9.00%, 10/15/14 (c)	USD	245	250,513
7.38%, 2/15/16		190	192,850
FMG Resources August 2006 Property Ltd., 7.00%, 11/01/15 (c)		1,140	1,137,150
Goldcorp, Inc., 2.00%, 8/01/14 (f)		970	1,276,763
JMC Steel Group, 8.25%, 3/15/18 (c)		185	180,838
James River Escrow, Inc., 7.88%, 4/01/19 (c)		200	181,000
New World Resources NV, 7.88%, 5/01/18	EUR	627	860,155
Newmont Mining Corp., Series A, 1.25%, 7/15/14 (f)	USD	1,345	1,953,612
Novelis, Inc., 8.75%, 12/15/20 (c)		3,235	3,404,837
Taseko Mines Ltd., 7.75%, 4/15/19		300	284,250
Vedanta Resources PLC, 8.25%, 6/07/21 (c)		245	233,975
Vulcan Materials Co., 7.50%, 6/15/21		151	148,722
			10,104,665
Multiline Retail — 1.8%
Dollar General Corp., 11.88%, 7/15/17 (e)		4,007	4,437,753
Oil, Gas & Consumable Fuels — 9.7%
Alpha Natural Resources, Inc.:
6.00%, 6/01/19		285	278,588
6.25%, 6/01/21		920	900,450

See Notes to Financial Statements.
18	SEMI-ANNUAL REPORT	AUGUST 31, 2011

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (COY)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (concluded)
Arch Coal, Inc.:
7.25%, 10/01/20	USD	310	$305,350
7.25%, 6/15/21 (c)		785	773,225
Berry Petroleum Co., 8.25%, 11/01/16		470	485,275
Bill Barrett Corp., 9.88%, 7/15/16		40	43,900
Carrizo Oil & Gas, Inc., 8.63%, 10/15/18 (c)		120	122,400
Chesapeake Energy Corp.:
6.63%, 8/15/20		876	915,420
6.13%, 2/15/21		505	512,575
2.25%, 12/15/38 (f)		775	689,750
Coffeyville Resources LLC, 9.00%, 4/01/15 (c)		243	257,580
Concho Resources, Inc., 7.00%, 1/15/21		375	384,375
Connacher Oil and Gas Ltd., 8.50%, 8/01/19 (c)		310	251,100
Consol Energy, Inc., 8.25%, 4/01/20		1,800	1,935,000
Continental Resources, Inc., 7.13%, 4/01/21		340	350,200
Copano Energy LLC, 7.13%, 4/01/21		305	303,475
Crosstex Energy LP, 8.88%, 2/15/18		165	170,775
Denbury Resources, Inc.:
8.25%, 2/15/20		652	687,045
6.38%, 8/15/21		320	313,600
EV Energy Partners LP, 8.00%, 4/15/19 (c)		140	137,200
Energy XXI Gulf Coast, Inc. (c):
9.25%, 12/15/17		390	399,750
7.75%, 6/15/19		815	766,100
Forbes Energy Services Ltd., 9.00%, 6/15/19 (c)		335	319,088
Hilcorp Energy I LP, 7.63%, 4/15/21 (c)		710	717,100
Linn Energy LLC (c):
6.50%, 5/15/19		230	219,650
8.63%, 4/15/20		1,005	1,075,350
7.75%, 2/01/21		395	402,900
MarkWest Energy Partners LP, 6.75%, 11/01/20		120	123,000
Niska Gas Storage US LLC, 8.88%, 3/15/18 (c)		1,705	1,722,050
OGX Petroleo e Gas Participações SA, 8.50%, 6/01/18 (c)		3,625	3,634,062
Oasis Petroleum, Inc., 7.25%, 2/01/19 (c)		300	294,000
Petrohawk Energy Corp.:
10.50%, 8/01/14		350	395,500
7.88%, 6/01/15		450	486,000
7.25%, 8/15/18		290	338,212
Pioneer Natural Resources Co., 6.88%, 5/01/18		95	102,901
Precision Drilling Corp., 6.50%, 12/15/21 (c)		275	275,000
Range Resources Corp.:
8.00%, 5/15/19		400	435,000
5.75%, 6/01/21		310	311,550
SM Energy Co., 6.63%, 2/15/19 (c)		260	260,000
SandRidge Energy, Inc., 7.50%, 3/15/21 (c)		835	814,125
Teekay Corp., 8.50%, 1/15/20		510	495,975
			23,404,596
Paper & Forest Products — 2.5%
Ainsworth Lumber Co. Ltd., 11.00%, 7/29/15 (c)(e)		354	247,611
Boise Paper Holdings LLC:
9.00%, 11/01/17		115	122,188
8.00%, 4/01/20		140	143,150
Clearwater Paper Corp.:
10.63%, 6/15/16		370	405,150
7.13%, 11/01/18 (c)		535	537,675
Georgia-Pacific LLC, 8.25%, 5/01/16 (c)		1,525	1,741,562
Longview Fibre Paper & Packaging, Inc., 8.00%, 6/01/16 (c)		315	311,850
NewPage Corp., 11.38%, 12/31/14 (i)		1,935	1,702,800
Sappi Papier Holding GmbH, 6.63%, 4/15/21 (c)		120	106,800
Verso Paper Holdings LLC, 11.50%, 7/01/14		707	749,420
			6,068,206

Corporate Bonds	Par (000)		Value
Pharmaceuticals — 0.5%
Capsugel Finance Co. SCA, 9.88%, 8/01/19 (c)	EUR	200	$275,808
Endo Pharmaceuticals Holdings, Inc., 7.00%, 7/15/19 (c)	USD	170	172,125
Valeant Pharmaceuticals International, 6.50%, 7/15/16 (c)		780	741,000
			1,188,933
Professional Services — 0.3%
FTI Consulting, Inc., 6.75%, 10/01/20 (c)		850	838,313
Real Estate Investment Trusts (REITs) — 1.3%
FelCor Lodging LP, 6.75%, 6/01/19 (c)		1,285	1,207,900
iStar Financial, Inc., 5.65%, 9/15/11		1,500	1,488,750
The Rouse Co. LP, 6.75%, 11/09/15		480	486,000
			3,182,650
Real Estate Management & Development — 2.2%
CB Richard Ellis Services, Inc., 6.63%, 10/15/20		310	303,025
Forest City Enterprises, Inc., 7.63%, 6/01/15		1,325	1,275,313
Realogy Corp. (c):
11.50%, 4/15/17 (h)		910	723,450
12.00%, 4/15/17		90	72,000
7.88%, 2/15/19		2,400	1,992,000
Shea Homes LP, 8.63%, 5/15/19 (c)		1,025	866,125
			5,231,913
Road & Rail — 2.0%
Avis Budget Car Rental LLC:
9.63%, 3/15/18		475	485,688
8.25%, 1/15/19		710	686,925
Florida East Coast Railway Corp., 8.13%, 2/01/17 (c)		410	407,950
The Hertz Corp. (c):
7.50%, 10/15/18		595	583,100
6.75%, 4/15/19		410	382,325
7.38%, 1/15/21		455	434,525
Hertz Holdings Netherlands BV:
8.50%, 7/31/15	EUR	100	140,777
8.50%, 7/31/15 (c)		1,225	1,724,519
			4,845,809
Semiconductors & Semiconductor Equipment — 0.2%
Spansion LLC, 7.88%, 11/15/17 (c)	USD	540	540,000
Specialty Retail — 2.2%
Asbury Automotive Group, Inc., 8.38%, 11/15/20		335	329,138
Hillman Group, Inc., 10.88%, 6/01/18		490	494,900
House of Fraser Plc., 8.88%, 8/15/18 (c)	GBP	259	357,378
Limited Brands, Inc., 8.50%, 6/15/19	USD	745	839,056
Phones4u Finance Plc, 9.50%, 4/01/18 (c)	GBP	370	462,478
QVC, Inc. (c):
7.13%, 4/15/17	USD	210	219,450
7.50%, 10/01/19		565	608,787
7.38%, 10/15/20		195	209,625
Sonic Automotive, Inc., 9.00%, 3/15/18		345	350,175
Toys ‘R’ US-Delaware, Inc., 7.38%, 9/01/16 (c)		390	378,300
United Auto Group, Inc., 7.75%, 12/15/16		950	961,875
			5,211,162
Transportation Infrastructure — 0.2%
Aguila 3 SA, 7.88%, 1/31/18 (c)		398	374,120
Wireless Telecommunication Services — 3.6%
Cricket Communications, Inc.:
10.00%, 7/15/15		715	739,131
7.75%, 5/15/16		306	309,825
Digicel Group Ltd. (c):
8.88%, 1/15/15		635	635,000
9.13%, 1/15/15		1,711	1,710,632
8.25%, 9/01/17		1,135	1,135,000
10.50%, 4/15/18		500	530,000

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2011	19

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (COY)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Wireless Telecommunication Services (concluded)
FiberTower Corp., 9.00%, 1/01/16 (e)	USD	311	$193,552
Intelsat Jackson Holdings SA, 7.50%, 4/01/21 (c)		140	135,450
iPCS, Inc., 2.38%, 5/01/13 (h)		760	704,900
MetroPCS Wireless, Inc.:
7.88%, 9/01/18		340	344,675
6.63%, 11/15/20		850	794,750
NII Capital Corp., 7.63%, 4/01/21		344	350,880
Sprint Capital Corp., 6.88%, 11/15/28		1,210	1,082,950
			8,666,745
Total Corporate Bonds — 103.0%			247,450,167

Floating Rate Loan Interests (h)
Airlines — 0.3%
Delta Air Lines, Inc., Credit New Term Loan B, 5.50%, 4/20/17		675	622,127
Building Products — 0.2%
Goodman Global, Inc., Term Loan (Second Lien), 9.00%, 10/30/17		500	502,500
Capital Markets — 0.1%
Marsico Parent Co., LLC, Term Loan, 5.25%, 12/15/14		369	206,424
Chemicals — 0.1%
PQ Corp. (FKA Niagara Acquisition, Inc.), Original Term Loan Facility (First Lien), 3.48% – 3.51%, 7/30/14		313	285,907
Construction & Engineering — 0.7%
Safway Services, LLC, Last Out Term Loan, 7.25%, 12/18/17		1,750	1,750,000
Consumer Finance — 1.5%
Springleaf Financial Funding Co. (FKA AGFS Funding Co.), Term Loan, 5.50%, 5/10/17		4,000	3,705,000
Diversified Consumer Services — 0.0%
ServiceMaster Co.:
Closing Date Term Loan, 2.69% – 2.76%, 7/24/14		77	71,408
Delayed Draw Term Loan, 2.72%, 7/24/14		8	7,111
			78,519
Diversified Telecommunication Services — 0.2%
Level 3 Financing, Inc., Incremental Tranche A Term Loan, 2.50%, 3/13/14		475	438,900
Electronic Equipment, Instruments & Components — 0.0%
CDW LLC (FKA CDW Corp.), Non-Extended Term Loan, 3.71%, 10/10/14		110	103,400
Energy Equipment & Services — 0.6%
Dynegy Holdings, Inc.:
Coal Company Term Loan, 9.25%, 8/04/16		530	519,661
Gas Company Term Loan, 9.25%, 8/04/16		970	951,079
			1,470,740
Health Care Providers & Services — 0.7%
Harden Healthcare, Inc.:
Tranche A Additional Term Loan, 7.75%, 3/02/15		435	425,844
Tranche A Term Loan, 8.50%, 3/02/15		381	373,039
inVentiv Health, Inc. (FKA Ventive Health, Inc.), Term Loan B, 6.50%, 8/04/16		801	755,846
			1,554,729

Floating Rate Loan Interests (h)	Par (000)			Value
Hotels, Restaurants & Leisure — 0.4%
Caesars Entertainment Operating Co., Inc., Term Loan B-3, 3.25%, 1/28/15	USD	341		$293,899
Travelport LLC, (FKA Travelport, Inc.), Term Loan, 8.29%, 3/27/12		1,251		689,203
				983,102
Independent Power Producers & Energy Traders — 0.9%
Texas Competitive Electric Holdings Co., LLC (TXU), Extended Term Loan, 4.71% – 4.77%, 10/10/17		2,926		2,148,176
Media — 3.8%
Cengage Learning Acquisitions, Inc. (FKA Thomson Learning), Tranche 1 Incremental Term Loan, 7.50%, 7/03/14		1,455		1,389,525
HMH Publishing Co., Ltd., Tranche A Term Loan, 6.21%, 6/12/14		862		692,815
Intelsat Jackson Holdings SA (FKA Intelsat Jackson Holdings, Ltd.), Tranche B Term Loan, 5.25%, 4/02/18		5,985		5,730,637
Newsday LLC, Fixed Rate Term Loan, 10.50%, 8/01/13		1,375		1,419,688
				9,232,665
Multiline Retail — 0.6%
Hema Holding BV, Mezzanine, 9.93%, 7/05/17	EUR	1,097		1,407,026
Oil, Gas & Consumable Fuels — 0.8%
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15	USD	1,829		1,810,296
Paper & Forest Products — 0.5%
Verso Paper Finance Holdings LLC, Term Loan, 6.51% – 7.26%, 2/01/13 (e)		1,326		1,140,343
Real Estate Investment Trusts (REITs) — 0.6%
iStar Financial, Inc., Term Loan, (Second Lien), 5.00%, 6/28/13		1,383		1,344,124
Real Estate Management & Development — 0.3%
Realogy Corp.:
Extended Synthetic Letter of Credit Loan, 4.44%, 10/10/16		124		101,911
Extended Term Loan B, 4.52%, 10/10/16		689		566,955
				668,866
Specialty Retail — 0.0%
Claire’s Stores, Inc., Term Loan B, 3.00%, 5/29/14		109		94,562
Total Floating Rate Loan Interests — 12.3%				29,547,406

Other Interests (k)		Beneficial Interest (000)
Auto Components — 2.6%
Delphi Debtor-in-Possession Holding Co. LLP, Class B Membership Interests (a)		—	(l)	6,247,969
Energy Equipment & Services — 0.6%
BLK COY (Luxembourg) Investments, S.a.r.l. (Laricina Energy Ltd.) (a)(m)		35		1,549,759
Media — 0.0%
Adelphia Escrow (a)		700		7
Adelphia Recovery Trust (a)		878		88
				95
Total Other Interests — 3.2%				7,797,823

See Notes to Financial Statements.

20	SEMI-ANNUAL REPORT	AUGUST 31, 2011

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (COY)
(Percentages shown are based on Net Assets)

Preferred Securities
Capital Trusts	Par (000)		Value
Insurance — 0.2%
Genworth Financial, Inc., 6.15%, 11/15/66 (h)	USD	790	$474,000
Total Capital Trusts — 0.2%			474,000

Preferred Stocks	Shares
Auto Components — 0.3%
Dana Holding Corp., 4.00% (c)(f)		6,380	718,547
Diversified Financial Services — 0.9%
Ally Financial, Inc., 7.00% (c)		2,883	2,193,693
Media — 0.2%
CMP Susquehanna Radio Holdings Corp., 0.00% (a)(c)(h)		34,982	297,347
Total Preferred Stocks — 1.4%			3,209,587

Trust Preferreds
Diversified Financial Services — 0.7%
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40 (h)		80,890	1,727,002
Total Trust Preferreds — 0.7%			1,727,002
Total Preferred Securities — 2.3%			5,410,589

Warrants (n)
Health Care Providers & Services — 0.0%
HealthSouth Corp. (Expires 1/16/14)		29,930	—
Media — 0.1%
Cumulus Media, Inc. (Expires 3/26/19)		88,351	225,781
New Vision Holdings LLC (Expires 9/30/14)		14,965	150
			225,931
Software — 0.0%
Bankruptcy Management Solutions, Inc. (Expires 9/29/17)		312	3
HMH Holdings/EduMedia (Expires 3/09/17)		9,997	—
			3
Total Warrants — 0.1%			225,934
Total Long-Term Investments (Cost — $309,796,735) — 124.8%			299,702,026

Short-Term Securities
BlackRock Liquidity Funds, TempCash, Institutional Class, 0.11% (o)(p)		1,965,816	1,965,816
Total Short-Term Securities (Cost — $1,965,816) — 0.8%			1,965,816

Options Purchased	Contracts		Value
Exchange-Traded Call Options — 0.0%		412	$5,356
E*Trade Financial Corp., Strike Price USD 20.00, Expires 10/22/11		412	$5,356
Exchange-Traded Put Options — 0.0%
SPDR S&P 500 ETF Trust, Strike Price USD 120.00, Expires 9/17/11		131	29,478
Over-the-Counter Call Options — 0.0%
Marsico Parent Superholdco LLC, Strike Price USD 942.86, Expires 12/21/19, Broker Goldman Sachs Bank USA		17	—

	Notional Amount (000)
Over-the-Counter Call Swaptions — 0.1%
Receive a return based on return of Dow Jones CDX North America High Yield Index Series 16 and pay a floating rate based on 3-month LIBOR, Expires 12/21/11, Broker Deutsche Bank Securities Inc.		$10,000	100,351
Total Options Purchased (Cost — $244,707) — 0.1%			135,185
Total Investments Before Options Written (Cost — $312,007,258*) — 125.7%			301,803,027

Options Written		Contracts
Exchange-Traded Put Options — (0.0)%
E*Trade Financial Corp., Strike Price USD 13.00, Expires 10/22/11		412	(84,460)

	Notional Amount (000)
Over-the-Counter Call Swaptions — (0.1)%
Pay a return based on return of Dow Jones CDX North America High Yield Index Series 16 and receive a floating rate based on 3-month LIBOR, Expires 9/21/11, Broker Credit Suisse International	USD	10,650	(2,084)
Pay a return based on return of Dow Jones CDX North America High Yield Index Series 16 and receive a floating rate based on 3-month LIBOR, Expires 12/21/11, Broker Goldman Sachs International		4,000	(181,742)
			(183,826)
Over-the-Counter Put Swaptions — (0.3)%
Pay a return based on return of Dow Jones CDX North America High Yield Index Series 16 and receive a floating rate based on 3-month LIBOR, Expires 9/21/11, Broker Credit Suisse International		2,775	(90,853)
Pay a return based on return of Dow Jones CDX North America High Yield Index Series 16 and receive a floating rate based on 3-month LIBOR, Expires 12/21/11, Broker Goldman Sachs International		4,000	(130,653)

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2011	21

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (COY)
(Percentages shown are based on Net Assets)

Options Written	Notional Amount (000)		Value
Over-the-Counter Put Swaptions (concluded)
Pay a return based on return of Dow Jones CDX North America High Yield Index Series 16 and receive a floating rate based on 3-month LIBOR, Expires 12/21/11, Broker Morgan Stanley Capital Services	USD	10,000	$(388,255)
			(609,761)
Total Options Written (Premiums Received — $601,636) — (0.4)%			(878,047)
Total Investments, Net of Options Written — 125.3%			300,924,980
Liabilities in Excess of Other Assets — (25.3)%			(60,682,896)
Net Assets — 100.0%			$240,242,084

*	The cost and unrealized appreciation (depreciation) of investments as of August 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$313,099,853
Gross unrealized appreciation	$11,308,144
Gross unrealized depreciation	(22,600,970)
Net unrealized depreciation	$(11,292,826)

(a)	Non-income producing security.

(b)	Restricted security as to resale. As of report date the Fund held less than 0.1% of its net assets, with a current market value of $3,851 and an original cost of $277, in this security.

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown is as of report date.

(e)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(f)	Convertible security.

(g)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(h)	Variable rate security. Rate shown is as of report date.

(i)	Issuer filed for bankruptcy and/or is in default of interest payments.

(j)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.

(k)	Other interests represent beneficial interest in liquidation trusts and other reorganization or private entities.

(l)	Amount is less than $500.

(m)	The investment is held by a wholly owned subsidiary of the Fund.

(n)

Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(o)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at February 28, 2010	Net Activity	Shares Held at August 31, 2011	Income
BlackRock Liquidity Funds, TempCash, Institutional Class	1,721,866	243,950	1,965,816	$1,031

(p)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Financial futures contracts sold as of August 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
347	S&P 500 Index Emini	Chicago Mercantile	September 2011	$19,749,027	$(1,378,068)

•	Foreign currency exchange contracts as of August 31, 2011 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	293,000	USD	421,255	Royal Bank of Scotland	9/02/11	$(360)

USD	192,154	CAD	190,000	Citibank NA	10/07/11	(1,700)

USD	3,596,799	GBP	2,251,000	Royal Bank of Scotland	10/07/11	(55,827)

USD	20,237,444	EUR	14,117,000	Citibank NA	10/26/11	(28,322)

USD	760,967	EUR	530,000	Deutsche Bank AG	10/26/11	121

USD	45,787	EUR	32,000	Morgan Stanley Capital Services, Inc.	10/26/11	(151)

USD	420,982	EUR	293,000	Royal Bank of Scotland	10/26/11	363

USD	199,829	EUR	140,000	UBS AG	10/26/11	(1,149)
Total						$(87,025)

•	Credit default swaps on single-name issues — buy protection outstanding as of August 31, 2011 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
iStar Financial, Inc.	5.00%	Morgan Stanley Capital Services, Inc.	9/20/11	$750	$(2,347)

iStar Financial, Inc.	5.00%	Morgan Stanley Capital Services, Inc.	9/20/11	$750	(2,436)

Republic of Hungary	1.00%	Deutsche Bank AG	12/20/15	$280	5,918

Israel (State of)	1.00%	Deutsche Bank AG	3/20/16	$625	(6,428)

Beazer Homes USA Inc.	5.00%	Credit Suisse Securities (USA) LLC	9/20/16	$125	(5,472)

Beazer Homes USA Inc.	5.00%	Goldman Sachs & Co.	9/20/16	$175	11,459

Realogy Corp	5.00%	Goldman Sachs & Co.	9/20/16	$125	(9,218)

iStar Financial, Inc.	5.00%	Deutsche Bank AG	12/20/16	$250	(20,392)
Total					$(28,916)

See Notes to Financial Statements.

22	SEMI-ANNUAL REPORT	AUGUST 31, 2011

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (COY)

•	Credit default swaps on traded indexes — buy protection outstanding as of August 31, 2011 were as follows:

Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
Dow Jones CDX North America High Yield Index Series 16	5.00%	Credit Suisse Securities (USA) LLC	6/20/16	$2,100	—

•	Credit default swaps on single-name issues — sold protection outstanding as of August 31, 2011 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]	Unrealized Appreciation (Depreciation)
iStar Financial, Inc.	5.00%	Deutsche Bank AG	9/20/11	B+	$250	$1,583

ARAMARK Corp.	5.00%	Goldman Sachs International	3/20/16	B	$500	(14,585)

ARAMARK Corp.	5.00%	Goldman Sachs International	6/20/16	B	$300	(9,383)

ARAMARK Corp.	5.00%	Goldman Sachs International	6/20/16	B	$300	(11,486)

ARAMARK Corp.	5.00%	Goldman Sachs International	9/20/16	B	$350	(15,369)
Total						$(49,240)

	[1]	Using S&P’s rating.

	[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•	Interest rate swaps outstanding as of August 31, 2011 were as follows:

Fixed Rate		Floating Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation
3.12	%(a)	3-month LIBOR	Deutsche Bank AG	8/02/21	$1,320	$11,812

3.09	%(a)	3-month LIBOR	Deutsche Bank AG	8/03/21	$1,330	10,135

3.15	%(a)	3-month LIBOR	Credit Suisse Securities (USA) LLC	8/11/21	$1,340	13,759

3.11	%(a)	3-month LIBOR	Deutsche Bank AG	8/11/21	$1,340	11,386
Total						$47,092

(a) Pays a fixed interest rate and receives floating rate.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized in three broad levels for financial statement purposes as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of August 31, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks	$7,032,920	$85,137	$2,152,050	$9,270,107
Corporate Bonds	—	242,319,052	5,131,115	247,450,167
Floating Rate Loan Interests	—	23,768,539	5,778,867	29,547,406
Other Interests	88	6,247,969	1,549,766	7,797,823
Preferred Securities	1,727,002	3,386,240	297,347	5,410,589
Warrants	—	—	225,934	225,934
Short-Term Securities	1,965,816	—	—	1,965,816
Total	$10,725,826	$275,806,937	$15,135,079	$301,667,842

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$18,960	—	$18,960
Equity contracts	$34,834	100,351	—	135,185
Foreign currency exchange contracts	—	484	—	484
Interest rate contracts	—	47,092	—	47,092
Liabilities:
Credit contracts	—	(97,116)	—	(97,116)
Equity contracts	(1,462,528)	(793,587)	—	(2,256,115)
Foreign currency exchange contracts	—	(87,509)	—	(87,509)
Total	$(1,427,694)	$(811,325)	—	$(2,239,019)

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts, and foreign currency exchange contracts are valued at the unrealized appreciation/ depreciation on the instrument and options are shown at value.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2011	23

Schedule of Investments (concluded)	BlackRock Corporate High Yield Fund, Inc. (COY)

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Preferred Stocks	Warrants	Unfunded Loan Commitments	Total
Assets/Liabilities:
Balance, as of February 28, 2011	$412,146	$5,083,048	$6,878,236	$7	—	$154	$(11,592)	$12,361,999
Accrued discounts/premiums	—	12,301	1,296	—	—	—	—	13,597
Net realized gain (loss)	—	6,528	3,965	—	—	—	—	10,493
Net change in unrealized appreciation/depreciation[2]	(2,000,339)	624,595	1,156,020	(27,393)	$297,347	225,780	11,592	287,602
Purchases	3,740,243	47,658	5,690	1,577,152	—	—	—	5,370,743
Sales	—	(748,753)	(2,574,160)	—	—	—	—	(3,322,913)
Transfers in3	—	105,738	1,461,797	—	—	—	—	1,567,535
Transfers out[3]	—	—	(1,153,977)	—	—	—	—	(1,153,977)
Balance, as of August 31, 2011	$2,152,050	$5,131,115	$5,778,867	$1,549,766	$297,347	$225,934	—	$15,135,079

[2]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held on August 31, 2011 was $(992,367).

[3]	The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the period in relation to net assets.

See Notes to Financial Statements.

24	SEMI-ANNUAL REPORT	AUGUST 31, 2011

Schedule of Investments August 31, 2011 (Unaudited)	BlackRock Corporate High Yield Fund III, Inc. (CYE)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Capital Markets — 0.1%
E*Trade Financial Corp. (a)	29,600	$365,856
Chemicals — 0.0%
Wellman Holdings, Inc.	256	832
Wellman, Inc. (acquired 1/30/09, cost $235) (a)(b)	1,266	4,114
		4,946
Communications Equipment — 0.4%
Loral Space & Communications Ltd. (a)	20,518	1,161,114
Diversified Financial Services — 0.8%
Kcad Holdings I Ltd.	184,016,803	2,076,998
Electrical Equipment — 0.0%
Medis Technologies Ltd. (a)	70,784	779
Hotels, Restaurants & Leisure — 0.0%
Buffets Restaurants Holdings, Inc. (a)	1,099	2,747
Media — 1.4%
Belo Corp., Class A	47,382	258,232
Charter Communications, Inc. (a)	63,805	3,182,593
Clear Channel Outdoor Holdings, Inc., Class A (a)	9,964	114,088
		3,554,913
Metals & Mining — 0.1%
African Minerals Ltd. (a)	47,050	391,428
Oil, Gas & Consumable Fuels — 0.2%
Marathon Petroleum Corp.	10,600	392,836
Paper & Forest Products — 0.3%
Ainsworth Lumber Co. Ltd. (c)	140,415	286,766
Ainsworth Lumber Co. Ltd.	122,117	249,397
Western Forest Products, Inc. (a)	158,023	106,500
Western Forest Products, Inc. (a)(c)	45,762	30,841
		673,504
Semiconductors & Semiconductor Equipment — 0.4%
Spansion, Inc., Class A (a)	64,237	964,198
SunPower Corp., Class B (a)	271	3,211
		967,409
Software — 0.1%
Bankruptcy Management Solutions, Inc. (a)	501	2
HMH Holdings/EduMedia (a)	89,669	179,338
		179,340
Total Common Stocks — 3.8%		9,771,870

Corporate Bonds	Par (000)
Aerospace & Defense — 0.6%
Huntington Ingalls Industries, Inc. (c):
6.88%, 3/15/18	USD	360	338,400
7.13%, 3/15/21		400	376,000
Kratos Defense & Security Solutions, Inc., 10.00%, 6/01/17		756	776,790
			1,491,190
Air Freight & Logistics — 0.5%
National Air Cargo Group, Inc.:
Series 1, 12.38%, 9/02/15		679	705,964
Series 2, 12.38%, 8/16/15		686	713,156
			1,419,120

Corporate Bonds	Par (000)		Value
Airlines — 3.1%
Air Canada, 9.25%, 8/01/15 (c)	USD	900	$864,000
American Airlines, Inc.:
10.50%, 10/15/12		940	969,375
7.50%, 3/15/16 (c)		140	126,700
Series 2001-2, 7.86%, 4/01/13		400	400,000
Series 2011-1-B, 7.00%, 1/31/18 (c)		407	350,272
Continental Airlines, Inc.:
6.75%, 9/15/15 (c)		630	614,250
Series 1997-4-B, 6.90%, 7/02/18 (d)		396	390,128
Series 2010-1-B, 6.00%, 1/12/19		500	462,500
Delta Air Lines, Inc.:
Series 2010-1-B, 6.38%, 7/02/17		500	450,000
Series B, 9.75%, 12/17/16		765	784,455
US Airways Pass-Through Trust, 10.88%, 10/22/14		690	672,750
United Air Lines, Inc., 12.75%, 7/15/12		2,062	2,155,175
			8,239,605
Auto Components — 2.1%
Allison Transmission, Inc., 11.00%, 11/01/15 (c)		230	242,075
B-Corp Merger Sub, Inc., 8.25%, 6/01/19 (c)		210	195,300
Delphi Corp., 6.13%, 5/15/21 (c)		170	164,050
Ford Motor Co., 7.45%, 7/16/31		730	800,352
Icahn Enterprises LP:
4.00%, 8/15/13 (c)(e)(f)		255	243,219
8.00%, 1/15/18		3,035	3,065,350
International Automotive Components Group, SL, 9.13%, 6/01/18 (c)		260	255,450
Titan International, Inc., 7.88%, 10/01/17		465	488,250
			5,454,046
Beverages — 0.2%
Cott Beverages, Inc., 8.13%, 9/01/18		264	273,240
Crown European Holdings SA, 7.13%, 8/15/18 (c)	EUR	245	339,625
			612,865
Biotechnology — 0.1%
QHP Pharma, 10.25%, 3/15/15 (c)	USD	335	341,135
Building Products — 1.3%
Building Materials Corp. of America (c):
7.00%, 2/15/20		440	440,000
6.75%, 5/01/21		1,260	1,206,450
Griffon Corp., 7.13%, 4/01/18 (c)		430	406,350
Momentive Performance Materials, Inc.:
11.50%, 12/01/16		475	470,250
9.00%, 1/15/21 (c)		985	842,175
			3,365,225
Capital Markets — 1.0%
American Capital Ltd., 7.96%, 12/31/13 (g)		510	506,420
E*Trade Financial Corp.:
12.50%, 11/30/17 (h)		880	1,012,000
3.39%, 8/31/19 (c)(e)(i)		244	291,580
Series A, 3.65%, 8/31/19 (e)(i)		7	8,365
KKR Group Finance Co., 6.38%, 9/29/20 (c)		650	691,570
			2,509,935
Chemicals — 3.6%
American Pacific Corp., 9.00%, 2/01/15		880	864,600
American Rock Salt Co. LLC, 8.25%, 5/01/18 (c)		138	127,995
Celanese US Holdings LLC, 5.88%, 6/15/21		980	982,450
Chemtura Corp., 7.88%, 9/01/18 (c)		375	385,312
Hexion US Finance Corp.:
8.88%, 2/01/18		480	448,800
9.00%, 11/15/20 (c)		310	270,475
Huntsman International LLC (c):
6.88%, 11/15/13	EUR	280	398,198
8.63%, 3/15/21	USD	170	177,438
Ineos Finance Plc, 9.00%, 5/15/15 (c)		420	425,250
KRATON Polymers LLC, 6.75%, 3/01/19 (c)		125	120,000

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2011	25

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund III, Inc. (CYE)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Chemicals (concluded)
Kinove German Bondco GmbH, 10.00%, 6/15/18	EUR	583	$791,419
Lyondell Chemical Co., 11.00%, 5/01/18	USD	1,235	1,378,569
Nexeo Solutions LLC, 8.38%, 3/01/18 (c)		185	191,012
OXEA Finance/Cy SCA, 9.50%, 7/15/17 (c)		546	540,540
Omnova Solutions, Inc., 7.88%, 11/01/18 (c)		550	482,625
PolyOne Corp., 7.38%, 9/15/20		215	221,450
TPC Group LLC, 8.25%, 10/01/17 (c)		335	343,375
Wellman Holdings, Inc., Subordinate Note (e):
(Second Lien), 10.00%, 1/29/19 (c)		844	1,173,160
(Third Lien), 5.00%, 1/29/19 (h)		290	206,060
			9,528,728
Commercial Banks — 2.5%
CIT Group, Inc.:
7.00%, 5/01/15		450	447,750
7.00%, 5/01/16		2,876	2,862,104
7.00%, 5/01/17		2,765	2,730,516
7.00%, 5/02/17 (c)		440	434,500
			6,474,870
Commercial Services & Supplies — 2.0%
ACCO Brands Corp., 10.63%, 3/15/15		755	825,781
AWAS Aviation Capital Ltd., 7.00%, 10/15/16 (c)		120	115,754
Aviation Capital Group Corp., 6.75%, 4/06/21 (c)		540	532,861
Brickman Group Holdings, Inc., 9.13%, 11/01/18 (c)		525	494,813
Casella Waste Systems, Inc., 7.75%, 2/15/19 (c)		650	625,625
Clean Harbors, Inc., 7.63%, 8/15/16 (c)		380	401,850
Mobile Mini, Inc., 7.88%, 12/01/20 (c)		365	354,963
RSC Equipment Rental, Inc.:
10.00%, 7/15/17 (c)		585	628,875
8.25%, 2/01/21		875	815,937
WCA Waste Corp., 7.50%, 6/15/19 (c)		330	330,000
West Corp., 8.63%, 10/01/18 (c)		135	131,625
			5,258,084
Communications Equipment — 0.8%
Avaya, Inc.:
9.75%, 11/01/15		520	442,000
10.13%, 11/01/15 (h)		650	561,438
7.00%, 4/01/19 (c)		520	468,000
EH Holding Corp. (c):
6.50%, 6/15/19		380	380,000
7.63%, 6/15/21		260	258,700
			2,110,138
Construction & Engineering — 0.1%
Abengoa SA, 8.50%, 3/31/16	EUR	100	134,313
Boart Longyear Management Ltd., 7.00%, 4/01/21 (c)	USD	200	198,500
			332,813
Construction Materials — 0.3%
Calcipar SA, 6.88%, 5/01/18 (c)		345	326,887
Xefin Lux SCA, 8.00%, 6/01/18 (c)	EUR	254	335,682
			662,569
Consumer Finance — 1.2%
Credit Acceptance Corp., 9.13%, 2/01/17	USD	680	688,500
Ford Motor Credit Co. LLC:
3.00%, 1/13/12 (f)		215	215,004
7.80%, 6/01/12		200	206,004
7.00%, 4/15/15		1,830	1,953,525
6.63%, 8/15/17		139	145,519
			3,208,552
Containers & Packaging — 1.2%
Ardagh Packaging Finance Plc, 7.38%,10/15/17 (c)	EUR	475	639,692
Berry Plastics Corp., 8.25%, 11/15/15	USD	135	139,050
GCL Holdings SCA, 9.38%, 4/15/18 (c)	EUR	267	335,603

Corporate Bonds	Par (000)		Value
Containers & Packaging (concluded)
Graphic Packaging International, Inc., 7.88%, 10/01/18	USD	375	$393,750
OI European Group BV, 6.88%, 3/31/17	EUR	155	211,525
Pregis Corp., 12.38%, 10/15/13	USD	410	377,200
Rock-Tenn Co., 9.25%, 3/15/16		55	57,750
Smurfit Kappa Acquisitions (c):
7.25%, 11/15/17	EUR	495	682,625
7.75%, 11/15/19		315	432,135
			3,269,330
Diversified Consumer Services — 1.2%
Service Corp. International, 7.00%, 6/15/17	USD	3,000	3,135,000
Diversified Financial Services — 6.0%
Ally Financial, Inc.:
7.50%, 12/31/13		280	288,400
8.30%, 2/12/15		540	567,000
6.25%, 12/01/17 (c)		660	634,865
8.00%, 3/15/20		440	444,400
7.50%, 9/15/20		670	658,275
8.00%, 11/01/31		1,450	1,417,375
8.00%, 11/01/31		880	846,499
Axcan Intermediate Holdings, Inc., 12.75%, 3/01/16		450	469,125
Boparan Holdings Ltd. (c):
9.75%, 4/30/18	EUR	102	112,837
9.88%, 4/30/18	GBP	145	190,657
FCE Bank Plc:
7.13%, 1/15/13	EUR	1,050	1,512,097
4.75%, 1/19/15		419	547,723
General Motors Financial Co., Inc., 6.75%, 6/01/18 (c)	USD	490	487,550
KION Finance SA, 7.88%, 4/15/18 (c)	EUR	160	190,767
Lehman Brothers Holdings, Inc. (j):
5.38%, 10/17/12	EUR	150	51,714
5.75%, 5/17/13	USD	620	154,225
4.75%, 1/16/14	EUR	760	259,288
1.00%, 2/05/14		1,600	540,124
8.80%, 3/01/15	USD	175	44,188
Leucadia National Corp., 8.13%, 9/15/15		1,175	1,261,656
Reynolds Group DL Escrow, Inc., 8.50%, 10/15/16 (c)		518	529,655
Reynolds Group Issuer, Inc.:
8.75%, 10/15/16 (c)	EUR	400	557,362
8.75%, 10/15/16		510	710,637
7.13%, 4/15/19 (c)	USD	245	232,138
9.00%, 4/15/19 (c)		265	238,500
7.88%, 8/15/19 (c)		1,095	1,084,050
9.88%, 8/15/19 (c)		455	427,700
8.25%, 2/15/21 (c)		735	619,238
WMG Acquisition Corp. (c):
9.50%, 6/15/16		120	122,400
11.50%, 10/01/18		585	532,350
			15,732,795
Diversified Telecommunication Services — 4.5%
Broadview Networks Holdings, Inc., 11.38%, 9/01/12		1,035	890,100
GCI, Inc., 6.75%, 6/01/21 (c)		288	283,680
ITC Deltacom, Inc., 10.50%, 4/01/16		280	287,000
Level 3 Escrow, Inc., 8.13%, 7/01/19 (c)		2,715	2,579,250
Level 3 Financing, Inc.:
9.25%, 11/01/14		84	85,050
8.75%, 2/15/17		565	553,700
Qwest Communications International, Inc.:
7.50%, 2/15/14		2,675	2,708,437
8.00%, 10/01/15		720	768,600
Series B, 7.50%, 2/15/14		1,660	1,680,750
Qwest Corp., 7.63%, 6/15/15		525	584,063

See Notes to Financial Statements.

26	SEMI-ANNUAL REPORT	AUGUST 31, 2011

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund III, Inc. (CYE)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Diversified Telecommunication Services (concluded)
Windstream Corp.:
8.13%, 8/01/13	USD	460	$488,750
7.88%, 11/01/17		743	781,079
			11,690,459
Electric Utilities — 0.6%
Tokyo Electric Power Co., Inc., 4.50%, 3/24/14	EUR	1,200	1,473,850
Electronic Equipment, Instruments & Components — 0.6%
CDW LLC:
11.00%, 10/12/15	USD	11	11,220
11.50%, 10/12/15 (h)		660	673,200
8.00%, 12/15/18 (c)		430	425,700
Elster Finance BV, 6.25%, 4/15/18 (c)	EUR	114	150,658
Jabil Circuit, Inc., 8.25%, 3/15/18	USD	235	264,962
			1,525,740
Energy Equipment & Services — 1.6%
Antero Resources Finance Corp., 7.25%, 8/01/19 (c)		165	160,462
Calfrac Holdings LP, 7.50%, 12/01/20 (c)		245	237,650
Compagnie Générale de Géophysique-Veritas, 7.75%, 5/15/17		250	251,250
Exterran Holdings, Inc., 7.25%, 12/01/18 (c)		445	431,650
Frac Tech Services LLC, 7.13%, 11/15/18 (c)		1,135	1,174,725
Key Energy Services, Inc., 6.75%, 3/01/21		450	441,000
MEG Energy Corp., 6.50%, 3/15/21 (c)		580	580,000
Oil States International, Inc., 6.50%, 6/01/19 (c)		320	320,000
SunCoke Energy, Inc., 7.63%, 8/01/19 (c)		220	216,150
Thermon Industries, Inc., 9.50%, 5/01/17		379	397,950
			4,210,837
Food Products — 0.5%
Darling International, Inc., 8.50%, 12/15/18 (c)		240	259,800
Del Monte Foods Co., 7.63%, 2/15/19 (c)		565	560,762
JBS USA LLC, 7.25%, 6/01/21 (c)		90	81,788
Reddy Ice Corp., 11.25%, 3/15/15		440	399,300
			1,301,650
Health Care Equipment & Supplies — 1.4%
DJO Finance LLC:
10.88%, 11/15/14		2,320	2,398,300
7.75%, 4/15/18 (c)		100	93,000
ExamWorks Group, Inc., 9.00%, 7/15/19 (c)		282	265,785
Fresenius US Finance II, Inc., 9.00%, 7/15/15 (c)		540	602,100
Teleflex, Inc., 6.88%, 6/01/19		295	292,787
			3,651,972
Health Care Providers & Services — 5.9%
Aviv Healthcare Properties LP, 7.75%, 2/15/19 (c)		415	412,925
ConvaTec Healthcare E SA (c):
7.38%, 12/15/17	EUR	600	775,710
10.50%, 12/15/18	USD	270	245,700
Crown Newco 3 Plc, 7.00%, 2/15/18 (c)	GBP	364	531,796
HCA, Inc.:
8.50%, 4/15/19	USD	305	332,450
6.50%, 2/15/20		1,230	1,243,838
7.25%, 9/15/20		2,910	2,990,025
7.50%, 2/15/22		1,280	1,267,200
IASIS Healthcare LLC, 8.38%, 5/15/19 (c)		755	660,625
INC Research LLC, 11.50%, 7/15/19 (c)		410	379,250
inVentiv Health, Inc., 10.00%, 8/15/18 (c)		435	392,588
Omnicare, Inc.:
6.13%, 6/01/13		15	15,150
6.88%, 12/15/15		88	89,760
7.75%, 6/01/20		625	637,500

Corporate Bonds	Par (000)		Value
Health Care Providers & Services (concluded)
Symbion, Inc., 8.00%, 6/15/16 (c)	USD	345	$320,850
Tenet Healthcare Corp.:
9.00%, 5/01/15		1,664	1,763,840
10.00%, 5/01/18		779	856,900
8.88%, 7/01/19		2,279	2,415,740
			15,331,847
Health Care Technology — 1.3%
IMS Health, Inc., 12.50%, 3/01/18 (c)		2,405	2,765,750
MedAssets, Inc., 8.00%, 11/15/18 (c)		535	516,275
			3,282,025
Hotels, Restaurants & Leisure — 1.4%
Caesars Entertainment Operating Co., Inc., 11.25%, 6/01/17		130	140,075
Cirsa Funding Luxembourg SA, 8.75%, 5/15/18	EUR	53	66,237
Diamond Resorts Corp., 12.00%, 8/15/18	USD	1,190	1,154,300
El Dorado Resorts LLC, 8.63%, 6/15/19 (c)		180	153,450
Enterprise Inns Plc, 6.50%, 12/06/18	GBP	324	399,721
Little Traverse Bay Bands of Odawa Indians, 9.00%, 8/31/20 (c)	USD	300	249,000
MGM Mirage, 13.00%, 11/15/13		110	126,088
MGM Resorts International:
10.38%, 5/15/14		255	279,862
11.13%, 11/15/17		820	914,300
Travelport LLC:
4.95%, 9/01/14 (f)		180	137,250
9.88%, 9/01/14		40	34,100
9.00%, 3/01/16		120	96,300
Tropicana Entertainment LLC, Series WI, 9.63%, 12/15/14 (a)(j)		305	31
			3,750,714
Household Durables — 2.5%
American Standard Americas, 10.75%, 1/15/16 (c)		410	332,100
Ashton Woods USA LLC, 5.50%, 6/30/15 (c)(k)		880	631,400
Beazer Homes USA, Inc.:
8.13%, 6/15/16		315	222,075
12.00%, 10/15/17		1,345	1,365,175
9.13%, 6/15/18		460	319,125
Ideal Standard International, 11.75%, 5/01/18 (c)	EUR	154	170,340
Jarden Corp., 7.50%, 1/15/20		305	414,035
Ryland Group, Inc., 6.63%, 5/01/20	USD	600	516,000
Standard Pacific Corp.:
10.75%, 9/15/16		1,390	1,376,100
8.38%, 5/15/18		270	236,925
8.38%, 1/15/21		585	503,100
United Rentals North America, Inc., 8.38%, 9/15/20		435	396,938
			6,483,313
Household Products — 0.1%
Ontex IV SA, 7.50%, 4/15/18 (c)	EUR	150	192,850
IT Services — 2.0%
Eagle Parent Canada, Inc., 8.63%, 5/01/19 (c)	USD	740	680,800
First Data Corp. (c):
7.38%, 6/15/19		940	883,600
8.88%, 8/15/20		535	529,650
12.63%, 1/15/21		2,114	1,997,730
SunGard Data Systems, Inc.:
7.38%, 11/15/18		590	561,975
7.63%, 11/15/20		600	573,000
			5,226,755

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2011	27

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund III, Inc. (CYE)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Independent Power Producers & Energy Traders — 2.8%
AES Corp., 7.38%, 7/01/21 (c)	USD	860	$868,600
Calpine Corp. (c):
7.50%, 2/15/21		200	202,000
7.88%, 1/15/23		645	657,900
Energy Future Holdings Corp., 10.00%, 1/15/20		3,395	3,408,142
Energy Future Intermediate Holding Co. LLC, 10.00%, 12/01/20		174	175,544
NRG Energy, Inc., 7.63%, 1/15/18 (c)		2,170	2,148,300
			7,460,486
Industrial Conglomerates — 2.6%
Alba Group Plc & Co., KG, 8.00%, 5/15/18 (c)	EUR	107	149,863
Sequa Corp. (c):
11.75%, 12/01/15	USD	2,340	2,433,600
13.50%, 12/01/15		3,954	4,191,252
			6,774,715
Insurance — 1.3%
Alliant Holdings I, Inc., 11.00%, 5/01/15 (c)		1,700	1,742,500
CNO Financial Group, Inc., 9.00%, 1/15/18 (c)		367	381,680
Genworth Financial, Inc., 7.63%, 9/24/21		430	381,637
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (c)		260	249,600
USI Holdings Corp., 4.16%, 11/15/14 (c)(f)		680	608,600
			3,364,017
Machinery — 1.3%
AGY Holding Corp., 11.00%, 11/15/14		980	858,725
Navistar International Corp.:
3.00%, 10/15/14 (e)		1,960	2,163,350
8.25%, 11/01/21		140	144,900
Oshkosh Corp., 8.25%, 3/01/17		30	30,825
SPX Corp., 6.88%, 9/01/17		175	182,438
			3,380,238
Media — 14.7%
AMC Entertainment, Inc., 9.75%, 12/01/20		175	168,875
AMC Networks, Inc., 7.75%, 7/15/21 (c)		225	232,875
Affinion Group, Inc., 7.88%, 12/15/18 (c)		815	721,275
CCH II LLC, 13.50%, 11/30/16		3,253	3,756,867
CCO Holdings LLC:
7.25%, 10/30/17		50	51,563
7.88%, 4/30/18		110	114,400
6.50%, 4/30/21		788	770,270
CMP Susquehanna Corp., 3.42%, 5/15/14 (c)(f)		160	152,000
CSC Holdings, Inc., 8.50%, 4/15/14		390	422,175
Catalina Marketing Corp., 10.50%, 10/01/15 (c)(h)		610	610,000
Cengage Learning Acquisitions, Inc., 10.50%, 1/15/15 (c)		645	496,650
Checkout Holding Corp., 10.69%, 11/15/15 (c)(i)		670	395,300
Citadel Broadcasting Corp., 7.75%, 12/15/18 (c)		385	414,838
Clear Channel Communications, Inc., 9.00%, 3/01/21		545	438,725
Clear Channel Worldwide Holdings, Inc.:
9.25%, 12/15/17		1,525	1,616,500
Series B, 9.25%, 12/15/17		5,570	5,959,900
Cox Enterprises, Inc.:
Loan Close 2, 4.00%, 8/15/18		661	682,581
Loan Close 3, 12.00%, 8/15/18		756	780,386
Shares Loan, 4.00%, 8/15/18		780	804,851
Cumulus Media, Inc., 7.75%, 5/01/19 (c)		130	114,075
DISH DBS Corp.:
7.00%, 10/01/13		90	94,388
6.75%, 6/01/21 (c)		550	554,125
Gray Television, Inc., 10.50%, 6/29/15		935	902,275
Harland Clarke Holdings Corp.:
6.00%, 5/15/15 (f)		350	260,750
9.50%, 5/15/15		315	256,725

Corporate Bonds	Par (000)		Value
Media (concluded)
Intelsat Luxemburg SA:
11.25%, 6/15/16	USD	1,090	$1,139,050
11.25%, 2/04/17		340	329,800
11.50%, 2/04/17 (h)		380	369,075
11.50%, 2/04/17 (c)(h)		910	883,837
Interactive Data Corp., 10.25%, 8/01/18 (c)		1,030	1,091,800
The Interpublic Group of Cos., Inc., 10.00%, 7/15/17		340	391,000
Kabel BW Erste Beteiligungs GmbH, 7.50%, 3/15/19 (c)	EUR	673	947,430
Kabel Deutschland Vertrieb und Service GmbH & Co. KG, 6.50%, 6/29/18 (c)		345	485,236
Live Nation Entertainment, Inc., 8.13%, 5/15/18 (c)	USD	735	707,437
Musketeer GmbH, 9.50%, 3/15/21	EUR	425	610,513
NAI Entertainment Holdings LLC, 8.25%, 12/15/17 (c)	USD	620	626,200
Nielsen Finance LLC:
11.63%, 2/01/14		117	132,503
7.75%, 10/15/18		2,145	2,214,712
Odeon & UCI Finco Plc, 9.00%, 8/01/18 (c)	GBP	207	307,461
ProQuest LLC, 9.00%, 10/15/18 (c)	USD	500	490,000
ProtoStar I Ltd., 18.00%, 10/15/12 (a)(c)(j)		850	425
Regal Entertainment Group, 9.13%, 8/15/18		335	338,350
UPC Holding BV, 9.88%, 4/15/18 (c)		500	522,500
UPCB Finance II Ltd., 6.38%, 7/01/20 (c)	EUR	822	1,050,915
Unitymedia GmbH:
9.63%, 12/01/19		168	243,142
9.63%, 12/01/19 (c)		570	824,947
Unitymedia Hessen GmbH & Co. KG (FKA UPC Germany Gmbh):
8.13%, 12/01/17 (c)		441	636,664
8.13%, 12/01/17 (c)	USD	655	668,100
Virgin Media Secured Finance Plc, 7.00%, 1/15/18	GBP	618	1,038,312
Ziggo Bond Co. BV, 8.00%, 5/15/18 (c)	EUR	388	546,215
Ziggo Finance BV, 6.13%, 11/15/17 (c)		800	1,120,471
			38,488,464
Metals & Mining — 4.2%
Drummond Co., Inc.:
9.00%, 10/15/14 (c)	USD	270	276,075
7.38%, 2/15/16		200	203,000
FMG Resources August 2006 Property Ltd., 7.00%, 11/01/15 (c)		1,230	1,226,925
Goldcorp, Inc., 2.00%, 8/01/14 (e)		1,060	1,395,225
JMC Steel Group, 8.25%, 3/15/18 (c)		200	195,500
James River Escrow, Inc., 7.88%, 4/01/19 (c)		220	199,100
New World Resources NV, 7.88%, 5/01/18	EUR	655	898,567
Newmont Mining Corp., Series A, 1.25%, 7/15/14	USD	1,475	2,142,438
Novelis, Inc., 8.75%, 12/15/20 (c)		3,525	3,710,062
Taseko Mines Ltd., 7.75%, 4/15/19		330	312,675
Vedanta Resources Plc, 8.25%, 6/07/21 (c)		270	257,850
Vulcan Materials Co., 7.50%, 6/15/21		166	163,496
			10,980,913
Multiline Retail — 1.8%
Dollar General Corp., 11.88%, 7/15/17 (h)		4,351	4,818,732
Oil, Gas & Consumable Fuels — 9.7%
Alpha Natural Resources, Inc.:
6.00%, 6/01/19		320	312,800
6.25%, 6/01/21		1,010	988,537
Arch Coal, Inc.:
7.25%, 10/01/20		335	329,975
7.25%, 6/15/21 (c)		860	847,100
Berry Petroleum Co., 8.25%, 11/01/16		510	526,575
Bill Barrett Corp., 9.88%, 7/15/16		45	49,388
Carrizo Oil & Gas, Inc., 8.63%, 10/15/18		130	132,600

See Notes to Financial Statements.

28	SEMI-ANNUAL REPORT	AUGUST 31, 2011

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund III, Inc. (CYE)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (concluded)
Chesapeake Energy Corp.:
6.63%, 8/15/20	USD	956	$999,020
6.13%, 2/15/21		550	558,250
2.25%, 12/15/38 (e)		800	712,000
Coffeyville Resources LLC, 9.00%, 4/01/15 (c)		266	281,960
Concho Resources, Inc., 7.00%, 1/15/21		410	420,250
Connacher Oil and Gas Ltd., 8.50%, 8/01/19 (c)		345	279,450
Consol Energy, Inc., 8.25%, 4/01/20		1,965	2,112,375
Continental Resources, Inc., 7.13%, 4/01/21		370	381,100
Copano Energy LLC, 7.13%, 4/01/21		335	333,325
Crosstex Energy LP, 8.88%, 2/15/18		180	186,300
Denbury Resources, Inc.:
8.25%, 2/15/20		737	776,614
6.38%, 8/15/21		350	343,000
EV Energy Partners LP, 8.00%, 4/15/19 (c)		150	147,000
Energy XXI Gulf Coast, Inc. (c):
9.25%, 12/15/17		425	435,625
7.75%, 6/15/19		900	846,000
Forbes Energy Services Ltd., 9.00%, 6/15/19 (c)		365	347,662
Hilcorp Energy I LP, 7.63%, 4/15/21 (c)		770	777,700
Linn Energy LLC (c):
6.50%, 5/15/19		250	238,750
8.63%, 4/15/20		1,100	1,177,000
7.75%, 2/01/21		430	438,600
MarkWest Energy Partners LP, 6.75%, 11/01/20		135	138,375
Niska Gas Storage US LLC, 8.88%, 3/15/18 (c)		1,845	1,863,450
OGX Petroleo e Gas Participações SA, 8.50%, 6/01/18 (c)		3,970	3,979,925
Oasis Petroleum, Inc., 7.25%, 2/01/19 (c)		330	323,400
Petrohawk Energy Corp.:
10.50%, 8/01/14		370	418,100
7.88%, 6/01/15		460	496,800
7.25%, 8/15/18		320	373,200
Pioneer Natural Resources Co., 6.88%, 5/01/18		100	108,317
Precision Drilling Corp., 6.50%, 12/15/21 (c)		295	295,000
Range Resources Corp.:
8.00%, 5/15/19		400	435,000
5.75%, 6/01/21		340	341,700
SM Energy Co., 6.63%, 2/15/19 (c)		285	285,000
SandRidge Energy, Inc., 7.50%, 3/15/21 (c)		915	892,125
Teekay Corp., 8.50%, 1/15/20		550	534,875
			25,464,223
Paper & Forest Products — 2.7%
Ainsworth Lumber Co. Ltd., 11.00%, 7/29/15 (c)(h)		1,192	834,072
Boise Paper Holdings LLC:
9.00%, 11/01/17		125	132,812
8.00%, 4/01/20		165	168,712
Clearwater Paper Corp.:
10.63%, 6/15/16		390	427,050
7.13%, 11/01/18 (c)		585	587,925
Georgia-Pacific LLC, 8.25%, 5/01/16 (c)		1,600	1,827,213
Longview Fibre Paper & Packaging, Inc., 8.00%, 6/01/16 (c)		345	341,550
NewPage Corp., 11.38%, 12/31/14 (j)		2,070	1,821,600
Sappi Papier Holding GmbH, 6.63%, 4/15/21 (c)		140	124,600
Verso Paper Holdings LLC, 11.50%, 7/01/14		756	801,360
			7,066,894
Pharmaceuticals — 0.5%
Capsugel Finance Co. SCA, 9.88%, 8/01/19 (c)	EUR	200	275,808
Endo Pharmaceuticals Holdings, Inc., 7.00%, 7/15/19 (c)	USD	185	187,313
Valeant Pharmaceuticals International, 6.50%, 7/15/16 (c)		855	812,250
			1,275,371

Corporate Bonds	Par (000)		Value
Professional Services — 0.3%
FTI Consulting, Inc., 6.75%, 10/01/20 (c)	USD	920	$907,350
Real Estate Investment Trusts (REITs) — 0.7%
FelCor Lodging LP, 6.75%, 6/01/19 (c)		1,405	1,320,700
The Rouse Co. LP, 6.75%, 11/09/15		520	526,500
			1,847,200
Real Estate Management & Development — 2.2%
CB Richard Ellis Services, Inc., 6.63%, 10/15/20		335	327,463
Forest City Enterprises, Inc., 7.63%, 6/01/15		1,425	1,371,562
IVG Immobilien AG, 8.00%, 5/29/49 (f)	EUR	100	109,174
Realogy Corp.:
11.50%, 4/15/17 (f)	USD	995	791,025
12.00%, 4/15/17		100	80,000
7.88%, 2/15/19 (c)		2,610	2,166,300
Shea Homes LP, 8.63%, 5/15/19 (c)		1,120	946,400
			5,791,924
Road & Rail — 2.0%
Avis Budget Car Rental LLC:
9.63%, 3/15/18		510	521,475
8.25%, 1/15/19		775	749,812
Florida East Coast Railway Corp., 8.13%, 2/01/17 (c)		410	407,950
The Hertz Corp. (c):
7.50%, 10/15/18		645	632,100
6.75%, 4/15/19		445	414,963
7.38%, 1/15/21		495	472,725
Hertz Holdings Netherlands BV:
8.50%, 7/31/15	EUR	110	154,855
8.50%, 7/31/15 (c)		1,325	1,865,296
			5,219,176
Semiconductors & Semiconductor Equipment — 0.3%
Micron Technology, Inc. (c):
Series A, 1.50%, 8/01/31	USD	285	245,100
Series B, 1.88%, 8/01/31		95	79,444
Spansion LLC, 7.88%, 11/15/17 (c)		580	580,000
			904,544
Specialty Retail — 2.2%
Asbury Automotive Group, Inc., 8.38%, 11/15/20		365	358,613
Hillman Group, Inc., 10.88%, 6/01/18		530	535,300
House of Fraser Plc, 8.88%, 8/15/18 (c)	GBP	285	393,254
Limited Brands, Inc., 8.50%, 6/15/19	USD	785	884,106
Phones4u Finance Plc, 9.50%, 4/01/18 (c)	GBP	400	499,976
QVC, Inc. (c):
7.13%, 4/15/17	USD	230	240,350
7.50%, 10/01/19		625	673,438
7.38%, 10/15/20		210	225,750
Sonic Automotive, Inc., 9.00%, 3/15/18		370	375,550
Toys ‘R’ US-Delaware, Inc., 7.38%, 9/01/16 (c)		420	407,400
United Auto Group, Inc., 7.75%, 12/15/16		1,025	1,037,812
			5,631,549
Transportation Infrastructure — 0.2%
Aguila 3 SA, 7.88%, 1/31/18 (c)		431	405,140
Wireless Telecommunication Services — 3.4%
Cricket Communications, Inc.:
10.00%, 7/15/15		765	790,819
7.75%, 5/15/16		200	202,500
Digicel Group Ltd. (c):
8.88%, 1/15/15		700	700,000
9.13%, 1/15/15		1,783	1,783,000
8.25%, 9/01/17		1,180	1,180,000
10.50%, 4/15/18		500	530,000
FiberTower Corp., 9.00%, 1/01/16 (h)		311	193,551
Intelsat Jackson Holdings SA, 7.50%, 4/01/21 (c)		160	154,800

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2011	29

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund III, Inc. (CYE)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Wireless Telecommunication Services (concluded)
iPCS, Inc., 2.38%, 5/01/13 (f)	USD	815	$755,912
MetroPCS Wireless, Inc.:
7.88%, 9/01/18		350	354,813
6.63%, 11/15/20		920	860,200
NII Capital Corp., 7.63%, 4/01/21		381	388,620
Sprint Capital Corp., 6.88%, 11/15/28		1,270	1,136,650
			9,030,865
Total Corporate Bonds — 103.1%			270,079,813

Floating Rate Loan Interests (f)
Airlines — 0.2%
Delta Air Lines, Inc., Credit New Term Loan B, 5.50%, 4/20/17	700	645,169
Building Products — 0.2%
Goodman Global, Inc., Term Loan (Second Lien), 9.00%, 10/30/17	625	628,125
Capital Markets — 0.1%
Marsico Parent Co., LLC, Term Loan, 5.25%, 12/14/14	369	206,424
Chemicals — 0.3%
PQ Corp. (FKA Niagara Acquisition, Inc.), Original Term Loan Facility (First Lien), 3.48% – 3.51%, 7/30/14	290	264,826
Styron Sarl, Term Loan B, 6.00%, 8/02/17	492	452,038
		716,864
Commercial Services & Supplies — 0.8%
AWAS Finance Luxembourg Sarl, Term Loan B, 5.25%, 6/10/16	508	489,304
Delos Aircraft, Inc., Term Loan B2, 7.00%, 3/17/16	550	546,331
Volume Services America, Inc. (Centerplate), Term Loan B, 10.50% – 10.75%, 9/16/16	993	949,495
		1,985,130
Construction & Engineering — 0.8%
Safway Services, LLC, Last Out Term Loan, 7.25%, 12/18/17	2,000	2,000,000
Consumer Finance — 1.8%
Springleaf Financial Funding Co. (FKA AGFS Funding Co.), Term Loan, 5.50%, 5/10/17	5,150	4,770,188
Diversified Consumer Services — 0.0%
ServiceMaster Co.:
Closing Date Term Loan, 2.69% – 2.76%, 7/24/14	86	79,808
Delayed Draw Term Loan, 2.72%, 7/24/14	9	7,948
		87,756
Diversified Telecommunication Services — 0.2%
Level 3 Financing, Inc., Incremental Tranche A Term Loan, 2.50%, 3/13/14	500	462,000
Electronic Equipment, Instruments & Components — 0.0%
CDW LLC (FKA CDW Corp.), Non-Extended Term Loan, 3.71%, 10/10/14	120	112,800
Energy Equipment & Services — 2.1%
Dynegy Holdings, Inc.:
Coal Company Term Loan, 9.25%, 8/04/16	1,996	1,928,119
Gas Company Term Loan, 9.25%, 8/04/16	3,654	3,589,727
		5,517,846

Floating Rate Loan Interests (f)	Par (000)		Value
Food Products — 0.3%
Advance Pierre Foods, Term Loan (Second Lien), 11.25%, 9/29/17	USD	900	$882,000
Health Care Providers & Services — 0.6%
Harden Healthcare, Inc.:
Tranche A Additional Term Loan, 7.75%, 3/02/15		456	447,136
Tranche A Term Loan, 8.50%, 3/02/15		433	423,909
inVentiv Health, Inc. (FKA Ventive Health, Inc.), Term Loan B, 6.50%, 8/04/16		801	755,846
			1,626,891
Hotels, Restaurants & Leisure — 0.4%
Caesars Entertainment Operating Co., Inc., Term Loan B-3, 3.25%, 1/28/15		363	312,268
Travelport LLC (FKA Travelport, Inc.), Term Loan, 8.29%, 3/27/12		1,362	750,196
			1,062,464
Independent Power Producers & Energy Traders — 0.9%
Texas Competitive Electric Holdings Co., LLC (TXU), Extended Term Loan, 4.71% – 4.77%, 10/10/17		3,134	2,300,562
Media — 4.1%
Cengage Learning Acquisitions, Inc., (FKA Thomson Learning) Tranche 1 Incremental Term Loan, 7.50%, 7/03/14		1,698	1,621,113
HMH Publishing Co., Ltd., Tranche A Term Loan, 6.21%, 6/12/14		935	751,410
Intelsat Jackson Holdings SA (FKA Intelsat Jackson Holdings, Ltd.), Tranche B Term Loan, 5.25%, 4/02/18		7,282	6,972,276
Newsday LLC, Fixed Rate Term Loan, 10.50%, 8/01/13		1,325	1,368,062
			10,712,861
Oil, Gas & Consumable Fuels — 0.8%
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15		1,982	1,962,293
Paper & Forest Products — 0.5%
Verso Paper Finance Holdings LLC, Term Loan, 6.51% – 7.26%, 2/01/13 (h)		1,433	1,232,420
Pharmaceuticals — 0.3%
Aptalis Pharma, Inc., Term Loan, 5.50%, 2/10/17		995	897,490
Real Estate Investment Trusts (REITs) — 0.6%
iStar Financial, Inc., Term Loan (Second Lien), 5.00%, 6/28/13		1,524	1,480,754
Real Estate Management & Development — 0.3%
Realogy Corp.:
Extended Synthetic Letter of Credit Loan, 4.44%, 10/10/16		133	109,694
Extended Term Loan B, 4.52%, 10/10/16		737	606,247
			715,941
Specialty Retail — 0.0%
Claire’s Stores, Inc., Term Loan B, 3.00%, 5/29/14		113	98,036
Wireless Telecommunication Services — 1.2%
Vodafone Americas Finance 2, Inc.:
Initial Loan, 6.88%, 8/11/15		1,873	1,882,436
Term Loan B, 6.25%, 7/11/16		1,300	1,306,500
			3,188,936
Total Floating Rate Loan Interests — 16.5%			43,292,950

See Notes to Financial Statements.

30	SEMI-ANNUAL REPORT	AUGUST 31, 2011

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund III, Inc. (CYE)
(Percentages shown are based on Net Assets)

Other Interests (l)		Beneficial Interest (000)		Value
Auto Components — 2.6%
Delphi Debtor-in-Possession Holding Co. LLP, Class B Membership Interests (a)		—	(m)	$6,860,756
Lear Corp. Escrow (a)	USD	460		9,200
				6,869,956
Energy, Equipment & Services — 0.6%
BLK CYE (Luxembourg) Investments, S.a.r.l. (Laricina Energy Ltd.) (a)(n)		35		1,549,759
Hotels, Restaurants & Leisure — 0.0%
Buffets, Inc. (a)		575		6
Media — 0.0%
Adelphia Escrow (a)		750		8
Adelphia Recovery Trust (a)		941		94
				102
Total Other Interests — 3.2%				8,419,823

Preferred Securities

Capital Trusts		Par (000)
Insurance — 0.2%
Genworth Financial, Inc., 6.15%, 11/15/66 (f)		865		519,000
Total Capital Trusts — 0.2%				519,000

Preferred Stocks		Shares
Auto Components — 0.7%
Dana Holding Corp., 4.00% (c)(e)		17,500		1,970,938
Diversified Financial Services — 0.9%
Ally Financial, Inc., 7.00% (c)		3,234		2,460,771
Media — 0.3%
CMP Susquehanna Radio Holdings Corp., 0.00% (a)(c)(f)		37,314		317,169
TRA Global, Inc. (a)		286,652		352,582
				669,751
Real Estate Investment Trusts (REITs) — 0.1%
MPG Office Trust, Inc., Series A, 7.63% (a)		8,994		143,364
Thrifts & Mortgage Finance — 0.1%
Fannie Mae, Series O (a)		30,000		90,000
Freddie Mac, Series Z (a)		75,961		169,393
				259,393
Total Preferred Stocks — 2.1%				5,504,217

Trust Preferreds
Diversified Financial Services — 0.7%
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40 (f)		87,860		1,875,811
Total Trust Preferreds — 0.7%				1,875,811
Total Preferred Securities — 3.0%				7,899,028

Warrants (o)		Shares		Value
Containers & Packaging — 0.0%
MDP Acquisitions Plc (Expires 10/01/13)		700		$28,868
Health Care Providers & Services — 0.0%
HealthSouth Corp. (Expires 1/16/14)		32,042		—
Hotels, Restaurants & Leisure — 0.0%
Buffets Restaurants Holdings, Inc. (Expires 4/29/14) (m)		485		5
Media — 0.1%
Cumulus Media, Inc. (Expires 3/26/19)		94,241		240,834
New Vision Holdings LLC (Expires 9/30/14)		22,447		224
				241,058
Software — 0.0%
Bankruptcy Management Solutions, Inc. (Expires 9/29/17)		334		4
HMH Holdings/EduMedia (Expires 3/09/17)		11,225		—
				4
Total Warrants — 0.1%				269,935
Total Long-Term Investments (Cost — $351,137,320) — 129.7%				339,733,419

Options Purchased		Contracts
Exchange-Traded Call Options — 0.0%
E*Trade Financial Corp., Strike Price USD 20.00, Expires 10/22/11		450		5,850
Exchange-Traded Put Options — 0.0%
SPDR S&P 500 ETF Trust, Strike Price USD 120.00, Expires 9/17/11		144		32,403
Over-the-Counter Call Options — 0.0%
Marsico Parent Superholdco LLC, Strike Price USD 942.86, Expires 12/21/19, Broker Goldman Sachs Bank USA		19		—

		Notional Amount (000)
Over-the-Counter Call Swaptions — 0.1%
Receive a return based on return of Dow Jones CDX North America High Yield Index Series 16 and pay a floating rate based on 3-month LIBOR, Expires 12/21/11, Broker Deutsche Bank Securities Inc.		$10,000		100,351
Total Options Purchased (Cost — $258,580) — 0.1%				138,604
Total Investments Before Options Written (Cost — $351,395,900*) — 129.8%				339,872,023

Options Written		Contracts
Exchange-Traded Put Options — 0.0%
E*Trade Financial Corp., Strike Price USD 13.00, Expires 10/22/11		450		(92,250)

		Notional Amount (000)
Over-the-Counter Call Swaptions — (0.1)%
Pay a return based on return of Dow Jones CDX North America High Yield Index Series 16 and receive a floating rate based on 3-month LIBOR, Expires 9/21/11, Broker Credit Suisse International		$11,650		(2,279)

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2011	31

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund III, Inc. (CYE)
(Percentages shown are based on Net Assets)

Options Written	Notional Amount (000)	Value
Over-the-Counter Call Swaptions (concluded)
Pay a return based on return of Dow Jones CDX North America High Yield Index Series 16 and receive a floating rate based on 3-month LIBOR, Expires 12/21/11, Broker Goldman Sachs International	$5,000	$(227,178)
		(229,457)
Over-the-Counter Put Swaptions — (0.3)%
Pay a return based on return of Dow Jones CDX North America High Yield Index Series 16 and receive a floating rate based on 3-month LIBOR, Expires 9/21/11, Broker Credit Suisse International	3,050	(99,856)
Pay a return based on return of Dow Jones CDX North America High Yield Index Series 16 and receive a floating rate based on 3-month LIBOR, Expires 12/21/11, Broker Goldman Sachs International	5,000	(163,317)
Pay a return based on return of Dow Jones CDX North America High Yield Index Series 16 and receive a floating rate based on 3-month LIBOR, Expires 12/21/11, Broker Morgan Stanley Capital Services	10,000	(388,256)
		(651,429)
Total Options Written (Premiums Received — $685,688) — (0.4)%		(973,136)
Total Investments, Net of Options Written — 129.4%		338,898,887
Liabilities in Excess of Other Assets — (29.4)%		(76,941,464)
Net Assets — 100.0%		$261,957,423

*	The cost and unrealized appreciation (depreciation) of investments as of August 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$352,503,156
Gross unrealized appreciation	$11,633,282
Gross unrealized depreciation	(24,264,415)
Net unrealized depreciation	$(12,631,133)

(a)	Non-income producing security.

(b)	Restricted security as to resale. As of the report date the Fund held less than 0.1% of its net assets, with a current market value of $4,114 and an original cost of $295, in this security.

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	All or a portion of security has been pledged as collateral in connection with swaps.

(e)	Convertible security.

(f)	Variable rate security. Rate shown is as of report date.

(g)	Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown is as of report date.

(h)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(i)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(j)	Issuer filed for bankruptcy and/or is in default of interest payments.

(k)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(l)	Other interests represent beneficial interest in liquidation trusts and other reorganization or private entities.

(m)	Amount is less than $500.

(n)	The investment is held by a wholly owned subsidiary of the Fund.

(o)

Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

•	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at February 28, 2010	Net Activity	Shares Held at August 31, 2011	Income
BlackRock Liquidity Funds, TempCash, Institutional Class	1,845,167	(1,845,167)	—	$809

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Financial futures contracts sold as of August 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
394	S&P 500 Index Emini	Chicago Mercantile	September 2011	$22,407,454	$(1,581,236)

•	Foreign currency exchange contracts as of August 31, 2011 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	303,000	USD	435,632	Royal Bank of Scotland	9/02/11	$(372)

USD	454,089	CAD	449,000	Citibank NA	10/07/11	(4,018)

USD	3,886,811	GBP	2,432,500	Royal Bank of Scotland	10/07/11	(60,329)

USD	21,038,797	EUR	14,676,000	Citibank NA	10/26/11	(29,445)

USD	662,017	EUR	461,000	Deutsche Bank AG	10/26/11	225

USD	42,925	EUR	30,000	Morgan Stanley Capital Services, Inc.	10/26/11	(142)

USD	435,350	EUR	303,000	Royal Bank of Scotland	10/26/11	376

USD	481,153	EUR	335,000	UBS AG	10/26/11	241
Total						$(93,464)

•	Credit default swaps on single-name issues — buy protection outstanding as of August 31, 2011 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
Republic of Hungary	1.00%	Deutsche Bank AG	12/20/15	$300	$6,341

Israel (State of)	1.00%	Deutsche Bank AG	3/20/16	$675	(6,943)
Beazer Homes USA Inc.	5.00%	Credit Suisse Securities (USA) LLC	9/20/16	$125	(5,472)
Beazer Homes USA Inc.	5.00%	Goldman Sachs & Co.	9/20/16	$200	13,096

Realogy Corp	5.00%	Goldman Sachs & Co.	9/20/16	$150	(11,061)

iStar Financial, Inc.	5.00%	Deutsche Bank AG	12/20/16	$225	(18,353)
Total					$(22,392)

See Notes to Financial Statements.

32	SEMI-ANNUAL REPORT	AUGUST 31, 2011

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund III, Inc. (CYE)

•	Credit default swaps on traded indexes — buy protection outstanding as of August 31, 2011 were as follows:

Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
Dow Jones CDX North America High Yield Index Series 16	5.00%	Credit Suisse Securities (USA) LLC	6/20/16	$2,470	—

•	Credit default swaps on single-name issues — sold protection outstanding as of August 31, 2011 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]	Unrealized Appreciation (Depreciation)
iStar Financial, Inc.	5.00%	Deutsche Bank AG	9/20/11	B+	$225	$1,425

ARAMARK Corp.	5.00%	Goldman Sachs International	3/20/16	B	$500	(14,585)

ARAMARK Corp.	5.00%	Goldman Sachs International	6/20/16	B	$300	(9,383)

ARAMARK Corp.	5.00%	Goldman Sachs International	6/20/16	B	$300	(11,486)

ARAMARK Corp.	5.00%	Goldman Sachs International	9/20/16	B	$350	(15,368)
Total						$(49,397)

	[1]	Using S&P’s rating.

	[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of agreement.

•	Interest rate swaps outstanding as of August 31, 2011 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation
3.12%(a)	3-month LIBOR	Deutsche Bank AG	8/02/21	$1,445	$12,931

3.09%(a)	3-month LIBOR	Deutsche Bank AG	8/03/21	$1,455	11,087

3.15%(a)	3-month LIBOR	Credit Suisse Securities (USA) LLC	8/11/21	$1,460	14,991

3.11%(a)	3-month LIBOR	Deutsche Bank AG	8/11/21	$1,460	12,406
Total					$51,415

(a)	Pays a fixed interest rate and receives floating rate.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized in three broad levels for financial statement purposes as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of August 31, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks	$7,223,819	$286,769	$2,261,282	$9,771,870
Corporate Bonds	—	264,612,199	5,467,614	270,079,813
Floating Rate Loan Interests	—	33,902,614	9,390,336	43,292,950
Other Interests	94	6,860,756	1,558,973	8,419,823
Preferred Securities	2,278,568	4,950,709	669,751	7,899,028
Warrants	28,868	—	241,067	269,935
Total	$9,531,349	$310,613,047	$19,589,023	$339,733,419

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$121,213	—	$121,213
Equity contracts	$38,253	—	—	38,253
Foreign currency exchange contracts	—	842	—	842
Interest contracts	—	51,415	—	51,415
Liabilities:
Credit contracts	—	(973,537)	—	(973,537)
Equity contracts	(1,673,486)	—	—	(1,673,486)
Foreign currency exchange contracts	—	(94,306)	—	(94,306)
Total	$(1,635,233)	$(894,373)	—	$(2,529,606)

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/ depreciation on the instrument and options are shown at value.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2011	33

Schedule of Investments (concluded)	BlackRock Corporate High Yield Fund III, Inc. (CYE)

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Preferred Stocks	Warrants	Unfunded Loan Commitments	Total
Assets/Liabilities:
Balance, as of February 28, 2011	$719,326	$5,493,390	$10,323,930	$12,664	$463,230	$234	$(25,965)	$16,986,809
Accrued discounts/premiums	—	13,213	2,203	—	—	—	—	15,416
Net realized gain (loss)	—	9,167	4,032	—	—	—	—	13,199
Net change in unrealized appreciation/depreciation[2]	(2,115,157)	660,057	1,160,510	(30,843)	—	240,833	25,965	(58,635)
Purchases	3,915,113	50,154	1,367,709	1,577,152	206,521	—	—	7,116,649
Sales	(258,000)	(871,154)	(2,707,034)	—	—	—	—	(3,836,188)
Transfers in3	—	112,787	1,408,641	—	—	—	—	1,521,428
Transfers out[3]	—	—	(2,169,655)	—	—	—	—	(2,169,655)
Balance, as of August 31, 2011	$2,261,282	$5,467,614	$9,390,336	$1,558,973	$669,751	$241,067	—	$19,589,023

[2]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held on August 31, 2011 was $(1,183,696).

[3]	The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of period in relation to net assets.

See Notes to Financial Statements.

34	SEMI-ANNUAL REPORT	AUGUST 31, 2011

Schedule of Investments August 31, 2011 (Unaudited)	BlackRock Debt Strategies Fund, Inc. (DSU)
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
Asset-Backed Securities — 1.8%
ARES CLO Funds, Series 2005-10A, Class B, 0.64%, 9/18/17 (a)(b)	USD	1,250	$1,113,837
Ballyrock CDO Ltd., Series 2006-1A, Class B, 0.67%, 8/28/19 (a)(b)		1,000	785,000
CSAM Funding, Series 2A, Class B1, 7.05%, 10/15/16		625	594,937
Canaras Summit CLO Ltd., Series 2007-1A, Class B, 0.73%, 6/19/21 (a)(b)		1,225	982,879
Gannett Peak CLO Ltd., Series 2006-1X, Class A2, 0.61%, 10/27/20 (b)		940	702,650
Greyrock CDO Ltd., Series 2005-1X, Class A2L, 0.71%, 11/15/17 (b)		1,980	1,706,958
Portola CLO Ltd., Series 2007-1X, Class B1, 1.74%, 11/15/21 (b)		1,245	1,109,793
T2 Income Fund CLO Ltd., Series 2007-1A, Class B, 0.85%, 7/15/19 (a)(b)		1,075	960,190
Total Asset-Backed Securities — 1.8%			7,956,244

Common Stocks (c)	Shares
Chemicals — 0.0%
GEO Specialty Chemicals, Inc.	339,340	130,273
Wellman Holdings, Inc.	906	2,944
Wellman, Inc. (acquired 1/30/09, cost $1,027) (d)	4,467	14,518
		147,735
Containers & Packaging — 0.1%
Smurfit Kappa Plc	36,342	288,017
Diversified Financial Services — 1.3%
Kcad Holdings I Ltd.	493,499,609	5,570,130
Leucadia National Corp.	1,445	42,816
Preferred Term Securities VI, Ltd. (a)	35,000	1,750
		5,614,696
Electrical Equipment — 0.0%
Medis Technologies Ltd.	286,757	3,154
Hotels, Restaurants & Leisure — 0.0%
Buffets Restaurants Holdings, Inc.	2,753	6,883
HRP PIK Corp., Class B (a)	5,000	50
		6,933
Metals & Mining — 0.2%
Euramax International	2,337	654,444
Paper & Forest Products — 0.7%
Ainsworth Lumber Co. Ltd. (a)	1,330,401	2,717,045
Ainsworth Lumber Co. Ltd.	142,549	291,124
Western Forest Products, Inc. (a)	211,149	142,304
		3,150,473
Semiconductors & Semiconductor Equipment — 0.0%
SunPower Corp., Class B	1,707	20,228
Software — 0.1%
Bankruptcy Management Solutions, Inc.	1,870	9
HMH Holdings/EduMedia	159,199	318,398
		318,407
Specialty Retail — 0.0%
Movie Gallery, Inc.	503,737	1,259
Total Common Stocks — 2.4%		10,205,346

Corporate Bonds		Par (000)	Value
Aerospace & Defense — 0.8%
Bombardier, Inc., 7.75%, 3/15/20 (a)	USD	1,750	$1,911,875
Kratos Defense & Security Solutions, Inc., 10.00%, 6/01/17		1,364	1,401,510
			3,313,385
Airlines — 0.6%
Air Canada, 9.25%, 8/01/15 (a)		1,060	1,017,600
Delta Air Lines, Inc., Series B, 9.75%, 12/17/16		696	713,141
United Air Lines, Inc., 12.75%, 7/15/12		786	821,019
			2,551,760
Auto Components — 1.7%
B-Corp Merger Sub, Inc., 8.25%, 6/01/19 (a)		170	158,100
Delphi Corp., 6.13%, 5/15/21 (a)		560	540,400
Icahn Enterprises LP:
7.75%, 1/15/16		320	323,200
8.00%, 1/15/18		5,260	5,312,600
Titan International, Inc., 7.88%, 10/01/17		940	987,000
Venture Holdings Co. LLC (c)(e):
12.00%, 6/01/09		4,450	445
Series B, 9.50%, 7/01/05		1,800	180
			7,321,925
Beverages — 0.1%
Crown European Holdings SA, 7.13%, 8/15/18 (a)	EUR	410	568,352
Biotechnology — 0.1%
QHP Pharma, 10.25%, 3/15/15 (a)	USD	279	283,478
Building Products — 0.7%
Building Materials Corp. of America (a):
7.00%, 2/15/20		940	940,000
6.75%, 5/01/21		790	756,425
Momentive Performance Materials, Inc., 9.00%, 1/15/21		1,315	1,124,325
			2,820,750
Capital Markets — 1.0%
American Capital Ltd., 7.96%, 12/31/13 (f)		1,175	1,166,752
E*Trade Financial Corp.:
12.50%, 11/30/17 (g)		1,440	1,656,000
3.99%, 8/31/19 (a)(h)(i)		593	708,635
KKR Group Finance Co., 6.38%, 9/29/20 (a)		540	574,535
			4,105,922
Chemicals — 4.3%
American Pacific Corp., 9.00%, 2/01/15		1,490	1,463,925
American Rock Salt Co. LLC, 8.25%, 5/01/18 (a)		224	207,760
Celanese US Holdings LLC, 5.88%, 6/15/21		570	571,425
GEO Specialty Chemicals, Inc. (a):
7.50%, 3/31/15 (g)(i)		4,171	4,170,787
10.00%, 3/31/15		4,106	3,797,680
Hexion US Finance Corp.:
8.88%, 2/01/18		955	892,925
9.00%, 11/15/20		670	584,575
Huntsman International LLC, 8.63%, 3/15/21		275	287,031
Kinove German Bondco GmbH, 9.63%, 6/15/18 (a)		800	768,000
OXEA Finance/Cy SCA, 9.50%, 7/15/17 (a)		365	361,350
Omnova Solutions, Inc., 7.88%, 11/01/18		670	587,925
Wellman Holdings, Inc., Subordinate Note (g):
(Second Lien), 10.00%, 1/29/19		2,978	4,139,420
(Third Lien), 5.00%, 1/29/19 (i)		1,027	729,265
			18,562,068

See Notes to Financial Statements.

	SEMI-ANNUAL REPORT	AUGUST 31, 2011	35

Schedule of Investments (continued)	BlackRock Debt Strategies Fund, Inc. (DSU)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Commercial Banks — 2.1%
CIT Group, Inc.:
7.00%, 5/01/14	USD	229	$229,789
7.00%, 5/01/15		800	796,000
7.00%, 5/01/16		2,655	2,641,725
7.00%, 5/01/17		4,534	4,477,325
7.00%, 5/02/17 (a)		710	701,125
			8,845,964
Commercial Services & Supplies — 1.2%
ARAMARK Corp., 8.50%, 2/01/15		840	867,300
AWAS Aviation Capital Ltd., 7.00%, 10/15/16 (a)		842	812,113
Brickman Group Holdings, Inc., 9.13%, 11/01/18 (a)		865	815,263
The Geo Group, Inc., 7.75%, 10/15/17		850	892,500
Mobile Mini, Inc., 7.88%, 12/01/20		640	622,400
RSC Equipment Rental, Inc., 10.00%, 7/15/17 (a)		970	1,042,750
West Corp., 8.63%, 10/01/18		315	307,125
			5,359,451
Communications Equipment — 0.5%
Avaya, Inc.:
9.75%, 11/01/15		360	306,000
10.13%, 11/01/15 (g)		1,070	924,213
7.00%, 4/01/19 (a)		255	229,500
EH Holding Corp., 6.50%, 6/15/19 (a)		600	600,000
			2,059,713
Consumer Finance — 0.9%
Credit Acceptance Corp., 9.13%, 2/01/17		570	577,125
Ford Motor Credit Co. LLC:
3.00%, 1/13/12 (b)		2,680	2,680,054
7.00%, 4/15/15		280	298,900
6.63%, 8/15/17		148	154,940
			3,711,019
Containers & Packaging — 1.6%
Ardagh Packaging Finance Plc, 7.38%, 10/15/17 (a)	EUR	485	653,159
Ball Corp., 6.75%, 9/15/20	USD	625	656,250
Berry Plastics Corp., 8.25%, 11/15/15		2,100	2,163,000
Beverage Packaging Holdings Luxembourg II SA, 8.00%, 12/15/16	EUR	260	291,322
Graphic Packaging International, Inc., 9.50%, 6/15/17	USD	360	391,500
Smurfit Kappa Acquisitions:
7.75%, 11/15/19 (a)	EUR	476	653,005
7.75%, 11/15/19		1,515	2,078,365
			6,886,601
Diversified Financial Services — 3.5%
Ally Financial, Inc.:
7.50%, 12/31/13	USD	90	92,700
8.30%, 2/12/15		1,330	1,396,500
8.00%, 3/15/20		170	171,700
7.50%, 9/15/20		1,990	1,955,175
8.00%, 11/01/31		3,430	3,352,825
8.00%, 11/01/31		1,530	1,471,754
Archimedes Funding III Ltd., 5.50%, 11/29/11 (a)		2,636	553,541
Axcan Intermediate Holdings, Inc., 12.75%, 3/01/16		665	693,263
Reynolds Group DL Escrow, Inc., 8.50%, 10/15/16 (a)		648	662,580
Reynolds Group Issuer, Inc. (a):
8.50%, 10/15/16	EUR	521	725,964
8.75%, 10/15/16		650	905,714
7.13%, 4/15/19	USD	1,070	1,013,825
7.88%, 8/15/19		610	603,900
6.88%, 2/15/21		920	855,600
8.25%, 2/15/21		615	518,138
WMG Acquisition Corp., 9.50%, 6/15/16 (a)		200	204,000
			15,177,179

Corporate Bonds	Par (000)		Value
Diversified Telecommunication Services — 1.5%
ITC Deltacom, Inc., 10.50%, 4/01/16	USD	1,010	$1,035,250
Level 3 Escrow, Inc., 8.13%, 7/01/19 (a)		2,022	1,920,900
Level 3 Financing, Inc.:
4.20%, 2/15/15 (b)		1,225	1,065,750
8.75%, 2/15/17		1,200	1,176,000
Qwest Communications International, Inc., Series B, 7.50%, 2/15/14		340	344,250
tw telecom Holdings, Inc., 8.00%, 3/01/18		690	710,700
			6,252,850
Electric Utilities — 0.2%
IPALCO Enterprises, Inc., 7.25%, 4/01/16 (a)		775	830,618
Electronic Equipment, Instruments &
Components — 0.1%
CDW LLC, 8.00%, 12/15/18 (a)		610	603,900
Muzak Holdings, LLC, 13.00%, 3/15/10 (c)(e)		2,675	268
			604,168
Energy Equipment & Services — 0.8%
Frac Tech Services LLC, 7.13%, 11/15/18 (a)		1,190	1,231,650
Key Energy Services, Inc., 6.75%, 3/01/21		740	725,200
MEG Energy Corp., 6.50%, 3/15/21 (a)		950	950,000
Oil States International, Inc., 6.50%, 6/01/19 (a)		295	295,000
SunCoke Energy, Inc., 7.63%, 8/01/19 (a)		185	181,762
			3,383,612
Food Products — 0.2%
Del Monte Foods Co., 7.63%, 2/15/19 (a)		915	908,137
JBS USA LLC, 7.25%, 6/01/21 (a)		145	131,769
			1,039,906
Gas Utilities — 0.1%
Targa Resources Partners LP, 6.88%, 2/01/21 (a)		485	480,150
Health Care Equipment & Supplies — 0.6%
DJO Finance LLC:
10.88%, 11/15/14		1,270	1,312,862
7.75%, 4/15/18 (a)		770	716,100
Teleflex, Inc., 6.88%, 6/01/19		475	471,438
			2,500,400
Health Care Providers & Services — 2.2%
Aviv Healthcare Properties LP, 7.75%, 2/15/19		455	452,725
Crown Newco 3 Plc, 7.00%, 2/15/18 (a)	GBP	108	157,786
HCA, Inc.:
6.50%, 2/15/20	USD	2,020	2,042,725
7.88%, 2/15/20		1,210	1,282,600
7.25%, 9/15/20		265	272,287
inVentiv Health, Inc., 10.00%, 8/15/18 (a)		85	76,713
Omnicare, Inc., 6.88%, 12/15/15		1,055	1,076,100
Tenet Healthcare Corp.:
9.00%, 5/01/15		630	667,800
8.88%, 7/01/19		3,030	3,211,800
			9,240,536
Health Care Technology — 1.0%
IMS Health, Inc., 12.50%, 3/01/18 (a)		3,205	3,685,750
MedAssets, Inc., 8.00%, 11/15/18 (a)		620	598,300
			4,284,050
Hotels, Restaurants & Leisure — 1.1%
Diamond Resorts Corp., 12.00%, 8/15/18		1,040	1,008,800
HRP Myrtle Beach Holdings LLC, 14.50%, 4/01/14 (a)(c)(e)		6,892	689
HRP Myrtle Beach Operations LLC (a)(c)(e):
5.21%, 4/01/12		5,000	500
12.50%, 4/01/13 (h)		5,000	500
Little Traverse Bay Bands of Odawa Indians, 9.00%, 8/31/20 (a)		609	505,470

See Notes to Financial Statements.

36	SEMI-ANNUAL REPORT	AUGUST 31, 2011

Schedule of Investments (continued)	BlackRock Debt Strategies Fund, Inc. (DSU)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Hotels, Restaurants & Leisure (concluded)
MGM Resorts International, 11.13%, 11/15/17	USD	1,340	$1,494,100
Travelport LLC:
4.95%, 9/01/14 (b)		1,770	1,349,625
9.88%, 9/01/14		390	332,475
Tropicana Entertainment LLC, Series WI, 9.63%, 12/15/14 (c)(e)		530	53
			4,692,212
Household Durables — 0.9%
Beazer Homes USA, Inc.:
12.00%, 10/15/17		1,700	1,725,500
9.13%, 6/15/18		65	45,094
Jarden Corp., 7.50%, 5/01/17		835	853,787
Standard Pacific Corp.:
8.38%, 5/15/18		220	193,050
8.38%, 1/15/21		1,205	1,036,300
			3,853,731
IT Services — 0.8%
Eagle Parent Canada, Inc., 8.63%, 5/01/19 (a)		940	864,800
First Data Corp. (a):
7.38%, 6/15/19		1,480	1,391,200
12.63%, 1/15/21		1,064	1,005,480
			3,261,480
Independent Power Producers & Energy Traders — 2.4%
AES Corp.:
7.75%, 10/15/15		300	315,000
9.75%, 4/15/16		1,305	1,442,025
7.38%, 7/01/21 (a)		410	414,100
Calpine Corp., 7.50%, 2/15/21 (a)		710	717,100
Energy Future Holdings Corp., 10.00%, 1/15/20		3,190	3,202,348
Energy Future Intermediate Holding Co. LLC, 10.00%, 12/01/20		2,515	2,537,311
NRG Energy, Inc., 7.63%, 1/15/18 (a)		1,760	1,742,400
			10,370,284
Industrial Conglomerates — 1.7%
Sequa Corp. (a):
11.75%, 12/01/15		2,850	2,964,000
13.50%, 12/01/15 (g)		4,023	4,264,216
			7,228,216
Insurance — 0.6%
CNO Financial Group, Inc., 9.00%, 1/15/18 (a)		1,649	1,714,960
Genworth Financial, Inc., 7.63%, 9/24/21		700	621,270
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (a)		415	398,400
			2,734,630
Machinery — 0.1%
Navistar International Corp., 8.25%, 11/01/21		310	320,850
Media — 7.1%
AMC Networks, Inc., 7.75%, 7/15/21 (a)		365	377,775
CCH II LLC, 13.50%, 11/30/16		3,000	3,465,000
CCO Holdings LLC:
7.25%, 10/30/17		510	525,938
7.88%, 4/30/18		1,075	1,118,000
CSC Holdings, Inc., 8.50%, 4/15/14		680	736,100
Cengage Learning Acquisitions, Inc., 10.50%, 1/15/15 (a)		1,050	808,500
Checkout Holding Corp., 10.97%, 11/15/15 (a)(h)		1,090	643,100
Clear Channel Worldwide Holdings, Inc.:
9.25%, 12/15/17		639	677,340
Series B, 9.25%, 12/15/17		5,802	6,208,140
DISH DBS Corp.:
7.00%, 10/01/13		3,000	3,146,250
6.75%, 6/01/21 (a)		470	473,525

Corporate Bonds	Par (000)		Value
Media (concluded)
Intelsat Luxemburg SA:
11.25%, 6/15/16	USD	460	$480,700
11.25%, 2/04/17		210	203,700
11.50%, 2/04/17 (g)		100	97,125
Interactive Data Corp., 10.25%, 8/01/18		1,715	1,817,900
Kabel BW Erste Beteiligungs GmbH, 7.50%, 3/15/19 (a)		1,040	1,024,400
NAI Entertainment Holdings LLC, 8.25%, 12/15/17 (a)		1,020	1,030,200
Nielsen Finance LLC:
11.63%, 2/01/14		1,239	1,403,167
7.75%, 10/15/18		1,235	1,275,138
ProQuest LLC, 9.00%, 10/15/18 (a)		415	406,700
Regal Entertainment Group, 9.13%, 8/15/18		640	646,400
Unitymedia Hessen GmbH & Co. KG (FKA UPC Germany GmbH), 8.13%, 12/01/17 (a)		2,730	2,784,600
Ziggo Finance BV, 6.13%, 11/15/17 (a)	EUR	655	917,385
			30,267,083
Metals & Mining — 1.6%
Drummond Co., Inc., 9.00%, 10/15/14 (a)	USD	456	466,260
FMG Resources August 2006 Property Ltd., 7.00%, 11/01/15 (a)		1,610	1,605,975
JMC Steel Group, 8.25%, 3/15/18 (a)		335	327,463
Novelis, Inc., 8.75%, 12/15/20		3,855	4,057,387
RathGibson, Inc., 11.25%, 2/15/14 (c)(e)		4,440	222
Vulcan Materials Co., 7.50%, 6/15/21		377	371,312
			6,828,619
Multiline Retail — 0.5%
Dollar General Corp., 11.88%, 7/15/17 (g)		1,775	1,965,813
Oil, Gas & Consumable Fuels — 7.1%
Alpha Natural Resources, Inc.:
6.00%, 6/01/19		260	254,150
6.25%, 6/01/21		815	797,681
Arch Coal, Inc.:
7.00%, 6/15/19 (a)		215	211,775
7.25%, 10/01/20		655	645,175
7.25%, 6/15/21 (a)		700	689,500
Chesapeake Energy Corp.:
6.63%, 8/15/20		1,592	1,663,640
6.13%, 2/15/21		1,100	1,116,500
Coffeyville Resources LLC, 9.00%, 4/01/15 (a)		436	462,160
Consol Energy, Inc.:
8.25%, 4/01/20		1,750	1,881,250
6.38%, 3/01/21 (a)		440	436,700
Crosstex Energy LP, 8.88%, 2/15/18		100	103,500
Denbury Resources, Inc.:
8.25%, 2/15/20		670	706,013
6.38%, 8/15/21		570	558,600
El Paso Corp., 7.00%, 6/15/17		1,575	1,750,323
Energy XXI Gulf Coast, Inc., 7.75%, 6/15/19		1,300	1,222,000
Forest Oil Corp., 8.50%, 2/15/14		390	417,300
Hilcorp Energy I LP, 7.63%, 4/15/21 (a)		2,165	2,186,650
Linn Energy LLC:
8.63%, 4/15/20		1,115	1,193,050
7.75%, 2/01/21 (a)		1,970	2,009,400
Niska Gas Storage US LLC, 8.88%, 3/15/18		1,600	1,616,000
OGX Petroleo e Gas Participações SA, 8.50%, 6/01/18 (a)		3,015	3,022,537
Oasis Petroleum, Inc., 7.25%, 2/01/19 (a)		335	328,300
Petrohawk Energy Corp.:
10.50%, 8/01/14		590	666,700
7.88%, 6/01/15		795	858,600
7.25%, 8/15/18		525	612,281
6.25%, 6/01/19 (a)		920	1,069,500
Plains Exploration & Production Co., 7.75%, 6/15/15		530	545,900

See Notes to Financial Statements.

	SEMI-ANNUAL REPORT	AUGUST 31, 2011	37

Schedule of Investments (continued)	BlackRock Debt Strategies Fund, Inc. (DSU)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (concluded)
Range Resources Corp., 5.75%, 6/01/21	USD	1,230	$1,236,150
SandRidge Energy, Inc., 7.50%, 3/15/21 (a)		825	804,375
Titan Petrochemicals Group Ltd., 8.50%, 3/18/12 (a)		1,760	1,232,000
			30,297,710
Paper & Forest Products — 2.5%
Ainsworth Lumber Co. Ltd., 11.00%, 7/29/15 (a)(g)		4,530	3,170,991
Clearwater Paper Corp., 10.63%, 6/15/16		640	700,800
Georgia-Pacific LLC, 8.25%, 5/01/16 (a)		2,950	3,368,923
Longview Fibre Paper & Packaging, Inc., 8.00%, 6/01/16 (a)		280	277,200
NewPage Corp., 11.38%, 12/31/14		2,280	2,006,400
Verso Paper Holdings LLC:
11.50%, 7/01/14		510	540,600
Series B, 4.00%, 8/01/14 (b)		890	729,800
			10,794,714
Pharmaceuticals — 0.4%
Valeant Pharmaceuticals International, 6.50%, 7/15/16 (a)		1,935	1,838,250
Professional Services — 0.1%
FTI Consulting, Inc., 6.75%, 10/01/20		560	552,300
Real Estate Investment Trusts (REITs) — 0.4%
FelCor Lodging LP, 6.75%, 6/01/19 (a)		1,825	1,715,500
Real Estate Management & Development — 0.9%
Realogy Corp.:
11.50%, 4/15/17		1,620	1,287,900
12.00%, 4/15/17		160	128,000
7.88%, 2/15/19 (a)		2,225	1,846,750
Shea Homes LP, 8.63%, 5/15/19 (a)		610	515,450
			3,778,100
Road & Rail — 1.2%
Avis Budget Car Rental LLC, 8.25%, 1/15/19		1,805	1,746,337
Florida East Coast Railway Corp., 8.13%, 2/01/17 (a)		370	368,150
The Hertz Corp. (a):
7.50%, 10/15/18		1,750	1,715,000
6.75%, 4/15/19		730	680,725
7.38%, 1/15/21		810	773,550
			5,283,762
Specialty Retail — 0.3%
United Auto Group, Inc., 7.75%, 12/15/16		1,275	1,290,938
Textiles, Apparel & Luxury Goods — 0.1%
Phillips-Van Heusen Corp., 7.75%, 11/15/23		410	430,411
Transportation Infrastructure — 0.1%
Aguila 3 SA, 7.88%, 1/31/18 (a)		353	331,820
Wireless Telecommunication Services — 2.4%
Cricket Communications, Inc., 7.75%, 5/15/16		3,050	3,088,125
Digicel Group Ltd. (a):
9.13%, 1/15/15		3,948	3,948,000
8.25%, 9/01/17		810	810,000
Nextel Communications, Inc., Series E, 6.88%, 10/31/13		815	809,906
Sprint Capital Corp.:
8.38%, 3/15/12		625	643,750
6.88%, 11/15/28		880	787,600
			10,087,381
Total Corporate Bonds — 58.1%			248,107,661

Floating Rate Loan Interests (b)		Par (000)	Value
Aerospace & Defense — 0.3%
TransDigm, Inc., Term Loan (First Lien), 4.00%, 2/14/17	USD	1,493	$1,432,800
Airlines — 0.5%
Delta Air Lines, Inc., Credit New Term Loan B, 5.50%, 4/20/17		2,375	2,188,966
Auto Components — 1.5%
Allison Transmission, Inc., Term Loan, 2.96%, 8/07/14		3,463	3,246,936
Autoparts Holdings, Ltd.:
First Lien Term Loan, 6.50%, 7/28/17		1,200	1,176,000
Second Lien Term Loan, 10.50%, 1/29/18		1,800	1,773,000
			6,195,936
Biotechnology — 0.2%
Grifols SA, Term Loan B, 6.00%, 6/01/17		905	883,280
Building Products — 1.6%
CPG International I, Inc., Term Loan B, 6.00%, 2/18/17		1,194	1,116,390
Goodman Global, Inc.:
Initial Term Loan (First Lien), 5.75%, 10/28/16		3,112	3,058,537
Term Loan (Second Lien), 9.00%, 10/30/17		1,200	1,206,000
Momentive Performance Materials (Blitz 06-103 GmbH), Tranche B-2B Term Loan, 4.79%, 5/05/15	EUR	1,064	1,370,828
			6,751,755
Capital Markets — 0.9%
HarbourVest Partners, Term Loan (First Lien), 6.25%, 12/14/16	USD	1,812	1,757,658
Nuveen Investments, Inc. (First Lien):
Extended Term Loan, 3.25%, 11/13/14		418	386,706
Non-Extended Term Loan, 5.75% – 5.81%, 5/12/17		1,682	1,571,220
			3,715,584
Chemicals — 4.7%
AZ Chemical Co., LLC, New Term Loan, 4.75%, 11/21/16		313	301,970
American Rock Salt Holdings LLC, Term Loan B, 5.50%, 4/25/17		2,264	2,170,922
Ashland, Inc., Term Loan B, 3.75%, 7/30/18		1,300	1,270,984
Chemtura Corp., Exit Term Loan B, 5.50%, 8/27/16		1,300	1,271,829
Gentek, Inc., Tranche B Term Loan, 7.00%, 10/06/15		2,046	1,909,367
MDI Holdings, LLC (FKA MacDermid, Inc.),
Tranche C Term Loan, 3.54%, 4/11/14	EUR	647	884,136
Nexeo Solutions, LLC, Term Loan B, 5.00%,
9/08/17	USD	1,621	1,492,608
PQ Corp. (FKA Niagara Acquisition, Inc.), Original Term Loan Facility (First Lien), 3.48% – 3.51%, 7/30/14		2,266	2,071,177
Styron Sarl, Term Loan B, 6.00%, 8/02/17		2,297	2,110,578
Tronox Worldwide LLC, Exit Term Loan, 7.00%, 10/15/15		4,443	4,392,695
Univar, Inc., Term Loan B, 5.00%, 6/30/17		2,388	2,203,527
			20,079,793
Commercial Services & Supplies — 2.3%
ARAMARK Corp.:
Letter of Credit — 1 Facility, 2.06%, 1/27/14		28	25,983
Letter of Credit — 2 Facility, 3.44%, 7/26/16		29	26,951
US Term Loan, 2.12%, 1/27/14		342	322,541
US Term Loan B, 3.50%, 7/26/16		438	409,811
AWAS Finance Luxembourg Sarl, Term Loan B, 5.25%, 6/10/16		796	766,268
Adesa, Inc. (KAR Holdings, Inc.), Initial Term Loan B, 5.00%, 5/19/17		2,400	2,280,000
Altegrity, Inc. (FKA US Investigations Services, Inc.), Tranche D Term Loan, 7.75%, 2/20/15		2,789	2,713,587

See Notes to Financial Statements.

38	SEMI-ANNUAL REPORT	AUGUST 31, 2011

Schedule of Investments (continued)	BlackRock Debt Strategies Fund, Inc. (DSU)
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)		Value
Commercial Services & Supplies (concluded)
Delos Aircraft, Inc., Term Loan B2, 7.00%, 3/17/16	USD	975	$968,497
Synagro Technologies, Inc., Term Loan (First Lien), 2.21% – 2.23%, 4/02/14		878	762,601
Volume Services America, Inc. (Centerplate), Term Loan B, 10.50% – 10.75%, 9/16/16		1,787	1,709,091
			9,985,330
Communications Equipment — 1.3%
Avaya, Inc.:
Term Loan B, 3.06%, 10/24/14		1,833	1,630,246
Term Loan B-3, 4.81%, 10/26/17		2,936	2,528,791
CommScope, Inc., Term Loan B, 5.00%, 1/14/18		1,496	1,436,400
			5,595,437
Construction & Engineering — 0.8%
BakerCorp., Inc., Term Loan B, 5.00%, 6/01/18		875	831,250
Safway Services, LLC, First Out Tranche Loan, 9.00%, 12/16/17		2,750	2,750,000
			3,581,250
Consumer Finance — 0.9%
Springleaf Financial Funding Co. (FKA AGFS Funding Co.), Term Loan, 5.50%, 5/10/17		4,250	3,936,563
Containers & Packaging — 0.5%
Berry Plastics Holding Corp., Term Loan C, 2.21%, 4/03/15		340	302,104
Graham Packaging Co., LP, Term Loan D, 6.00%, 9/23/16		1,687	1,670,378
			1,972,482
Diversified Consumer Services — 2.8%
Coinmach Service Corp., Term Loan, 3.22% – 3.30%, 11/20/14		4,536	3,946,303
Laureate Education, Extended Term Loan, 5.25%, 8/15/18		5,121	4,522,566
ServiceMaster Co.:
Closing Date Term Loan, 2.69% – 2.76%, 7/24/14		3,215	2,970,294
Delayed Draw Term Loan, 2.72%, 7/24/14		320	295,797
			11,734,960
Diversified Financial Services — 0.2%
Reynolds Group Holdings, Inc., Term Loan E, 6.50%, 2/09/18		963	918,068
Diversified Telecommunication Services — 2.5%
Hawaiian Telcom Communications, Inc., Term Loan, 9.00%, 11/01/15		3,618	3,613,581
Level 3 Financing, Inc.:
Add On Term Loan, 11.50%, 3/13/14		1,500	1,558,755
Term Loan B2, 2.50%, 9/03/18		6,000	5,655,000
			10,827,336
Electrical Equipment — 0.1%
Generac Acquisition Corp., Term Loan (First Lien), 2.69% – 2.75%, 11/11/13		297	277,791
Electronic Equipment, Instruments & Components — 1.8%
Aeroflex, Inc., Term Loan B, 4.25%, 5/09/18		1,325	1,226,725
CDW LLC (FKA CDW Corp.):
Extended Term Loan B, 4.25%, 7/14/17		1,781	1,615,930
Non-Extended Term Loan, 3.71%, 10/10/14		2,114	1,987,038
Sensata Technologies Finance Company, LLC, New Term Loan, 4.00%, 5/11/18		2,760	2,653,050
			7,482,743

Floating Rate Loan Interests (b)	Par (000)		Value
Energy Equipment & Services — 1.9%
CCS Income Trust, Term Loan B, 3.25%, 11/14/14	USD	1,168	$1,035,629
Dynegy Holdings, Inc.:
Coal Company Term Loan, 9.25%, 8/04/16		1,643	1,586,859
Gas Company Term Loan, 9.25%, 8/04/16		3,007	2,954,377
MEG Energy Corp., Tranche D Term Loan, 4.00%, 3/16/18		2,700	2,581,875
			8,158,740
Food & Staples Retailing — 1.7%
AB Acquisitions UK Topco 2 Ltd. (FKA Alliance Boots), Facility B1, 3.61%, 7/09/15	GBP	3,000	4,186,994
US Foodservice, Inc., Term Loan B:
2.71% – 2.72%, 7/03/14	USD	2,197	1,966,712
5.75%, 3/31/17		1,297	1,205,978
			7,359,684
Food Products — 2.6%
Advance Pierre Foods, Term Loan:
(First Lien), 7.00%, 9/30/16		2,878	2,782,922
(Second Lien), 11.25%, 9/29/17		1,800	1,764,000
Del Monte Corp., Term Loan B, 4.50%, 3/08/18		4,210	3,967,925
Pinnacle Foods Finance LLC, Tranche D Term Loan, 6.00%, 4/02/14		1,505	1,483,225
Solvest, Ltd. (Dole):
Tranche B-1 Term Loan, 5.00% – 6.00%, 7/06/18		404	389,293
Tranche C-1 Term Loan, 5.00% – 6.00%, 7/06/18		751	722,972
			11,110,337
Health Care Equipment & Supplies — 1.0%
Biomet, Inc., Dollar Term Loan, 3.24%, 3/25/15		265	251,485
DJO Finance LLC (FKA ReAble Therapeutics Finance LLC), Term Loan, 3.22%, 5/20/14		1,713	1,598,706
Iasis Healthcare LLC, Term Loan, 5.00%, 5/03/18		1,524	1,404,667
Immucor, Inc., Term Loan B, 7.25%, 8/17/18		1,100	1,060,818
			4,315,676
Health Care Providers & Services — 4.1%
CHS/Community Health Systems, Inc.:
Non-Extended Delayed Draw Term Loan, 2.47% – 2.57%, 7/25/14		72	67,000
Non-Extended Term Loan, 2.47% – 2.57%, 7/25/14		1,423	1,319,619
ConvaTec, Inc., Dollar Term Loan, 5.75%, 12/22/16		1,294	1,220,198
DaVita, Inc., Term Loan B, 4.50%, 10/20/16		1,990	1,930,300
Emergency Medical Services, Term Loan, 5.25%, 5/25/18		1,995	1,845,375
HCA, Inc., Tranche B-1 Term Loan:
2.50%, 11/18/13		245	236,628
3.50%, 5/01/18		1,329	1,246,767
Harden Healthcare, Inc.:
Tranche A Additional Term Loan, 7.75%, 3/02/15		2,303	2,256,973
Tranche A Term Loan, 8.50%, 3/02/15		692	678,253
inVentiv Health, Inc. (FKA Ventive Health, Inc.):
Incremental Term Loan B3, 6.75%, 5/15/18		1,000	940,000
Term Loan B, 6.50%, 8/04/16		2,713	2,558,940
Medpace, Inc., Term Loan, 6.50%, 6/22/17		2,000	1,900,000
Renal Advantage Holdings, Inc., Tranche B Term Loan, 5.75%, 12/16/16		1,294	1,266,557
			17,466,610
Health Care Technology — 0.7%
IMS Health, Inc., Tranche B Dollar Term Loan, 4.50%, 8/25/17		1,990	1,908,351
MedAssets, Inc., Term Loan B, 5.25%, 11/16/16		945	894,444
			2,802,795

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2011	39

Schedule of Investments (continued)	BlackRock Debt Strategies Fund, Inc. (DSU)
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)		Value
Hotels, Restaurants & Leisure — 4.4%
Caesars Entertainment Operating Co., Inc.:
Incremental Term Loan B-4, 9.50%, 10/31/16	USD	575	$573,388
Term Loan B-1, 3.25%, 1/28/15		1,424	1,226,002
Term Loan B-2, 3.22% – 3.25%, 1/28/15		1,260	1,085,566
Term Loan B-3, 3.25%, 1/28/15		4,320	3,719,182
Dunkin’ Brands, Inc., New Term Loan B, 4.00%, 11/23/17		2,886	2,771,309
Golden Living, Term Loan, 5.00%, 5/04/18		1,890	1,677,375
Las Vegas Sands LLC:
Delayed Draw Term Loan, 1.72%, 5/23/14		193	179,088
Term Loan B, 1.72%, 5/23/14		1,132	1,054,062
Seaworld Parks & Entertainment, Inc. (FKA SW Acquisitions Co., Inc.), Term Loan B, 4.00%, 8/17/17		1,794	1,731,632
Six Flags Theme Parks, Inc., Tranche B Term Loan (First Lien), 5.25%, 6/30/16		2,971	2,897,080
VML US Finance LLC (FKA Venetian Macau):
New Project Term Loan, 4.73%, 5/27/13		880	870,868
Term B Delayed Draw Project Loan, 4.73%, 5/25/12		1,035	1,023,828
Term B Funded Project Loan, 4.73%, 5/27/13		179	176,950
			18,986,330
IT Services — 3.2%
Ceridian Corp., US Term Loan, 3.22%, 11/10/14		3,069	2,623,859
First Data Corp.:
Initial B-1 Term Loan, 2.97%, 9/24/14		147	128,976
Initial B-2 Term Loan, 4.22%, 3/23/18		6,563	5,494,561
Initial B-3 Term Loan, 2.97%, 9/24/14		210	184,558
infoGROUP, Inc., Term Loan, 5.75%, 5/22/18		855	784,747
iPayment, Inc., Term Loan B, 5.75%, 5/08/17		1,154	1,091,594
TransUnion LLC, Replacement Term Loan, 4.75%, 2/12/18		3,721	3,529,063
			13,837,358
Independent Power Producers & Energy Traders — 1.5%
AES Corp., Term Loan B, 4.25%, 6/01/18		1,796	1,724,578
Calpine Corp., Term Loan B, 4.50%, 4/02/18		2,042	1,882,709
Texas Competitive Electric Holdings Co., LLC (TXU), Extended Term Loan, 4.71% – 4.77%, 10/10/17		3,716	2,728,033
			6,335,320
Industrial Conglomerates — 1.1%
Sequa Corp., Term Loan, 3.50% – 3.51%, 12/03/14		2,643	2,469,176
Tomkins Plc, Term Loan B, 4.25%, 9/29/16		2,277	2,191,573
			4,660,749
Leisure Equipment & Products — 0.4%
EB Sports Corp., Loan, 11.50%, 12/31/15		1,641	1,575,288
Machinery — 0.4%
Terex Corp.:
Term Loan, 6.03%, 4/28/17	EUR	220	306,549
Term Loan B, 5.50%, 4/28/17	USD	1,300	1,274,000
			1,580,549
Media — 10.1%
AMC Networks, Inc., Term Loan B, 4.00%, 12/31/18		1,800	1,734,750
Acosta, Inc., Term Loan, 4.75%, 3/01/18		1,796	1,693,390
Affinion Group, Inc., Tranche B Term Loan, 5.00%, 10/10/16		988	889,380
Capsugel Healthcare Ltd., Term Loan, 5.25%, 8/01/18		1,500	1,449,000
Cengage Learning Acquisitions, Inc. (FKA Thomson Learning):
Term Loan, 2.50%, 7/03/14		925	765,021
Tranche 1 Incremental Term Loan, 7.50%, 7/03/14		1,260	1,203,125

Floating Rate Loan Interests (b)	Par (000)		Value
Media (concluded)
Charter Communications Operating, LLC:
Term Loan B, 7.25%, 3/06/14	USD	46	$45,895
Term Loan C, 3.50%, 9/06/16		2,670	2,542,192
Clear Channel Communications, Inc., Term Loan B, 3.87%, 1/28/16		3,145	2,353,844
Cumulus Media, Inc., Term Loan, 6.75%, 8/30/18		1,500	1,404,375
Getty Images, Inc., Initial Term Loan, 5.25%, 11/07/16		478	468,098
Gray Television, Inc., Term Loan B, 3.71%, 12/31/14		929	849,374
HMH Publishing Co., Ltd., Tranche A Term Loan, 6.21%, 6/12/14		2,348	1,887,472
Hubbard Broadcasting, Term Loan (Second Lien), 5.25%, 4/28/17		1,100	1,046,837
Intelsat Jackson Holdings SA (FKA Intelsat Jackson Holdings, Ltd.), Tranche B Term Loan, 5.25%, 4/02/18		7,980	7,640,850
Interactive Data Corp., Term Loan, 4.50%, 2/12/18		1,696	1,603,552
Lavena Holding 3 GmbH (Prosiebensat.1 Media AG):
Facility B1, 4.20%, 3/06/15	EUR	304	338,574
Facility C1, 4.45%, 3/04/16		608	681,514
Mediacom Illinois, LLC (FKA Mediacom Communications, LLC), Tranche D Term Loan, 5.50%, 3/31/17	USD	983	938,287
Newsday LLC, Fixed Rate Term Loan, 10.50%, 8/01/13		4,250	4,388,125
Nielsen Finance LLC, Class C Term Loan, 3.48%, 5/02/16		405	380,194
Sinclair Television Group, Inc., New Tranche B Term Loan, 4.00%, 10/28/16		1,313	1,293,338
Sunshine Acquisition Ltd. (FKA HIT Entertainment), Term Facility, 5.51%, 6/01/12		1,916	1,842,564
UPC Broadband Holding B.V., Term U, 5.44%, 12/31/17	EUR	1,246	1,672,917
Univision Communications, Inc., Extended First Lien Term Loan, 4.47%, 3/31/17		1,872	1,609,690
WC Luxco Sarl, New Term Loan B3, 4.25%, 3/15/18	USD	596	571,455
Weather Channel, Term Loan B, 4.25%, 2/13/17		1,696	1,633,567
			42,927,380
Metals & Mining — 2.2%
Novelis, Inc., Term Loan, 3.75%, 3/10/17		3,134	2,960,738
SunCoke Energy, Inc., Term Loan B, 4.00%, 7/26/18		1,600	1,520,000
Walter Energy, Inc., Term Loan B, 4.00%, 4/02/18		5,087	4,858,324
			9,339,062
Multi-Utilities — 0.1%
FirstLight Power Resources, Inc. (FKA NE Energy, Inc.), Term B Advance (First Lien), 2.75%, 11/01/13		395	374,018
Multiline Retail — 1.4%
Dollar General Corp., Tranche B-2 Term Loan, 2.96% – 2.97%, 7/07/14		1,439	1,395,477
Hema Holding BV:
Facility B, 3.43%, 7/06/15	EUR	363	484,352
Facility C, 4.18%, 7/05/16		363	486,956
Facility D, 6.43%, 1/05/17		2,900	3,777,054
			6,143,839
Oil, Gas & Consumable Fuels — 1.2%
Gibson Energy, Term Loan B, 5.75%, 6/14/18	USD	1,500	1,417,500
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15		3,651	3,614,688
			5,032,188
Paper & Forest Products — 0.9%
Verso Paper Finance Holdings LLC, Term Loan, 6.51% – 7.26%, 2/01/13 (g)		4,500	3,869,610

See Notes to Financial Statements.

40	SEMI-ANNUAL REPORT	AUGUST 31, 2011

Schedule of Investments (continued)	BlackRock Debt Strategies Fund, Inc. (DSU)
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)		Value
Pharmaceuticals — 1.4%
Aptalis Pharma, Inc., Term Loan, 5.50%, 2/10/17	USD	1,791	$1,615,482
Endo Pharmaceuticals Holdings, Inc., Term Loan B, 4.00%, 6/18/18		1,500	1,467,195
Quinteles Transnational Corp., Term Loan, 5.00%, 6/08/18		780	723,450
RPI Finance Trust, Term Loan Tranche 2, 4.00%, 5/09/18		1,150	1,115,500
Warner Chilcott Corp.:
Term Loan B-1, 4.25%, 3/15/18		866	830,124
Term Loan B-2, 4.25%, 3/15/18		433	415,603
			6,167,354
Professional Services — 0.8%
Booz Allen Hamilton, Inc., Tranche B Term Loan, 4.00%, 8/03/17		1,246	1,218,877
Fifth Third Processing Solutions, LLC, Term Loan B (First Lien), 4.50%, 11/03/16		2,090	2,012,473
			3,231,350
Real Estate Investment Trusts (REITs) — 0.8%
iStar Financial, Inc., Term Loan, (Second Lien), 5.00%, 6/28/13		3,447	3,349,325
Real Estate Management & Development — 1.2%
Realogy Corp.:
Delayed Draw Term Loan, 3.27%, 10/10/13		2,677	2,362,243
Extended Synthetic Letter of Credit Loan, 4.44%, 10/10/16		396	325,890
Extended Term Loan B, 4.52%, 10/10/16		3,033	2,496,249
			5,184,382
Semiconductors & Semiconductor Equipment — 0.4%
Freescale Semiconductor, Inc., Extended Maturity Term Loan, 4.44%, 12/01/16		730	664,126
Microsemi Corp., Term Loan B, 4.00%, 11/02/17		1,294	1,234,219
			1,898,345
Specialty Retail — 3.3%
Academy Ltd., Term Loan, 6.00%, 8/03/18		1,900	1,803,575
Burlington Coat Factory Warehouse Corp., Term Loan B, 6.25%, 2/23/17		1,407	1,326,274
General Nutrition Centers, Inc., Term Loan B, 4.25%, 3/02/18		2,175	2,052,656
J. Crew Group, Inc., Term Loan B, 4.75%, 3/07/18		653	581,904
Jo-Ann Stores, Inc., Term Loan B, 4.75%, 3/16/18		798	742,140
Michaels Stores, Inc.:
Term Loan B-1, 2.50%, 10/31/13		980	926,500
Term Loan B-2, 4.75%, 7/31/16		1,517	1,427,915
Petco Animal Supplies, Inc., Term Loan B, 4.50%, 11/24/17		2,708	2,545,191
Toys ‘R’ Us Delaware, Inc.:
Initial Loan, 6.00%, 9/01/16		1,907	1,786,985
Term Loan, 5.25%, 5/25/18		1,147	1,064,911
			14,258,051
Wireless Telecommunication Services — 1.7%
MetroPCS Wireless, Inc., Term Loan B, 4.00%, 3/16/18		1,493	1,398,299
Vodafone Americas Finance 2, Inc., Initial Loan, 6.88%, 8/11/15		5,887	5,916,228
			7,314,527
Total Floating Rate Loan Interests — 71.4%			304,838,941

Other Interests (j)	Beneficial Interest (000)		Value
Auto Components — 0.0%
Intermet Liquidating Trust, Class A (c)	USD	833	$8
Diversified Financial Services — 0.3%
DSU JGW SPV, LLC (J.G. Wentworth LLC Preferred Equity Interests) (c)(k)		1	1,293,079
Hotels, Restaurants & Leisure — 0.0%
Buffets, Inc. (c)		1,440	14
Household Durables — 0.4%
DSU (S-MARTIN) SPV, LLC (Stanley Martin, Class B Membership Units) (c)(k)		2	1,511,219
Media — 0.0%
Adelphia Escrow (c)		7,500	75
Adelphia Preferred Escrow (c)		5	—
Adelphia Recovery Trust (c)		9,406	941
Adelphia Recovery Trust, Series ACC-6B INT (c)		500	2,500
			3,516
Metals & Mining — 0.8%
DSU-(R-Gibson) SPV, LLC (RathGibson Acquisition Corp. LLC) (k)		280	3,459,279
Specialty Retail — 0.0%
Movie Gallery, Inc. Default Escrow (c)		21,700	217
Total Other Interests — 1.5%			6,267,332

Warrants (l)	Shares
Health Care Providers & Services — 0.0%
HealthSouth Corp. (Expires 1/16/14)		126,761	1
Hotels, Restaurants & Leisure — 0.0%
Buffets Restaurants Holdings, Inc. (Expires 4/29/14)		1,216	12
Media — 0.0%
Charter Communications, Inc. (Expires 11/30/14)		12,661	139,689
Software — 0.0%
Bankruptcy Management Solutions, Inc. (Expires 9/29/17)		1,247	13
HMH Holdings/EduMedia (Expires 3/09/17)		24,924	—
			13
Total Warrants — 0.0%			139,715
Total Investments (Cost — $662,005,427*) — 135.2%			577,515,239
Liabilities in Excess of Other Assets — (35.2)%			(150,437,744)
Net Assets — 100.0%			$427,077,495

*	The cost and unrealized appreciation (depreciation) of investments as of August 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$657,970,871
Gross unrealized appreciation	$13,206,944
Gross unrealized depreciation	(93,662,576)
Net unrealized depreciation	$(80,455,632)

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2011	41

Schedule of Investments (continued)	BlackRock Debt Strategies Fund, Inc. (DSU)

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Non-income producing security.

(d)	Restricted security as to resale. As of report date the Fund held less than 0.1% of its net assets, with a current market value of $14,518 and an original cost of $1,027, in this security.

(e)	Issuer filed for bankruptcy and/or is in default of interest payments.

(f)	Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown is as of report date.

(g)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(h)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(i)	Convertible security.

(j)	Other interests represent beneficial interest in liquidation trusts and other reorganization or private entities.

(k)	The investment is held by a wholly owned subsidiary of the Fund.

(l)

Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

•	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at February 28, 2011	Net Activity	Shares Held at August 31, 2011	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	436,377	(436,377)	—	$1,517

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Foreign currency exchange contracts as of August 31, 2011 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	908,500	USD	924,168	Citibank NA	10/07/11	$2,759
USD	918,798	CAD	908,500	Citibank NA	10/07/11	(8,130)
EUR	877,500	USD	1,257,112	Citibank NA	10/26/11	2,590
USD	18,545,420	EUR	12,936,500	Citibank NA	10/26/11	(25,670)
USD	72,162	EUR	50,000	Deutsche Bank	10/26/11	384
USD	641,964	EUR	445,000	UBS AG	10/26/11	3,141
GBP	2,070	USD	3,342	State Street Bank	8/11/11	19
USD	454,347	GBP	280,000	Citibank NA	10/07/11	(3,598)
USD	3,921,166	GBP	2,454,000	Royal Bank of Scotland	10/07/11	(60,862)

Total						$(89,367)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized in three broad levels for financial statement purposes as follows:

•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of Notes to Financial Statements.

The following tables summarize the inputs used as of August 31, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed
Securities	—	$3,056,906	$4,899,338	$7,956,244
Common Stocks	$795,785	3,373,248	6,036,313	10,205,346
Corporate Bonds	—	234,208,641	13,899,020	248,107,661
Floating Rate
Loan interests	—	267,976,591	36,862,350	304,838,941
Other Interests	3,441	—	6,263,891	6,267,332
Warrants	139,689	—	26	139,715
Liabilities:
Unfunded Loan
Commitments	—	(79,684)	—	(79,684)
Total	$938,915	$508,535,702	$67,960,938	$577,435,555

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$8,893	—	$8,893
Liabilities:
Foreign currency exchange contracts	—	(98,260)	—	(98,260)
Total	—	$(89,367)	—	$(89,367)

[1]	Derivative financial instruments are foreign currency exchange contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

42	SEMI-ANNUAL REPORT	AUGUST 31, 2011

Schedule of Investments (concluded)	BlackRock Debt Strategies Fund, Inc. (DSU)

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Warrants	Total
Assets:
Balance, as of February 28, 2011	$6,393,325	$926,586	$12,777,038	$50,753,656	$4,757,077	$26	$75,607,708
Accrued discounts/premiums	34,986	—	256,924	65,956	—	—	357,866
Net realized gain (loss)	62,231	—	11,620	151,989	—	—	225,840
Net change in unrealized appreciation/depreciation[2]	(389,979)	(5,389,893)	976,442	(4,096,771)	1,506,819	—	(7,393,382)
Purchases	1,712,700	10,499,620	25,052	14,100,625	—	—	26,337,997
Sales	(1,813,925)	—	(148,500)	(14,937,250)	—	—	(16,899,675)
Transfers in3	—	—	444	4,518,093	—	—	4,518,537
Transfers out[3]	(1,100,000)	—	—	(13,693,948)	(5)	—	(14,793,953)
Balance, as of August 31, 2011	$4,899,338	$6,036,313	$13,899,020	$36,862,350	$6,263,891	$26	$67,960,938

[2]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held on August 31, 2011 was $(4,397,797).

[3]	The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the period in relation to net assets.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2011	43

Schedule of Investments August 31, 2011 (Unaudited)	BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB)
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
ARES CLO Funds, Series 2005-10A, Class B, 0.64%, 9/18/17 (a)(b)	USD	500	$445,535
Ballyrock CDO Ltd., Series 2006-1A, Class B, 0.67%, 8/28/19 (a)(b)		500	392,500
Canaras Summit CLO Ltd., Series 2007-1A, Class B, 0.73%, 6/19/21 (a)(b)		395	316,928
Flagship CLO, Series 2006-1A, Class B, 0.60%, 9/20/19 (a)(b)		1,000	807,500
Fraser Sullivan CLO Ltd., Series 2006-2A, Class B, 0.65%, 12/20/20 (a)(b)		500	400,000
Gannett Peak CLO Ltd., Series 2006-1X, Class A2, 0.61%, 10/27/20 (a)(b)		305	227,988
Goldman Sachs Asset Management CLO Plc, Series 2007-1A, Class B, 0.70%, 8/01/22 (a)(b)		665	493,762
Landmark CDO Ltd., Series 2006-8A, Class B, 0.61%, 10/19/20 (a)(b)		570	466,665
MAPS CLO Fund LLC, Series 2005-1A, Class C, 1.20%, 12/21/17 (a)(b)		300	265,770
Portola CLO Ltd., Series 2007-1X, Class B1, 1.74%, 11/15/21 (b)		405	361,017
T2 Income Fund CLO Ltd., Series 2007-1A, Class B, 0.85%, 7/15/19 (a)(b)		345	308,154
Total Asset-Backed Securities — 3.3%			4,485,819

Common Stocks (c)	Shares
Chemicals — 0.0%
GEO Specialty Chemicals, Inc. (a)	10,732	4,120
Wellman Holdings, Inc.	181	588
		4,708
Electrical Equipment — 0.0%
Medis Technologies Ltd.	13,053	144
Semiconductors & Semiconductor Equipment — 0.0%
SunPower Corp., Class B	1,860	22,041
Software — 0.1%
HMH Holdings/EduMedia	47,227	94,454
Total Common Stocks — 0.1%		121,347

Corporate Bonds	Par (000)
Airlines — 0.3%
Air Canada, 9.25%, 8/01/15 (a)	USD	210	201,600
Delta Air Lines, Inc., Series B, 9.75%, 12/17/16		209	213,942
			415,542
Auto Components — 0.8%
Icahn Enterprises LP, 7.75%, 1/15/16		1,105	1,116,050
Capital Markets — 0.0%
E*Trade Financial Corp., 3.99%, 8/31/19 (a)(d)(e)		46	54,970
Chemicals — 1.5%
CF Industries, Inc., 6.88%, 5/01/18		480	544,200
GEO Specialty Chemicals, Inc. (a):
7.50%, 3/31/15 (d)(f)		702	702,101
10.00%, 3/31/15		691	638,768
Wellman Holdings, Inc., Subordinate Note (Third Lien), 5.00%, 1/29/19 (d)(f)		205	145,690
			2,030,759

Corporate Bonds	Par (000)		Value
Commercial Banks — 1.1%
CIT Group, Inc.:
7.00%, 5/01/14	USD	45	$44,837
7.00%, 5/01/15		170	169,150
7.00%, 5/01/16		220	218,900
7.00%, 5/01/17		960	948,000
7.00%, 5/02/17 (a)		150	148,125
			1,529,012
Commercial Services & Supplies — 0.5%
AWAS Aviation Capital Ltd., 7.00%, 10/15/16 (a)		472	455,665
Brickman Group Holdings, Inc., 9.13%, 11/01/18 (a)		280	263,900
			719,565
Consumer Finance — 0.5%
Credit Acceptance Corp., 9.13%, 2/01/17		190	192,375
Inmarsat Finance Plc, 7.38%, 12/01/17 (a)		425	442,000
			634,375
Containers & Packaging — 1.2%
Berry Plastics Corp., 8.25%, 11/15/15		900	927,000
Graphic Packaging International, Inc., 9.50%, 6/15/17		115	125,063
OI European Group BV, 6.88%, 3/31/17	EUR	113	154,208
Smurfit Kappa Acquisitions (a):
7.25%, 11/15/17		175	241,332
7.75%, 11/15/19	USD	160	219,497
			1,667,100
Diversified Financial Services — 1.7%
Ally Financial, Inc., 2.53%, 12/01/14 (b)		1,175	1,101,101
Axcan Intermediate Holdings, Inc., 12.75%, 3/01/16		85	88,612
Reynolds Group DL Escrow, Inc., 8.50%, 10/15/16 (a)		300	306,750
Reynolds Group Issuer, Inc. (a):
8.50%, 10/15/16	EUR	200	278,681
7.13%, 4/15/19	USD	280	265,300
7.88%, 8/15/19		100	99,000
6.88%, 2/15/21		210	195,300
			2,334,744
Diversified Telecommunication Services — 0.6%
ITC Deltacom, Inc., 10.50%, 4/01/16		290	297,250
Qwest Communications International, Inc.:
8.00%, 10/01/15		300	320,250
Series B, 7.50%, 2/15/14		217	219,713
			837,213
Electronic Equipment, Instruments & Components — 0.1%
CDW LLC, 8.00%, 12/15/18 (a)		200	198,000
Health Care Equipment & Supplies — 0.6%
DJO Finance LLC:
10.88%, 11/15/14		645	666,769
7.75%, 4/15/18 (a)		95	88,350
			755,119
Health Care Providers & Services — 1.7%
HCA, Inc.:
6.50%, 2/15/20		615	621,919
7.25%, 9/15/20		255	262,012
7.50%, 2/15/22		720	712,800
Tenet Healthcare Corp.:
9.00%, 5/01/15		95	100,700
8.88%, 7/01/19		545	577,700
			2,275,131
Health Care Technology — 0.8%
IMS Health, Inc., 12.50%, 3/01/18 (a)		980	1,127,000

See Notes to Financial Statements.

44	SEMI-ANNUAL REPORT	AUGUST 31, 2011

Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Hotels, Restaurants & Leisure — 0.9%
Little Traverse Bay Bands of Odawa Indians, 9.00%, 8/31/20 (a)	USD	383	$317,890
MGM Resorts International, 10.38%, 5/15/14		260	285,350
Travelport LLC:
4.95%, 9/01/14 (b)		665	507,062
9.88%, 9/01/14		150	127,875
			1,238,177
IT Services — 0.3%
First Data Corp., 7.38%, 6/15/19 (a)		440	413,600
Independent Power Producers & Energy Traders — 1.4%
Energy Future Holdings Corp., 10.00%, 1/15/20 (a)		500	501,936
Energy Future Intermediate Holding Co. LLC, 10.00%, 12/01/20		1,425	1,437,641
			1,939,577
Industrial Conglomerates — 0.5%
Sequa Corp., 13.50%, 12/01/15 (a)(f)		679	719,387
Media — 3.0%
AMC Networks, Inc., 7.75%, 7/15/21 (a)		120	124,200
CCH II LLC, 13.50%, 11/30/16		550	635,250
CSC Holdings, Inc., 8.50%, 4/15/14		230	248,975
Cengage Learning Acquisitions, Inc., 10.50%, 1/15/15 (a)		340	261,800
Checkout Holding Corp., 10.97%, 11/15/15 (a)(e)		350	206,500
Clear Channel Worldwide Holdings, Inc.:
9.25%, 12/15/17		212	224,720
Series B, 9.25%, 12/15/17		967	1,034,690
NAI Entertainment Holdings LLC, 8.25%, 12/15/17 (a)		330	333,300
UnityMedia Hessen GmbH & Co. KG (FKA UPC Germany GmbH), 8.13%, 12/01/17 (a)		1,000	1,020,000
			4,089,435
Metals & Mining — 0.7%
FMG Resources August 2006 Property Ltd., 7.00%, 11/01/15 (a)		445	443,888
Novelis, Inc., 8.38%, 12/15/17		495	511,087
			954,975
Multiline Retail — 0.2%
Dollar General Corp., 11.88%, 7/15/17 (f)		235	260,263
Oil, Gas & Consumable Fuels — 0.5%
Alpha Natural Resources, Inc.:
6.00%, 6/01/19		225	219,938
6.25%, 6/01/21		350	342,562
Coffeyville Resources LLC, 9.00%, 4/01/15 (a)		144	152,640
			715,140
Paper & Forest Products — 0.2%
Longview Fibre Paper & Packaging, Inc., 8.00%, 6/01/16 (a)		180	178,200
Verso Paper Holdings LLC, Series B, 4.00%, 8/01/14 (b)		180	147,600
			325,800
Pharmaceuticals — 0.4%
Valeant Pharmaceuticals International, 6.50%, 7/15/16 (a)		530	503,500
Professional Services — 0.1%
FTI Consulting, Inc., 6.75%, 10/01/20		95	93,694

Corporate Bonds	Par (000)		Value
Wireless Telecommunication Services — 1.6%
Cricket Communications, Inc., 7.75%, 5/15/16	USD	825	$835,313
Digicel Group Ltd. (a):
9.13%, 1/15/15		399	399,000
8.25%, 9/01/17		265	265,000
iPCS, Inc., 2.38%, 5/01/13 (b)		500	463,750
Nextel Communications, Inc., Series E, 6.88%, 10/31/13		155	154,031
			2,117,094
Total Corporate Bonds — 21.2%			29,065,222

Floating Rate Loan Interests (b)
Aerospace & Defense — 1.7%
DynCorp International, Term Loan, 6.25%, 7/05/16		515	490,356
The SI Organization, Inc., New Tranche B Term Loan, 4.50%, 11/22/16		470	422,550
TransDigm, Inc., Term Loan (First Lien), 4.00%, 2/14/17		945	907,440
Wesco Aircraft Hardware Corp., Term Loan B, 4.25%, 4/07/17		512	494,996
			2,315,342
Airlines — 0.9%
Delta Air Lines, Inc., Credit New Term Loan B, 5.50%, 4/20/17		1,275	1,175,129
Auto Components — 2.5%
Allison Transmission, Inc., Term Loan, 2.96%, 8/07/14		1,961	1,838,449
Autoparts Holdings, Ltd., First Lien Term Loan, 6.50%, 7/28/17		750	735,000
Federal-Mogul Corp.:
Term Loan B, 2.15% – 2.18%, 12/29/14		321	291,083
Term Loan C, 2.15% – 2.18%, 12/28/15		164	148,410
GPX International Tire Corp., Tranche B: (c)(g)
8.37%, 3/31/12		549	—
12.00%, 3/31/12		9	—
UCI International, Inc., Term Loan, 5.50%, 7/26/17		398	386,558
			3,399,500
Automobiles — 0.4%
Ford Motor Co., Tranche B-1 Term Loan, 2.96%, 12/16/13		530	520,934
Biotechnology — 0.3%
Grifols SA, Term Loan B, 6.00%, 6/01/17		410	400,160
Building Products — 3.1%
Armstrong World Industries, Inc., Term Loan B, 4.00%, 3/09/18		623	585,252
CPG International I, Inc., Term Loan B, 6.00%, 2/18/17		945	883,809
Goodman Global, Inc., Initial Term Loan (First Lien), 5.75%, 10/28/16		2,394	2,352,721
Momentive Performance Materials (Blitz 06-103 GmbH), Tranche B-2B Term Loan, 4.79%, 5/05/15	EUR	341	439,940
			4,261,722
Capital Markets — 1.8%
American Capital Ltd., Term Loan B, 7.50%, 12/31/13	USD	261	253,869
HarbourVest Partners, Term Loan (First Lien), 6.25%, 12/14/16		906	878,829
Nuveen Investments, Inc. (First Lien):
Extended Term Loan, 3.25%, 11/13/14		459	424,282
Non-Extended Term Loan, 5.75% – 5.81%, 5/12/17		916	855,804
			2,412,784

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2011	45

Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB)
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)		Value
Chemicals — 6.0%
AZ Chemical Co., LLC, Term Loan B, 4.75%, 11/21/16	USD	257	$247,402
American Rock Salt Holdings LLC, Term Loan B, 5.50%, 4/25/17		718	688,574
Ashland, Inc., Term Loan B, 3.75%, 7/30/18		600	586,608
Chemtura Corp., Exit Term Loan B, 5.50%, 8/27/16		800	782,664
Gentek, Inc., Tranche B Term Loan, 7.00%, 10/06/15		787	734,781
MDI Holdings, LLC (FKA MacDermid, Inc.), Tranche C Term Loan, 3.54%, 4/11/14	EUR	264	361,369
Nexeo Solutions, LLC, Term Loan B, 5.00%, 9/08/17	USD	623	574,080
PQ Corp. (FKA Niagara Acquisition, Inc.), Original Term Facility (First Lien), 3.48% – 3.51%, 7/30/14		765	699,384
Styron Sarl, Term Loan B, 6.00%, 8/02/17		959	881,164
Tronox Worldwide LLC, Exit Term Loan, 7.00%, 10/15/15		1,453	1,436,357
Univar, Inc., Term Loan B, 5.00%, 6/30/17		1,393	1,285,391
			8,277,774
Commercial Services & Supplies — 3.9%
ARAMARK Corp.:
Letter of Credit — 1 Facility, 2.06%, 1/27/14		9	8,436
Letter of Credit — 2 Facility, 3.44%, 7/26/16		13	12,047
US Term Loan, 2.12%, 1/27/14		111	104,717
US Term Loan B, 3.50%, 7/26/16		196	183,178
AWAS Finance Luxembourg Sarl, Term Loan B, 5.25%, 6/10/16		375	360,751
Adesa, Inc. (KAR Holdings, Inc.), Initial Term Loan B, 5.00%, 5/19/17		1,350	1,282,500
Altegrity, Inc. (FKA US Investigations Services, Inc.), Tranche D Term Loan, 7.75%, 2/20/15		930	904,529
Delos Aircraft, Inc., Term Loan B2, 7.00%, 3/17/16		1,000	993,330
Synagro Technologies, Inc., Term Loan (First Lien), 2.21% – 2.23%, 4/02/14		864	749,976
Volume Services America, Inc. (Centerplate), Term Loan B, 10.50% – 10.75%, 9/16/16		521	498,485
West Corp.:
Term Loan B4, 4.50%, 7/15/16		131	123,959
Term Loan B5, 4.50%, 7/15/16		68	64,201
			5,286,109
Communications Equipment — 1.7%
Avaya, Inc.:
Term Loan B, 3.06%, 10/24/14		540	479,930
Term Loan B-3, 4.81%, 10/26/17		1,014	873,494
CommScope, Inc., Term Loan B, 5.00%, 1/14/18		998	957,600
			2,311,024
Construction & Engineering — 1.0%
BakerCorp., Inc., Term Loan B, 5.00%, 6/01/18		430	408,500
Safway Services, LLC, First Out Tranche Loan, 9.00%, 12/16/17		900	900,000
			1,308,500
Consumer Finance — 1.9%
Springleaf Financial Funding Co. (FKA AGFS Funding Co.), Term Loan, 5.50%, 5/10/17		2,800	2,593,500
Containers & Packaging — 0.8%
Anchor Glass Container Corp., Term Loan (First Lien), 6.00%, 3/02/16		133	131,134
Berry Plastics Holding Corp., Term Loan C, 2.21%, 4/03/15		138	122,929
Graham Packaging Co., LP:
Term Loan C, 6.75%, 4/04/14		271	268,429
Term Loan D, 6.00%, 9/23/16		596	589,545
			1,112,037

Floating Rate Loan Interests (b)	Par (000)		Value
Diversified Consumer Services — 3.0%
Coinmach Service Corp., Term Loan, 3.22% – 3.30%, 11/20/14	USD	1,348	$1,172,350
Laureate Education, Extended Term Loan, 5.25%, 8/15/18		2,039	1,800,468
ServiceMaster Co.:
Closing Date Term Loan, 2.69% – 2.76%, 7/24/14		1,109	1,024,820
Delayed Draw Term Loan, 2.72%, 7/24/14		110	102,057
			4,099,695
Diversified Financial Services — 0.5%
Reynolds Group Holdings, Inc., Term Loan E, 6.50%, 2/09/18		698	665,956
Diversified Telecommunication Services — 4.4%
Hawaiian Telcom Communications, Inc., Term Loan, 9.00%, 11/01/15		700	699,125
Integra Telecom Holdings, Inc., Term Loan, 9.25%, 4/15/15		792	745,470
Level 3 Financing, Inc.:
Add on Term Loan, 11.50%, 3/13/14		625	649,481
Incremental Tranche A Term Loan, 2.50%, 3/13/14		1,300	1,201,200
Term Loan B2, 2.50%, 9/03/18		2,000	1,885,000
US Telepacific Corp., Term Loan B, 5.75%, 2/23/17		898	864,308
			6,044,584
Electronic Equipment, Instruments & Components — 2.2%
Aeroflex Inc., Term Loan B, 4.25%, 5/09/18		775	717,518
CDW LLC (FKA CDW Corp.):
Extended Term Loan B, 4.25%, 7/14/17		554	502,377
Non-Extended Term Loan, 3.71%, 10/10/14		728	683,991
Flextronics International Ltd. Delayed Draw:
Term Loan A-2, 2.44%, 10/01/14		24	22,649
Term Loan A-3, 2.47%, 10/01/14		21	19,413
Sensata Technologies Finance Company, LLC, New Term Loan, 4.00%, 5/11/18		1,100	1,057,375
			3,003,323
Energy Equipment & Services — 2.5%
CCS Corporation, Term Loan B, 3.25%, 11/14/14		876	776,520
Dynegy Holdings, Inc.:
Coal Company Term Loan, 9.25%, 8/04/16		371	358,323
Gas Company Term Loan, 9.25%, 8/04/16		679	667,118
MEG Energy Corp., Tranche D Term Loan, 4.00%, 3/16/18		1,750	1,673,437
			3,475,398
Food & Staples Retailing — 1.8%
AB Acquisitions UK Topco 2 Ltd. (FKA Alliance Boots), Facility B1, 3.61%, 7/09/15	GBP	675	942,074
Bolthouse Farms, Inc., Term Loan (First Lien), 5.50% – 5.75%, 2/11/16		285	277,703
US Foodservice, Inc. Term Loan B:
2.71% – 2.72%, 7/03/14	USD	943	844,200
5.75%, 3/31/17		399	371,070
			2,435,047
Food Products — 4.1%
Advance Pierre Foods, Term Loan:
(First Lien), 7.00%, 9/30/16		1,032	998,182
(Second Lien), 11.25%, 9/29/17		600	588,000
Del Monte Corp., Term Loan B, 4.50%, 3/08/18		2,700	2,544,750
Michaels Foods Group, Inc. (FKA M-Foods Holdings, Inc.), Term Loan B, 4.25%, 2/23/18		86	82,154

See Notes to Financial Statements.

46	SEMI-ANNUAL REPORT	AUGUST 31, 2011

Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB)
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)		Par (000)	Value
Food Products (concluded)
Pinnacle Foods Finance LLC, Tranche D Term Loan, 6.00%, 4/02/14	USD	631	$621,894
Solvest, Ltd. (Dole):
Tranche B-1 Term Loan, 5.00% – 6.00%, 7/06/18		301	289,863
Tranche C-1 Term Loan, 5.00% – 6.00%, 7/06/18		559	538,317
			5,663,160
Health Care Equipment & Supplies — 1.6%
Biomet, Inc., Dollar Term Loan, 3.24%, 3/25/15		365	346,385
DJO Finance LLC (FKA ReAble Therapeutics Finance LLC), Term Loan, 3.22%, 5/20/14		498	464,558
Iasis Healthcare LLC, Term Loan, 5.00%, 5/03/18		852	785,544
Immucor, Inc., Term Loan B, 7.25%, 8/17/18		570	549,696
			2,146,183
Health Care Providers & Services — 5.5%
CHS/Community Health Systems, Inc.:
Extended Term Loan B, 3.72% – 3.82%, 1/25/17		90	82,238
Non-Extended Delayed Draw Term Loan, 2.47% – 2.57%, 7/25/14		45	41,966
Non-Extended Term Loan, 2.47% – 2.57%, 7/25/14		841	779,433
ConvaTec, Inc., Dollar Term Loan, 5.75%, 12/22/16		697	657,029
DaVita, Inc., Term Loan B, 4.50%, 10/20/16		896	868,635
Emergency Medical Services, Term Loan, 5.25%, 5/25/18		1,052	973,331
HCA, Inc.:
Tranche B-1 Term Loan, 3.50%, 5/01/18		311	291,390
Tranche B-2 Term Loan, 3.50%, 3/31/17		368	346,271
Harden Healthcare, Inc.:
Tranche A Additional Term Loan, 7.75%, 3/02/15		608	596,182
Tranche A Term Loan, 8.50%, 3/02/15		346	339,127
inVentiv Health, Inc. (FKA Ventive Health, Inc.):
Incremental Term Loan B3, 6.75%, 5/15/18		400	376,000
Term Loan B, 6.50%, 8/04/16		948	894,172
Medpace, Inc., Term Loan, 6.50%, 6/22/17		650	617,500
Renal Advantage Holdings, Inc., Tranche B Term Loan, 5.75%, 12/16/16		697	681,992
			7,545,266
Health Care Technology — 0.7%
IMS Health, Inc., Tranche B Dollar Term Loan, 4.50%, 8/25/17		640	614,169
MedAssets, Inc., Term Loan B, 5.25%, 11/16/16		428	405,379
			1,019,548
Hotels, Restaurants & Leisure — 7.7%
Ameristar Casinos, Inc., Term Loan B, 4.00%, 4/13/18		798	766,080
Caesars Entertainment Operating Co.:
Incremental Term Loan B-4, 9.50%, 10/31/16		398	397,152
Term Loan B-1, 3.22% – 3.25%, 1/28/15		128	110,367
Term Loan B-2, 3.22% – 3.25%, 1/28/15		165	142,157
Term Loan B-3, 3.24% – 3.25%, 1/28/15		2,964	2,551,880
Dunkin’ Brands, Inc., New Term Loan B, 4.00%, 11/23/17		1,144	1,098,572
Golden Living, Term Loan, 5.00%, 5/04/18		935	829,812
Las Vegas Sands LLC:
Delayed Draw Term Loan, 1.72%, 5/23/14		111	103,087
Term Loan B, 1.72%, 5/23/14		439	408,907
Penn National Gaming, Inc., Term Loan B, 3.75%, 7/16/18		175	170,187
Seaworld Parks & Entertainment, Inc. (FKA SW Acquisitions Co., Inc.), Term Loan B, 4.00%, 8/17/17		932	899,131
Six Flags Theme Parks, Inc., Tranche B Term Loan (First Lien), 5.25%, 6/30/16		833	812,511

Floating Rate Loan Interests (b)	Par (000)		Value
Hotels, Restaurants & Leisure (concluded)
Twin River Worldwide Holdings, Inc., Term Loan, 7.75%, 11/05/15	USD	429	$425,534
VML US Finance LLC (FKA Venetian Macau):
New Project Term Loan, 4.73%, 5/27/13		318	314,743
Term B Delayed Draw Project Loan, 4.73%, 5/25/12		521	515,575
Term B Funded Project Loan, 4.73%, 5/27/13		1,011	998,288
			10,543,983
Household Durables — 0.0%
Visant Corp. (FKA Jostens), Tranche B Term Loan, 5.25%, 12/22/16		24	22,200
IT Services — 4.8%
Ceridian Corp., US Term Loan, 3.22%, 11/10/14		1,095	936,456
First Data Corp.:
Initial B-1 Term Loan, 2.97%, 9/24/14		137	120,278
Initial B-2 Loan B, 4.22%, 3/23/18		3,438	2,878,608
Initial B-3 Term Loan, 2.97%, 9/24/14		78	68,902
infoGROUP, Inc., Term Loan, 5.75%, 5/22/18		377	345,614
iPayment, Inc., Term Loan B, 5.75%, 5/08/17		601	568,539
TransUnion LLC, Replacement Term Loan, 4.75%, 2/12/18		1,738	1,648,036
			6,566,433
Independent Power Producers & Energy Traders — 3.6%
AES Corp., Term Loan B, 4.25%, 6/01/18		998	958,099
Calpine Corp., Term Loan B, 4.50%, 4/02/18		1,994	1,838,344
Texas Competitive Electric Holdings Co., LLC (TXU), Extended Term Loan, 4.71% – 4.77%, 10/10/17		2,910	2,136,409
			4,932,852
Industrial Conglomerates — 2.1%
Sequa Corp., Term Loan, 3.50% – 3.51%, 12/03/14		1,671	1,561,243
Tomkins Plc, Term Loan B, 4.25%, 9/29/16		1,366	1,314,944
			2,876,187
Insurance — 0.7%
CNO Financial Group, Inc., Term Loan, 6.25%, 9/30/16		1,009	985,993
Machinery — 0.8%
Navistar Financial Corp., Term Loan B, 4.50%, 12/16/12		422	410,181
Terex Corp.:
Term Loan, 6.03%, 4/28/17	EUR	70	97,539
Term Loan B, 5.50%, 4/28/17	USD	550	539,000
			1,046,720
Marine — 0.3%
Horizon Lines, LLC:
Revolving Loan, 0.50% – 6.50%, 8/08/12	EUR	285	278,310
Term Loan A, 6.25%, 8/08/12		120	115,927
			394,237
Media — 18.4%
AMC Networks, Inc., Term Loan B, 4.00%, 12/31/18	USD	900	867,375
Acosta, Inc., Term Loan, 4.75%, 3/01/18		1,062	1,001,922
Affinion Group, Inc., Tranche B Term Loan, 5.00%, 10/10/16		814	733,223
Atlantic Broadband Finance, LLC, Term Loan B, 4.00%, 3/08/16		519	490,787
Bresnan Telecommunications Co. LLC, Term Loan B, 4.50%, 12/14/17		1,592	1,519,230
Capsugel Healthcare Ltd., Term Loan, 5.25%, 8/01/18		700	676,200
Catalina Marketing Corp., Term Loan B, 2.97%, 10/01/14		125	114,312

See Notes to Financial Statements.

	SEMI-ANNUAL REPORT	AUGUST 31, 2011	47

Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB)
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)		Value
Media (concluded)
Cengage Learning Acquisitions, Inc. (FKA Thomson Learning):
Term Loan, 2.50%, 7/03/14	USD	1,025	$847,696
Tranche 1 Incremental Term Loan, 7.50%, 7/03/14		497	474,380
Charter Communications Operating, LLC:
Term Loan B, 7.25%, 3/06/14		14	14,385
Term Loan C, 3.50%, 9/06/16		1,436	1,367,001
Clarke American Corp., Term Facility B, 2.72% – 2.75%, 6/30/14		530	439,985
Clear Channel Communications, Inc., Term Loan B, 3.87%, 1/28/16		1,145	856,964
Cumulus Media, Inc., Term Loan, 6.75%, 8/30/18		700	655,375
Getty Images, Inc., Initial Term Loan, 5.25%, 11/07/16		258	252,314
Gray Television, Inc., Term Loan B, 3.71%, 12/31/14		643	588,419
HMH Publishing Co., Ltd., Tranche A Term Loan, 6.21%, 6/12/14		741	595,858
Hubbard Broadcasting, Term Loan (Second Lien), 5.25%, 4/28/17		500	475,835
Intelsat Jackson Holdings S.A. (FKA Intelsat Jackson Holdings, Ltd.), Tranche B Term Loan, 5.25%, 4/02/18		3,491	3,342,872
Interactive Data Corp., Term Loan, 4.50%, 2/12/18		1,546	1,462,062
Knology, Inc., Term Loan B, 4.00%, 8/18/17		347	328,258
Lavena Holding 3 GmbH (Prosiebensat.1 Media AG), Facility B1, 4.20%, 3/06/15	EUR	304	338,575
Mediacom Illinois, LLC (FKA Mediacom Communications, LLC), Tranche D Term Loan, 5.50%, 3/31/17	USD	491	469,144
Newsday LLC, Fixed Rate Term Loan, 10.50%, 8/01/13		1,325	1,368,062
Nielsen Finance LLC, Class B Dollar Term Loan, 3.95%, 5/02/16		731	687,557
Sinclair Television Group, Inc., New Tranche B Term Loan, 4.00%, 10/28/16		508	499,999
Sunshine Acquisition Ltd. (FKA HIT Entertainment), Term Facility, 5.51%, 6/01/12		1,012	972,874
UPC Broadband Holding B.V., Term U, 5.44%, 12/31/17	EUR	1,210	1,625,655
Univision Communications, Inc., Extended First Lien Term Loan, 4.47%, 3/31/17		941	809,370
WC Luxco Sarl, New Term Loan B3, 4.25%, 3/15/18	USD	251	240,612
Weather Channel, Term Loan B, 4.25%, 2/13/17		1,202	1,157,561
			25,273,862
Metals & Mining — 2.8%
Novelis, Inc., Term Loan, 3.75%, 3/10/17		1,522	1,437,742
SunCoke Energy, Inc., Term Loan B, 4.00%, 7/26/18		500	475,000
Walter Energy, Inc., Term Loan B, 4.00%, 4/02/18		2,063	1,970,452
			3,883,194
Multi-Utilities — 0.1%
FirstLight Power Resources, Inc. (FKA NE Energy, Inc.), Term B Advance (First Lien), 2.75%, 11/01/13		174	164,529
Multiline Retail — 0.7%
Dollar General Corp., Tranche B-2 Term Loan, 2.96% – 2.97%,7/07/14		360	349,596
Hema Holding BV:
Facility B, 3.43%, 7/06/15	EUR	205	274,466
Facility C, 4.18%, 7/05/16		205	275,942
			900,004
Floating Rate Loan Interests (b)	Par (000)		Value
Oil, Gas & Consumable Fuels — 2.1%
EquiPower Resources Holdings, LLC, Term Loan B, 5.75%, 1/26/18	USD	848	$812,900
Gibson Energy, Term Loan B, 5.75%, 6/14/18		950	897,750
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15		1,176	1,163,820
			2,874,470
Paper & Forest Products — 1.3%
Georgia-Pacific LLC, Term Loan B, 2.32%, 12/21/12		614	609,160
Verso Paper Finance Holdings LLC, Term Loan, 6.51% – 7.26%, 2/01/13 (f)		1,419	1,220,615
			1,829,775
Pharmaceuticals — 2.5%
Axcan Pharma, Inc., Term Loan B, 5.50%, 2/10/17		1,144	1,032,113
Endo Pharmaceuticals Holdings, Inc., Term Loan B, 4.00%, 6/18/18		700	684,691
Quinteles Transnational Corp., Term Loan, 5.00%, 6/08/18		680	630,700
RPI Finance Trust, Term Loan Tranche 2, 4.00%, 5/09/18		500	485,000
Warner Chilcott Corp.:
Term Loan B-1, 4.25%, 3/15/18		365	349,526
Term Loan B-2, 4.25%, 3/15/18		182	174,991
			3,357,021
Professional Services — 1.0%
Booz Allen Hamilton, Inc., Tranche B Term Loan, 4.00%, 8/03/17		612	598,983
Fifth Third Processing Solutions, LLC, Term Loan B (First Lien), 4.50%, 11/03/16		796	766,656
			1,365,639
Real Estate Investment Trusts (REITs) — 0.8%
iStar Financial, Inc., Term Loan, (Second Lien), 5.00%, 6/28/13		1,179	1,145,821
Real Estate Management & Development — 1.8%
Mattamy Funding Partnership, Term Loan, 2.56%, 4/11/13		227	213,385
Realogy Corp.:
Delayed Draw Term Loan, 3.27%, 10/10/13		853	753,011
Extended Synthetic Letter of Credit Loan, 4.44%, 10/10/16		74	60,868
Extended Term Loan B, 4.52%, 10/10/16		1,447	1,191,345
Letter of Credit, 3.19%, 10/10/13		35	30,603
Term Loan, 3.27%, 10/10/13		275	242,972
			2,492,184
Road & Rail — 0.3%
The Hertz Corp., Term Loan B, 3.75%, 3/09/18		449	425,309
Semiconductors & Semiconductor Equipment — 0.7%
Freescale Semiconductor, Inc., Extended Maturity Term Loan, 4.44%, 12/01/16		465	422,798
Microsemi Corp., Term Loan B, 4.00%, 11/02/17		547	522,170
			944,968
Software — 0.6%
Rovi Solution Corp., Tranche B, Term Loan, 4.00%, 2/07/18		549	527,596
Vertafore, Inc., Term Loan B, 5.25%, 7/29/16		358	340,738
			868,334
Specialty Retail — 4.8%
Academy Ltd., Term Loan, 6.00%, 8/03/18		900	854,325
Burlington Coat Factory Warehouse Corp., Term Loan B, 6.25%, 2/23/17		469	442,091
General Nutrition Centers, Inc., Term Loan B, 4.25%, 3/02/18		1,275	1,203,281

See Notes to Financial Statements.

48	SEMI-ANNUAL REPORT	AUGUST 31, 2011

Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB)
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)			Value
Specialty Retail (concluded)
J. Crew Group, Inc., Term Loan B, 4.75%, 3/07/18	USD	434		$386,455
Jo-Ann Stores, Inc., Term Loan B, 4.75%, 3/16/18		374		347,588
Michaels Stores, Inc.:
Term Loan B-1, 2.50%, 10/31/13		392		370,491
Term Loan B-2, 4.75%, 7/31/16		711		669,049
Petco Animal Supplies, Inc., Term Loan B, 4.50%, 11/24/17		1,238		1,163,250
Toys ‘R’ Us Delaware, Inc.:
Initial Loan, 6.00%, 9/01/16		926		867,755
Term Loan, 5.25%, 5/25/18		299		277,803
				6,582,088
Wireless Telecommunication Services — 1.5%
MetroPCS Wireless, Inc.:
Extended Term Loan B, 4.07%, 11/04/16		479		447,761
Term Loan B, 4.00%, 3/16/18		249		233,050
Vodafone Americas Finance 2, Inc.:
Initial Loan, 6.88%, 8/11/15		1,070		1,075,678
PIK Term Loan B, 6.25%, 7/11/16		300		301,500
				2,057,989
Total Floating Rate Loan Interests — 111.7%				153,006,467

Other Interests (h)	Beneficial Interest (000)
Auto Components — 0.7%
Delphi Debtor-in-Possession Holding Co. LLP, Class B Membership Interests (c)		—	(i)	950,363
Diversified Financial Services — 0.2%
FRB JGW SPV, LLC (J.G. Wentworth, LLC Preferred Equity Interests) (c)(j)		—	(i)	325,070
Total Other Interests — 0.9%				1,275,433

Warrants (k)	Shares
Software — 0.0%
HMH Holdings/EduMedia (Expires 3/09/17)		5,330		—
Total Warrants — 0.0%				—
Total Long-Term Investments (Cost — $198,471,320) — 137.2%				187,954,288

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.07% (l)(m)		3,303,074		3,303,074
Total Short-Term Securities (Cost — $3,303,074) — 2.4%				3,303,074

Options Purchased	Contracts			Value
Over-the-Counter Call Options — 0.0%
Marsico Parent Superholdco LLC, Strike Price USD 942.86, Expires 12/21/19, Broker Goldman Sachs Bank USA		11		—
Total Options Purchased (Cost — $10,756) — 0.0%				—
Total Investments (Cost — $201,785,150*) — 139.6%				191,257,362
Liabilities in Excess of Other Assets — (39.6)%				(54,238,996)
Net Assets — 100.0%				$137,018,366

*	The cost and unrealized appreciation (depreciation) of investments as of August 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$201,107,274
Gross unrealized appreciation	$2,073,939
Gross unrealized depreciation	(11,923,851)
Net unrealized depreciation	$(9,849,912)

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Non-income producing security.

(d)	Convertible security.

(e)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(f)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(g)	Issuer filed for bankruptcy and/or is in default of interest payments.

(h)	Other interests represent beneficial interest in liquidation trusts and other reorganization or private entities.

(i)	Amount is less than $500.

(j)	The investment is held by a wholly owned subsidiary of the Fund.

(k)

Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(l)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at February 28, 2011	Net Activity	Shares Held at August 31, 2011	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	2,714,267	588,807	3,303,074	$2,165

(m)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2011	49

Schedule of Investments (concluded)	BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB)

•	Foreign currency exchange contracts as of August 31, 2011 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	1,000,000	USD	1,016,913	Citibank NA	10/07/11	$3,370
CAD	162,863	USD	165,000	Deutsche Bank AG	10/07/11	1,182
USD	1,158,990	CAD	1,146,000	Citibank NA	10/07/11	(10,255)
USD	217,325	GBP	135,000	Citibank NA	10/07/11	(1,735)
USD	600,798	GBP	376,000	Royal Bank	10/07/11	(9,325)
				of Scotland
EUR	110,600	USD	158,446	Citibank NA	10/26/11	326
EUR	145,000	USD	206,372	Deutsche Bank AG	10/26/11	1,783
USD	3,741,618	EUR	2,610,000	Citibank NA	10/26/11	(5,187)
USD	295,736	EUR	205,000	UBS AG	10/26/11	1,447
USD	565,178	EUR	395,000	Morgan Stanley	10/26/11	(1,867)
USD	99,645	EUR	70,000	Citibank NA	10/26/11	(844)
Total						$(21,105)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized in three broad levels for financial statement purposes as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of August 31, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$1,537,282	$2,948,537	$4,485,819
Common Stocks	$22,185	—	99,162	121,347
Corporate Bonds	—	27,260,773	1,804,449	29,065,222
Floating Rate
Loan interests	—	140,689,485	12,316,982	153,006,467
Other Interests	—	950,363	325,070	1,275,433
Short-Term Securities	3,303,074	—	—	3,303,074
Liabilities:
Unfunded Loan Commitments	—	(48,248)	—	(48,248)
Total	$3,325,259	$170,389,655	$17,494,200	$191,209,114

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial
Instruments[1]
Assets:
Foreign currency exchange contracts	—	$8,108	—	$8,108
Liabilities:
Foreign currency exchange contracts	—	(29,213)	—	(29,213)
Total	—	$(21,105)	—	$(21,105)

[1]	Derivative financial instruments are foreign currency exchange contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Unfunded Loan Commitments Assets	Unfunded Loan Commitments (Liabilities)	Total
Assets/Liabilities:
Balance, as of February 28, 2011	$4,537,295	$240,264	$1,839,313	$20,965,976	$299,336	$2,079	$(5,523)	$27,878,740
Accrued discounts/premiums	27,075	—	26,477	64,533	—	—	—	118,085
Net realized gain (loss)	5,891	—	9,404	126,679	—	—	—	141,974
Net change in unrealized appreciation/depreciation[2]	(237,314)	(141,102)	36,152	(561,226)	25,734	(2,079)	4,604	(875,231)
Purchases	—	—	5,005	5,855,248	—	—	—	5,860,253
Sales	(944,410)	—	(111,902)	(9,519,383)	—	—	—	(10,575,695)
Transfers in3	—	—	—	1,536,422	—	—	919	1,537,341
Transfers out[3]	(440,000)	—	—	(6,151,267)	—	—	—	(6,591,267)
Balance, as of August 31, 2011	$2,948,537	$99,162	$1,804,449	$12,316,982	$325,070	—	—	$17,494,200

[2]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held on August 31, 2011 was $(779,472).

[3]	The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the period in relation to net assets.

See Notes to Financial Statements.

50	SEMI-ANNUAL REPORT	AUGUST 31, 2011

Schedule of Investments August 31, 2011 (Unaudited)	BlackRock Senior High Income Fund, Inc. (ARK)
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
Asset-Backed Securities — 2.0%
ARES CLO Funds, Series 2005-10A, Class B, 0.64%, 9/18/17 (a)(b)	USD	500	$445,535
CSAM Funding, Series 2A, Class B1, 7.05%, 10/15/16		500	475,950
Canaras Summit CLO Ltd., Series 2007-1A, Class B, 0.73%, 6/19/21 (a)(b)		635	509,492
Frankin CLO Ltd., Series 6A, Class B, 0.72%, 8/09/19 (a)(b)		810	695,466
Gannett Peak CLO Ltd., Series 2006-1X, Class A2, 0.61%, 10/27/20 (b)		495	370,013
Greyrock CDO Ltd., Series 2005-1X, Class A2L, 0.71%, 11/15/17 (b)		1,025	883,652
Portola CLO Ltd., Series 2007-1X, Class B1, 1.74%, 11/15/21 (b)		645	574,953
T2 Income Fund CLO Ltd., Series 2007-1A, Class B, 0.85%, 7/15/19 (a)(b)		560	500,192
Total Asset-Backed Securities — 2.0%			4,455,253

Common Stocks (c)	Shares
Capital Markets — 0.1%
E*Trade Financial Corp.	27,100	334,956
Chemicals — 0.0%
GEO Specialty Chemicals, Inc.	142,466	54,693
Wellman Holdings, Inc.	1,557	5,060
Wellman, Inc. (acquired 1/30/09, cost $822) (d)	3,574	11,616
		71,369
Containers & Packaging — 0.1%
Smurfit Kappa Plc	18,171	144,008
Diversified Financial Services — 0.0%
Leucadia National Corp.	722	21,393
Metals & Mining — 0.1%
Euramax International	935	261,772
Paper & Forest Products — 0.6%
Ainsworth Lumber Co. Ltd.	190,634	389,327
Ainsworth Lumber Co. Ltd. (a)	421,556	860,933
		1,250,260
Software — 0.1%
HMH Holdings/EduMedia	75,676	151,352
Total Common Stocks — 1.0%		2,235,110

Corporate Bonds	Par (000)
Aerospace & Defense — 0.8%
Bombardier, Inc., 7.75%, 3/15/20 (a)	USD	900	983,250
Kratos Defense & Security Solutions, Inc., 10.00%, 6/01/17		692	711,030
			1,694,280
Airlines — 0.7%
Air Canada, 9.25%, 8/01/15 (a)		590	566,400
Delta Air Lines, Inc., Series B, 9.75%, 12/17/16		348	356,571
United Air Lines, Inc., 12.75%, 7/15/12		589	615,764
			1,538,735

Corporate Bonds	Par (000)		Value
Auto Components — 1.6%
Delphi Corp., 6.13%, 5/15/21 (a)	USD	290	$279,850
Icahn Enterprises LP:
7.75%, 1/15/16		160	161,600
8.00%, 1/15/18		2,690	2,716,900
Titan International, Inc., 7.88%, 10/01/17		490	514,500
Venture Holdings Co. LLC (c)(e):
12.00%, 6/01/09		700	70
Series B, 9.50%, 7/01/05		3,325	332
			3,673,252
Biotechnology — 0.1%
QHP Pharma, 10.25%, 3/15/15 (a)		149	151,349
Building Products — 0.4%
Building Materials Corp. of America (a):
7.00%, 2/15/20		485	485,000
6.75%, 5/01/21		410	392,575
			877,575
Capital Markets — 0.8%
American Capital Ltd., 7.96%, 12/31/13 (f)		600	595,788
E*Trade Financial Corp., 12.50%, 11/30/17 (a)(g)(h)		755	868,250
KKR Group Finance Co., 6.38%, 9/29/20 (a)		280	297,907
			1,761,945
Chemicals — 4.7%
American Pacific Corp., 9.00%, 2/01/15		610	599,325
American Rock Salt Co. LLC, 8.25%, 5/01/18 (a)		116	107,590
Celanese US Holdings LLC, 5.88%, 6/15/21		300	300,750
GEO Specialty Chemicals, Inc. (a):
7.50%, 3/31/15 (g)(i)		1,869	1,868,623
10.00%, 3/31/15		1,839	1,700,816
Hexion U.S. Finance Corp., 8.88%, 2/01/18		345	322,575
Huntsman International LLC, 8.63%, 3/15/21		150	156,563
Kinove German Bondco GmbH, 9.63%, 6/15/18 (a)		400	384,000
Omnova Solutions, Inc., 7.88%, 11/01/18		350	307,125
OXEA Finance/Cy SCA, 9.50%, 7/15/17 (a)		240	237,600
Wellman Holdings, Inc., Subordinate Note (g):
(Second Lien), 10.00%, 1/29/19		2,383	3,312,370
(Third Lien), 5.00%, 1/29/19 (i)		1,765	1,253,274
			10,550,611
Commercial Banks — 1.9%
CIT Group, Inc.:
7.00%, 5/01/14		139	140,115
7.00%, 5/01/15		450	447,750
7.00%, 5/01/16		640	636,800
7.00%, 5/01/17		2,571	2,538,863
7.00%, 5/02/17 (a)		400	395,000
			4,158,528
Commercial Services & Supplies — 1.3%
ARAMARK Corp., 8.50%, 2/01/15		440	454,300
AWAS Aviation Capital Ltd., 7.00%, 10/15/16 (a)		556	536,509
Brickman Group Holdings, Inc., 9.13%, 11/01/18 (a)		455	428,837
The Geo Group, Inc., 7.75%, 10/15/17		450	472,500
Mobile Mini, Inc., 7.88%, 12/01/20		335	325,788
RSC Equipment Rental, Inc., 10.00%, 7/15/17 (a)		550	591,250
West Corp., 8.63%, 10/01/18		165	160,875
			2,970,059
Communications Equipment — 0.2%
Avaya, Inc., 7.00%, 4/01/19 (a)		200	180,000
EH Holding Corp., 6.50%, 6/15/19 (a)		320	320,000
			500,000

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2011	51

Schedule of Investments (continued)	BlackRock Senior High Income Fund, Inc. (ARK)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Consumer Finance — 0.9%
Credit Acceptance Corp., 9.13%, 2/01/17	USD	300	$303,750
Ford Motor Credit Co. LLC:
3.00%, 1/13/12 (b)		1,340	1,340,027
7.00%, 4/15/15		140	149,450
6.63%, 8/15/17		300	314,068
			2,107,295
Containers & Packaging — 0.7%
Ball Corp., 6.75%, 9/15/20		325	341,250
Berry Plastics Corp., 8.25%, 11/15/15		1,100	1,133,000
Graphic Packaging International, Inc., 9.50%, 6/15/17		185	201,187
			1,675,437
Diversified Financial Services — 3.4%
Ally Financial, Inc.:
8.30%, 2/12/15		3,670	3,853,500
8.00%, 11/01/31		480	461,727
Axcan Intermediate Holdings, Inc., 12.75%, 3/01/16		350	364,875
Reynolds Group DL Escrow, Inc., 8.75%, 10/15/16 (a)		850	869,125
Reynolds Group Issuer, Inc. (a):
7.13%, 4/15/19		560	530,600
7.88%, 8/15/19		320	316,800
6.88%, 2/15/21		480	446,400
8.25%, 2/15/21		930	783,525
WMG Acquisition Corp., 9.50%, 6/15/16 (a)		105	107,100
			7,733,652
Diversified Telecommunication Services — 0.4%
ITC Deltacom, Inc., 10.50%, 4/01/16		520	533,000
Qwest Communications International, Inc., Series B, 7.50%, 2/15/14		180	182,250
tw telecom Holdings, Inc., 8.00%, 3/01/18		170	175,100
			890,350
Electric Utilities — 0.2%
IPALCO Enterprises, Inc., 7.25%, 4/01/16 (a)		405	434,065
Electronic Equipment, Instruments & Components — 0.1%
CDW LLC, 8.00%, 12/15/18 (a)		320	316,800
Energy Equipment & Services — 0.8%
Frac Tech Services LLC, 7.13%, 11/15/18 (a)		625	646,875
Key Energy Services, Inc., 6.75%, 3/01/21		380	372,400
MEG Energy Corp., 6.50%, 3/15/21 (a)		490	490,000
Oil States International, Inc., 6.50%, 6/01/19 (a)		175	175,000
SunCoke Energy, Inc., 7.63%, 8/01/19 (a)		100	98,250
			1,782,525
Food Products — 0.2%
Blue Merger Sub, Inc., 7.63%, 2/15/19 (a)		480	476,400
JBS USA LLC, 7.25%, 6/01/21 (a)		75	68,156
			544,556
Gas Utilities — 0.1%
Targa Resources Partners LP, 6.88%, 2/01/21 (a)		250	247,500
Health Care Equipment & Supplies — 0.4%
DJO Finance LLC:
10.88%, 11/15/14		670	692,613
7.75%, 4/15/18 (a)		30	27,900
Teleflex, Inc., 6.88%, 6/01/19		250	248,125
			968,638

Corporate Bonds	Par (000)		Value
Health Care Providers & Services — 3.0%
Aviv Healthcare Properties LP, 7.75%, 2/15/19	USD	235	$233,825
HCA, Inc.:
8.50%, 4/15/19		65	70,850
6.50%, 2/15/20		990	1,001,137
7.88%, 2/15/20		1,924	2,039,440
7.25%, 9/15/20		525	539,437
inVentiv Health, Inc., 10.00%, 8/15/18 (a)		45	40,613
Omnicare, Inc., 6.88%, 12/15/15		555	566,100
Tenet Healthcare Corp.:
10.00%, 5/01/18		430	473,000
8.88%, 7/01/19		1,680	1,780,800
			6,745,202
Health Care Technology — 1.0%
IMS Health, Inc., 12.50%, 3/01/18 (a)		1,730	1,989,500
MedAssets, Inc., 8.00%, 11/15/18 (a)		325	313,625
			2,303,125
Hotels, Restaurants & Leisure — 1.1%
Diamond Resorts Corp., 12.00%, 8/15/18		540	523,800
Little Traverse Bay Bands of Odawa Indians, 9.00%, 8/31/20 (a)		282	234,060
MGM Resorts International:
10.38%, 5/15/14		720	790,200
11.13%, 11/15/17		750	836,250
Tropicana Entertainment LLC, Series WI, 9.63%, 12/15/14 (c)(e)		220	22
			2,384,332
Household Durables — 1.1%
Beazer Homes USA, Inc., 12.00%, 10/15/17		1,000	1,015,000
Jarden Corp., 7.50%, 5/01/17		435	444,787
Standard Pacific Corp.:
8.38%, 5/15/18		145	127,238
8.38%, 1/15/21		1,100	946,000
			2,533,025
IT Services — 0.7%
First Data Corp. (a):
7.38%, 6/15/19		805	756,700
8.25%, 1/15/21		501	428,355
12.63%, 1/15/21		333	314,685
			1,499,740
Independent Power Producers & Energy Traders — 2.4%
AES Corp.:
7.75%, 10/15/15		155	162,750
9.75%, 4/15/16		674	744,770
7.38%, 7/01/21 (a)		215	217,150
Calpine Corp., 7.50%, 2/15/21 (a)		370	373,700
Energy Future Holdings Corp., 10.00%, 1/15/20		1,065	1,069,123
Energy Future Intermediate Holding Co. LLC, 10.00%, 12/01/20		2,135	2,153,939
NRG Energy, Inc., 7.63%, 1/15/18 (a)		770	762,300
			5,483,732
Industrial Conglomerates — 1.6%
Sequa Corp. (a):
11.75%, 12/01/15		1,430	1,487,200
13.50%, 12/01/15 (i)		1,930	2,045,776
			3,532,976
Insurance — 0.6%
CNO Financial Group, Inc., 9.00%, 1/15/18 (a)		851	885,040
Genworth Financial, Inc., 7.63%, 9/24/21		370	328,386
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (a)		220	211,200
			1,424,626

See Notes to Financial Statements.

52	SEMI-ANNUAL REPORT	AUGUST 31, 2011

Schedule of Investments (continued)	BlackRock Senior High Income Fund, Inc. (ARK)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Machinery — 0.1%
Navistar International Corp., 8.25%, 11/01/21	USD	220	$227,700
Media — 7.8%
AMC Networks, Inc., 7.75%, 7/15/21 (a)		190	196,650
CCH II LLC, 13.50%, 11/30/16		1,700	1,963,500
CCO Holdings LLC:
7.25%, 10/30/17		260	268,125
7.88%, 4/30/18		565	587,600
CSC Holdings, Inc., 8.50%, 4/15/14		390	422,175
Checkout Holding Corp., 10.97%, 11/15/15 (a)(h)		570	336,300
Clear Channel Worldwide Holdings, Inc.:
9.25%, 12/15/17		340	360,400
Series B, 9.25%, 12/15/17		4,526	4,842,820
DISH DBS Corp.:
7.00%, 10/01/13		850	891,437
6.63%, 10/01/14		750	774,375
6.75%, 6/01/21 (a)		270	272,025
Interactive Data Corp., 10.25%, 8/01/18		900	954,000
Kabel BW Erste Beteiligungs GmbH, 7.50%, 3/15/19 (a)		540	531,900
NAI Entertainment Holdings LLC, 8.25%, 12/15/17 (a)		530	535,300
Nielsen Finance LLC:
11.63%, 2/01/14		636	720,270
7.75%, 10/15/18		640	660,800
ProQuest LLC, 9.00%, 10/15/18 (a)		220	215,600
Regal Entertainment Group, 9.13%, 8/15/18		290	292,900
Unitymedia Hessen GmbH & Co. KG (FKA UPC Germany Gmbh), 8.13%, 12/01/17 (a)		1,500	1,530,000
Virgin Media Secured Finance Plc, 6.50%, 1/15/18		1,250	1,331,250
			17,687,427
Metals & Mining — 1.7%
Drummond Co., Inc., 9.00%, 10/15/14 (a)		233	238,243
FMG Resources August 2006 Property Ltd., 7.00%, 11/01/15 (a)		1,080	1,077,300
JMC Steel Group, 8.25%, 3/15/18 (a)		170	166,175
Novelis, Inc., 8.75%, 12/15/20		2,015	2,120,787
RathGibson, Inc., 11.25%, 2/15/14 (c)(e)		2,175	109
Vulcan Materials Co., 7.50%, 6/15/21		194	191,073
			3,793,687
Multiline Retail — 0.5%
Dollar General Corp., 11.88%, 7/15/17 (i)		948	1,049,910
Oil, Gas & Consumable Fuels — 6.9%
Alpha Natural Resources, Inc.:
6.00%, 6/01/19		135	131,962
6.25%, 6/01/21		425	415,969
Arch Coal, Inc.:
7.00%, 6/15/19 (a)		115	113,275
7.25%, 10/01/20		368	362,480
7.25%, 6/15/21 (a)		360	354,600
Chesapeake Energy Corp.:
6.63%, 8/15/20		1,122	1,172,490
6.13%, 2/15/21		690	700,350
Coffeyville Resources LLC, 9.00%, 4/01/15 (a)		240	254,400
Consol Energy, Inc.:
8.25%, 4/01/20		900	967,500
6.38%, 3/01/21 (a)		230	228,275
Crosstex Energy LP, 8.88%, 2/15/18		55	56,925
Denbury Resources, Inc.:
8.25%, 2/15/20		351	369,866
6.38%, 8/15/21		295	289,100

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (concluded)
El Paso Corp., 7.00%, 6/15/17	USD	825	$916,836
Energy XXI Gulf Coast, Inc., 7.75%, 6/15/19		665	625,100
Forest Oil Corp., 8.50%, 2/15/14		220	235,400
Hilcorp Energy I LP, 7.63%, 4/15/21 (a)		1,140	1,151,400
Linn Energy LLC:
8.63%, 4/15/20 (a)		580	620,600
7.75%, 2/01/21		1,025	1,045,500
Niska Gas Storage US LLC, 8.88%, 3/15/18		815	823,150
OGX Petroleo e Gas Participações SA, 8.50%, 6/01/18 (a)		1,595	1,598,987
Oasis Petroleum, Inc., 7.25%, 2/01/19 (a)		170	166,600
Petrohawk Energy Corp.:
10.50%, 8/01/14		310	350,300
7.88%, 6/01/15		415	448,200
7.25%, 8/15/18		275	320,719
6.25%, 6/01/19 (a)		480	558,000
Plains Exploration & Production Co., 7.75%, 6/15/15		275	283,250
Range Resources Corp., 5.75%, 6/01/21		645	648,225
SandRidge Energy, Inc., 7.50%, 3/15/21 (a)		435	424,125
			15,633,584
Paper & Forest Products — 1.8%
Ainsworth Lumber Co. Ltd., 11.00%, 7/29/15 (a)(i)		1,425	997,380
Clearwater Paper Corp., 10.63%, 6/15/16		365	399,675
Georgia-Pacific LLC, 8.25%, 5/01/16 (a)		1,630	1,861,473
Longview Fibre Paper & Packaging, Inc., 8.00%, 6/01/16 (a)		145	143,550
Verso Paper Holdings LLC:
11.50%, 7/01/14		289	306,340
Series B, 4.00%, 8/01/14 (b)		485	397,700
			4,106,118
Pharmaceuticals — 0.4%
Valeant Pharmaceuticals International, 6.50%, 7/15/16 (a)		1,015	964,250
Professional Services — 0.1%
FTI Consulting, Inc., 6.75%, 10/01/20		295	290,944
Real Estate Investment Trusts (REITs) — 0.4%
FelCor Lodging LP, 6.75%, 6/01/19 (a)		950	893,000
Real Estate Management & Development — 0.1%
Shea Homes LP, 8.63%, 5/15/19 (a)		320	270,400
Road & Rail — 1.5%
Avis Budget Car Rental LLC, 8.25%, 1/15/19		975	943,312
Florida East Coast Railway Corp., 8.13%, 2/01/17 (a)		200	199,000
The Hertz Corp. (a):
7.50%, 10/15/18		915	896,700
6.75%, 4/15/19		375	349,688
7.38%, 1/15/21		925	883,375
			3,272,075
Specialty Retail — 0.4%
United Auto Group, Inc., 7.75%, 12/15/16		845	855,563
Textiles, Apparel & Luxury Goods — 0.1%
Phillips-Van Heusen Corp., 7.75%, 11/15/23		215	225,703
Transportation Infrastructure — 0.1%
Aguila 3 SA, 7.88%, 1/31/18 (a)		176	165,440
Wireless Telecommunication Services — 2.5%
Cricket Communications, Inc.:
10.00%, 7/15/15		90	93,038
7.75%, 5/15/16		1,770	1,792,125
Digicel Group Ltd. (a):
12.00%, 4/01/14		800	896,000
8.25%, 9/01/17		270	270,000

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2011	53

Schedule of Investments (continued)	BlackRock Senior High Income Fund, Inc. (ARK)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Wireless Telecommunication Services (concluded)
Nextel Communications, Inc., Series E, 6.88%, 10/31/13	USD	415	$412,406
Sprint Capital Corp.:
8.38%, 3/15/12		325	334,750
6.88%, 11/15/28		2,010	1,798,950
			5,597,269
Total Corporate Bonds — 55.6%			125,516,980

Floating Rate Loan Interests (b)
Aerospace & Defense — 0.3%
TransDigm, Inc., Term Loan (First Lien), 4.00%, 2/14/17	746	716,400
Airlines — 0.5%
Delta Air Lines, Inc., Credit New Term Loan B, 5.50%, 4/20/17	1,275	1,175,129
Auto Components — 1.4%
Allison Transmission, Inc., Term Loan, 2.96%, 8/07/14	1,894	1,775,896
Autoparts Holdings, Ltd.:
First Lien Term Loan, 6.50%, 7/28/17	600	588,000
Second Lien Term Loan, 10.50%, 1/29/18	900	886,500
		3,250,396
Automobiles — 0.3%
Ford Motor Co.:
Tranche B-1 Term Loan, 2.96%, 12/16/13	556	546,631
Tranche B-2 Term Loan, 2.96%, 12/16/13	63	61,557
		608,188
Biotechnology — 0.2%
Grifols SA, Term Loan B, 6.00%, 6/01/17	455	444,080
Building Products — 1.3%
CPG International I, Inc., Term Loan B, 6.00%, 2/18/17	597	558,195
Goodman Global, Inc.:
Initial Term Loan (First Lien), 5.75%, 10/28/16	1,676	1,646,905
Term Loan (Second Lien), 9.00%, 10/30/17	600	603,000
		2,808,100
Capital Markets — 0.9%
HarbourVest Partners, Term Loan (First Lien), 6.25%, 12/14/16	906	878,829
Nuveen Investments, Inc. (First Lien):
Extended Term Loan, 3.25%, 11/13/14	371	342,520
Non-Extended Term Loan, 5.75% – 5.81%, 5/12/17	754	704,874
		1,926,223
Chemicals — 4.6%
AZ Chemical Co. LLC, Term Loan, 4.75%, 11/21/16	142	136,522
American Rock Salt Holdings LLC, Term Loan B, 5.50%, 4/25/17	1,192	1,142,842
Ashland, Inc., Term Loan B, 3.75%, 7/30/18	700	684,376
Chemtura Corp., Exit Term Loan B, 5.50%, 8/27/16	800	782,664
Gentek, Inc., Tranche B Term Loan, 7.00%, 10/06/15	1,122	1,047,387
Nexeo Solutions, LLC, Term Loan B, 5.00%, 9/08/17	873	803,712
PQ Corp. (FKA Niagara Acquisition, Inc.), Original Term Facility (First Lien), 3.48% – 3.51%, 7/30/14	1,295	1,183,433
Styron Sarl, Term Loan B, 6.00%, 8/02/17	1,208	1,109,818
Tronox Worldwide LLC, Exit Term Loan, 7.00%, 10/15/15	2,318	2,292,269

Floating Rate Loan Interests (b)	Par (000)		Value
Chemicals (concluded)
Univar, Inc., Term Loan B, 5.00%, 6/30/17	USD	1,294	$1,193,577
			10,376,600
Commercial Services & Supplies — 2.6%
ARAMARK Corp.:
Letter of Credit — 1 Facility, 2.06%, 1/27/14		17	15,595
Letter of Credit — 2 Facility, 3.44%, 7/26/16		19	17,454
US Term Loan, 2.12%, 1/27/14		205	193,592
US Term Loan B, 3.50%, 7/26/16		284	265,395
AWAS Finance Luxembourg Sarl, Term Loan B, 5.25%, 6/10/16		410	394,674
Adesa, Inc. (KAR Holdings, Inc.), Initial Term Loan B, 5.00%, 5/19/17		1,250	1,187,500
Altegrity, Inc. (FKA US Investigations Services, Inc.), Tranche D Term Loan, 7.75%, 2/20/15		1,394	1,356,793
Delos Aircraft, Inc., Term Loan B2, 7.00%, 3/17/16		1,075	1,067,830
Synagro Technologies, Inc., Term Loan (First Lien), 2.21% – 2.23%, 4/02/14		494	429,255
Volume Services America, Inc. (Centerplate), Term Loan B, 10.50% – 10.75%, 9/16/16		993	949,495
			5,877,583
Communications Equipment — 1.3%
Avaya, Inc.:
Term Loan B, 3.06%, 10/24/14		962	855,554
Term Loan B-3, 4.81%, 10/26/17		1,542	1,327,950
CommScope, Inc., Term Loan B, 5.00%, 1/14/18		748	718,200
			2,901,704
Construction & Engineering — 1.1%
BakerCorp., Inc., Term Loan B, 5.00%, 6/01/18		485	460,750
Brand Energy & Infrastructure Services, Inc. (FR Brand Acquisition Corp.), Synthetic Letter of Credit, Term Loan (First Lien), 0.13%, 2/07/14		500	455,000
Safway Services, LLC, First Out Tranche Loan, 9.00%, 12/16/17		1,500	1,500,000
			2,415,750
Consumer Finance — 0.9%
Springleaf Financial Funding Co., (FKA AGFS Funding Co.), Term Loan, 5.50%, 5/10/17		2,200	2,037,750
Containers & Packaging — 0.6%
Anchor Glass Container Corp., Term Loan (First Lien), 6.00%, 3/02/16		124	121,787
Berry Plastics Holding Corp., Term Loan C, 2.21%, 4/03/15		491	436,900
Graham Packaging Co., LP, Term Loan D, 6.00%, 9/23/16		893	884,317
			1,443,004
Diversified Consumer Services — 2.8%
Coinmach Service Corp., Term Loan, 3.22% – 3.30%, 11/20/14		2,177	1,893,722
Laureate Education, Inc., Extended Term Loan, 5.25%, 8/15/18		3,080	2,720,175
ServiceMaster Co.:
Closing Date Term Loan, 2.69% – 2.76%, 7/24/14		1,755	1,621,077
Delayed Draw Term Loan, 2.72%, 7/24/14		175	161,435
			6,396,409
Diversified Financial Services — 0.2%
Reynolds Group Holdings, Inc., Term Loan E, 6.50%, 2/09/18		459	437,628
Diversified Telecommunication Services — 2.7%
Hawaiian Telcom Communications, Inc., Term Loan, 9.00%, 11/01/15		1,350	1,348,312
Integra Telecom Holdings, Inc., Term Loan, 9.25%, 4/15/15		916	861,950

See Notes to Financial Statements.

54	SEMI-ANNUAL REPORT	AUGUST 31, 2011

Schedule of Investments (continued)	BlackRock Senior High Income Fund, Inc. (ARK)
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)		Value
Diversified Telecommunication Services (concluded)
Level 3 Financing, Inc.:
Add on Term Loan, 11.50%, 3/13/14	USD	775	$805,357
Incremental Tranche A Term Loan, 2.49% – 2.50%, 3/13/14		1,100	1,016,400
Term Loan B2, 2.50%, 9/03/18		2,050	1,932,125
			5,964,144
Electronic Equipment, Instruments & Components — 1.7%
Aeroflex Inc., Term Loan B, 4.25%, 5/09/18		700	648,081
CDW LLC (FKA CDW Corp.):
Extended Term Loan B, 4.25%, 7/14/17		944	856,267
Non-Extended Term Loan, 3.71%, 10/10/14		1,101	1,034,645
Sensata Technologies Finance Company, LLC, New Term Loan, 4.00%, 5/11/18		1,440	1,384,200
			3,923,193
Energy Equipment & Services — 1.9%
CCS Corporation, Term Loan B, 3.25%, 11/14/14		709	628,389
Dynegy Holdings, Inc.:
Coal Company Term Loan, 9.25%, 8/04/16		866	836,087
Gas Company Term Loan, 9.25%, 8/04/16		1,584	1,556,607
MEG Energy Corp., Tranche D Term Loan, 4.00%, 3/16/18		1,400	1,338,750
			4,359,833
Food & Staples Retailing — 0.8%
US Foodservice, Inc., Term Loan B:
2.71% – 2.72%, 7/03/14		1,524	1,363,865
5.75%, 3/31/17		399	371,070
			1,734,935
Food Products — 2.5%
Advance Pierre Foods, Term Loan (First Lien), 7.00%, 9/30/16		2,347	2,269,521
Del Monte Corp., Term Loan B, 4.50%, 3/08/18		2,210	2,082,925
Pinnacle Foods Finance LLC, Tranche D Term Loan, 6.00%, 4/02/14		800	788,375
Solvest, Ltd. (Dole):
Tranche B-1 Term Loan, 5.00% – 6.00%, 7/06/18		205	197,174
Tranche C-1 Term Loan, 5.00% – 6.00%, 7/06/18		380	366,181
			5,704,176
Health Care Equipment & Supplies — 1.0%
Biomet, Inc., Dollar Term Loan, 3.24%, 3/25/15		135	128,115
DJO Finance LLC (FKA ReAble Therapeutics Finance LLC), Term Loan, 3.22%, 5/20/14		796	742,490
Iasis Healthcare LLC, Term Loan, 5.00%, 5/03/18		737	679,283
Immucor, Inc., Term Loan B, 7.25%, 8/17/18		750	723,285
			2,273,173
Health Care Providers & Services — 4.2%
CHS/Community Health Systems, Inc.:
Non-Extended Delayed Draw Term Loan, 2.47% – 2.57%, 7/25/14		48	44,118
Non-Extended Term Loan, 2.47% – 2.57%, 7/25/14		897	831,592
ConvaTec, Inc., Dollar Term Loan, 5.75%, 12/22/16		697	657,029
DaVita, Inc., Term Loan B, 4.50%, 10/20/16		1,095	1,061,665
Emergency Medical Services, Term Loan, 5.25%, 5/25/18		1,097	1,014,956
HCA, Inc., Extended Term Loan B3, 3.50%, 5/01/18		856	803,550
Harden Healthcare, Inc.:
Tranche A Additional Term Loan, 7.75%, 3/02/15		1,217	1,192,363
Tranche A Term Loan, 8.50%, 3/02/15		346	339,127

Floating Rate Loan Interests (b)	Par (000)		Value
Health Care Providers & Services (concluded)
inVentiv Health, Inc. (FKA Ventive Health, Inc.):
Incremental Term Loan B3, 6.75%, 5/15/18	USD	500	$470,000
Term Loan B, 6.50%, 8/04/16		1,416	1,335,615
Medpace, Inc., Term Loan, 6.50%, 6/22/17		1,050	997,500
Renal Advantage Holdings, Inc., Tranche B Term Loan, 5.75%, 12/16/16		697	681,992
			9,429,507
Health Care Technology — 0.7%
IMS Health, Inc., Tranche B Dollar Term Loan, 4.50%, 8/25/17		1,036	993,876
MedAssets, Inc., Term Loan B, 5.25%, 11/16/16		552	522,646
			1,516,522
Hotels, Restaurants & Leisure — 4.8%
Caesars Entertainment Operating Co., Inc.:
Incremental Term Loan B-4, 9.50%, 10/31/16		634	632,961
Term Loan B-2, 3.22% – 3.25%, 1/28/15		265	228,313
Term Loan B-3, 3.24% – 3.25%, 1/28/15		2,965	2,552,371
Dunkin’ Brands, Inc., New Term Loan B, 4.00%, 11/23/17		1,533	1,472,236
Golden Living, Term Loan, 5.00%, 5/04/18		990	878,625
Las Vegas Sands LLC:
Delayed Draw Term Loan, 1.72%, 5/23/14		113	104,996
Term Loan B, 1.72%, 5/23/14		664	617,974
Seaworld Parks & Entertainment, Inc. (FKA SW Acquisitions Co., Inc.), Term Loan B, 4.00%, 8/17/17		944	910,857
Six Flags Theme Parks, Inc., Tranche B Term Loan (First Lien), 5.25%, 6/30/16		1,553	1,514,479
VML US Finance LLC (FKA Venetian Macau):
New Project Term Loan, 4.73%, 5/27/13		809	800,732
Term B Delayed Draw Project Loan, 4.73%, 5/25/12		533	527,177
Term B Funded Project Loan, 4.73%, 5/27/13		572	565,037
			10,805,758
IT Services — 3.5%
Ceridian Corp., US Term Loan, 3.22%, 11/10/14		1,552	1,326,995
First Data Corp.:
Initial B-1 Term Loan, 2.97%, 9/24/14		98	86,116
Initial B-2 Term Loan, 4.22%, 3/23/18		3,699	3,096,400
Initial B-3 Term Loan, 2.97%, 9/24/14		141	124,080
InfoGROUP, Inc., Term Loan, 5.75%, 5/22/18		474	435,067
iPayment, Inc., Term Loan B, 5.75%, 5/08/17		625	591,280
SunGard Data Systems, Inc. (Solar Capital Corp.), Tranche B US Term Loan, 3.84% – 3.89%, 2/26/16		402	380,007
TransUnion LLC, Replacement Term Loan, 4.75%, 2/12/18		1,960	1,858,613
			7,898,558
Independent Power Producers & Energy Traders — 1.4%
AES Corp., Term Loan B, 4.25%, 6/01/18		948	910,194
Calpine Corp., Term Loan B, 4.50%, 4/02/18		1,046	964,286
Texas Competitive Electric Holdings Co., LLC (TXU), Extended Term Loan, 4.71% – 4.77%, 10/10/17		1,878	1,378,715
			3,253,195
Industrial Conglomerates — 1.0%
Sequa Corp., Term Loan, 3.50% – 3.51%, 12/03/14		1,225	1,144,228
Tomkins Plc, Term Loan B, 4.25%, 9/29/16		1,138	1,095,787
			2,240,015
Machinery — 0.3%
Terex Corp., Term Loan B, 5.50%, 4/28/17		700	686,000

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2011	55

Schedule of Investments (continued)	BlackRock Senior High Income Fund, Inc. (ARK)
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)		Value
Media — 10.8%
AMC Networks, Inc., Term Loan B, 4.00%, 12/31/18	USD	1,100	$1,060,125
Acosta, Inc., Term Loan, 4.75%, 3/01/18		898	846,695
Affinion Group, Inc., Tranche B Term Loan, 5.00%, 10/10/16		741	667,035
Capsugel Healthcare Ltd., Term Loan, 5.25%, 8/01/18		800	772,800
Cengage Learning Acquisitions, Inc. (FKA Thomson Learning):
Term Loan, 2.50%, 7/03/14		2,564	2,119,570
Tranche 1 Incremental Term Loan, 7.50%, 7/03/14		671	641,018
Charter Communications Operating, LLC:
Term Loan B, 7.25%, 3/06/14		24	23,975
Term Loan C, 3.50%, 9/06/16		2,221	2,114,561
Cumulus Media, Inc., Term Loan, 6.75%, 8/30/18		800	749,000
Getty Images, Inc., Initial Term Loan, 5.25%, 11/07/16		282	276,079
Gray Television, Inc., Term Loan B, 3.71%, 12/31/14		479	438,389
HMH Publishing Co., Ltd., Tranche A Term Loan, 6.21%, 6/12/14		1,355	1,088,850
Hubbard Broadcasting, Term Loan (Second Lien), 5.25%, 4/28/17		600	571,002
Intelsat Jackson Holdings SA (FKA Intelsat Jackson Holdings, Ltd.), Tranche B Term Loan, 5.25%, 4/02/18		4,239	4,059,202
Interactive Data Corp., Term Loan, 4.50%, 2/12/18		898	848,939
Mediacom Illinois, LLC (FKA Mediacom Communications, LLC), Tranche D Term Loan, 5.50%, 3/31/17		491	469,144
Newsday LLC, Fixed Rate Term Loan, 10.50%, 8/01/13		3,250	3,355,625
Nielsen Finance LLC, Class C Term Loan, 3.48%, 5/02/16		225	211,219
Sinclair Television Group, Inc., New Tranche B Term Loan, 4.00%, 10/28/16		836	823,891
Sunshine Acquisition Ltd. (FKA HIT Entertainment), Term Facility, 5.51%, 6/01/12		960	923,052
UPC Financing Partnership, Facility Term Loan T, 3.69%, 12/30/16		425	391,666
Univision Communications, Inc., Extended First Lien Term Loan, 4.47%, 3/31/17	EUR	978	840,930
WC Luxco Sarl, New Term Loan B3, 4.25%, 3/15/18	USD	314	300,766
Weather Channel, Term Loan B, 4.25%, 2/13/17		898	864,829
			24,458,362
Metals & Mining — 2.1%
Novelis, Inc., Term Loan, 3.75%, 3/10/17		1,642	1,550,863
SunCoke Energy, Inc., Term Loan B, 4.00%, 7/26/18		850	807,500
Walter Energy, Inc., Term Loan B, 4.00%, 4/02/18		2,594	2,476,792
			4,835,155
Multi-Utilities — 0.1%
FirstLight Power Resources, Inc. (FKA NE Energy, Inc.), Term B Advance (First Lien), 2.75%, 11/01/13		332	314,150
Multiline Retail — 0.3%
Dollar General Corp., Tranche B-2 Term Loan, 2.96% – 2.97%, 7/07/14		598	579,678
Oil, Gas & Consumable Fuels — 1.1%
Gibson Energy, Term Loan B, 5.75%, 6/14/18		800	756,000
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15		1,835	1,816,166
			2,572,166

Floating Rate Loan Interests (b)	Par (000)		Value
Pharmaceuticals — 1.6%
Axcan Pharma, Inc., Term Loan B, 5.50%, 2/10/17	USD	945	$852,615
Endo Pharmaceuticals Holdings, Inc., Term Loan B, 4.00%, 6/18/18		800	782,504
Quinteles Transnational Corp., Term Loan, 5.00%, 6/08/18		705	653,888
RPI Finance Trust, Term Loan Tranche 2, 4.00%, 5/09/18		600	582,000
Warner Chilcott Corp.:
Term Loan B-1, 4.25%, 3/15/18		456	436,907
Term Loan B-2, 4.25%, 3/15/18		228	218,739
			3,526,653
Professional Services — 0.8%
Booz Allen Hamilton, Inc., Tranche B Term Loan, 4.00%, 8/03/17		648	633,836
Fifth Third Processing Solutions, LLC, Term Loan B (First Lien), 4.50%, 11/03/16		1,095	1,054,152
			1,687,988
Real Estate Investment Trusts (REITs) — 0.8%
iStar Financial, Inc., Term Loan (Second Lien), 5.00%, 6/28/13		1,778	1,727,546
Real Estate Management & Development — 1.7%
Realogy Corp.:
Delayed Draw Term Loan, 3.27%, 10/10/13		1,775	1,566,808
Extended Synthetic Letter of Credit Loan, 4.44%, 10/10/16		1,315	1,082,279
Extended Term Loan B, 4.52%, 10/10/16		1,405	1,156,522
			3,805,609
Semiconductors & Semiconductor Equipment — 0.5%
Freescale Semiconductor, Inc., Extended Maturity Term Loan, 4.44%, 12/01/16		584	531,256
Microsemi Corp., Term Loan B, 4.00%, 11/02/17		697	664,579
			1,195,835
Specialty Retail — 3.4%
Academy Ltd. Term Loan, 6.00%, 8/03/18		1,000	949,250
Burlington Coat Factory Warehouse Corp., Term Loan B, 6.25%, 2/23/17		790	744,575
General Nutrition Centers, Inc., Term Loan B, 4.25%, 3/02/18		1,125	1,061,719
J. Crew Group, Inc., Term Loan B, 4.75%, 3/07/18		339	302,057
Jo-Ann Stores, Inc., Term Loan B, 4.75%, 3/16/18		399	371,070
Michaels Stores, Inc.:
Term Loan B-1, 2.50%, 10/31/13		239	225,917
Term Loan B-2, 4.75%, 7/31/16		1,199	1,127,971
Petco Animal Supplies, Inc., Term Loan B, 4.50%, 11/24/17		1,520	1,428,471
Toys ‘R’ Us Delaware, Inc.:
Initial Loan, 6.00%, 9/01/16		1,209	1,132,375
Term Loan B, 5.25%, 5/25/18		399	370,404
			7,713,809
Wireless Telecommunication Services — 1.9%
Digicel International Finance Ltd., US Term Loan (Non-Rollover), 2.75%, 3/30/12		656	646,171
MetroPCS Wireless, Inc., Term Loan B, 4.00%, 3/16/18		746	699,149
Vodafone Americas Finance 2, Inc., Initial Loan, 6.88%, 8/11/15		2,943	2,958,114
			4,303,434
Total Floating Rate Loan Interests — 70.6%			159,324,338

See Notes to Financial Statements.

56	SEMI-ANNUAL REPORT	AUGUST 31, 2011

Schedule of Investments (continued)	BlackRock Senior High Income Fund, Inc. (ARK)
(Percentages shown are based on Net Assets)

	Beneficial
	Interest
Other Interests (j)	(000)			Value
Auto Components — 0.0%
Intermet Liquidating Trust Class A (c)	USD	320		$3
Diversified Financial Services — 0.5%
ARK JGW SPV, LLC (J.G.Wentworth LLC Preferred Equity Interests) (c)(k)		—	(l)	1,033,018
Media — 0.0%
Adelphia Preferred Escrow (c)		3		—
Adelphia Recovery Trust, Series ACC-6B INT (c)		250		1,250
				1,250
Metals & Mining — 0.7%
ARK — (R-Gibson) SPV, LLC (RathGibson Acquisition Corp., LLC) (k)		137		1,673,740
Total Other Interests — 1.2%				2,708,011

Preferred Securities
Preferred Stocks		Shares
Diversified Financial Services — 0.0%
Ally Financial, Inc., 7.00%, 12/31/11 (a)		90		68,482
Total Preferred Stocks — 0.0%				68,482

Trust Preferreds
Diversified Financial Services — 0.4%
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40 (b)		35,560		755,752
Total Trust Preferreds — 0.4%				755,752
Total Preferred Securities — 0.4%				824,234

Warrants (m)
Media — 0.0%
Charter Communications, Inc. (Expires 11/30/14)		6,862		75,708
Total Warrants — 0.0%				75,708
Total Investments (Cost — $317,900,510*) — 130.8%				295,139,634
Liabilities in Excess of Other Assets — (30.8)%				(69,452,932)
Net Assets — 100.0%				$225,686,702

*	The cost and unrealized appreciation (depreciation) of investments as of August 31, 2011, as computed for federal income tax purposes, were as follows:

	Aggregate cost	$316,680,361
	Gross unrealized appreciation	$6,838,103
	Gross unrealized depreciation	(28,378,830)
	Net unrealized depreciation	$(21,540,727)

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Non-income producing security.

(d)	Restricted security as to resale. As of report date the Fund held less than 0.1% of its net assets, with a current market value of $11,616 and original cost of $822, in this security.

(e)	Issuer filed for bankruptcy and/or is in default of interest payments.

(f)	Represents a step-down bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(g)	Convertible security.

(h)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(i)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(j)	Other interests represent beneficial interest in liquidation trusts and other reorganization or private entities.

(k)	The investment is held by a wholly-owned subsidiary of the Fund.

(l)	Amount is less than $500.

(m)

Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

•	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were a follows:

Affiliate	Shares Held at February 28, 2011	Net Activity	Shares Held at August 31, 2011	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	270,650	(270,650)	—	$747

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Foreign currency exchange contracts as of August 31, 2011 were as follows:

Currency Purchased	Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
USD 471,000	CAD	489,870	UBS AG	10/07/11	$9,316

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2011	57

Schedule of Investments (concluded)	BlackRock Senior High Income Fund, Inc. (ARK)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized in three broad levels for financial statement purposes as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of August 31, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$1,455,219	$3,000,034	$4,455,253
Common Stocks	$889,684	1,122,705	222,721	2,235,110
Corporate Bonds	—	117,147,304	8,369,676	125,516,980
Floating Rate Loan Interests	—	140,433,056	18,891,282	159,324,338
Other Interests	1,250	—	2,706,761	2,708,011
Preferred Securities	755,752	68,482	—	824,234
Warrants	75,708	—	—	75,708
Liabilities:
Unfunded Loan Commitments	—	(36,655)	—	(36,655)
Total	$1,722,394	$260,190,111	$33,190,474	$295,102,979

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$9,316	—	$9,316

[1]	Derivative financial instruments are foreign currency exchange contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed	Common	Corporate	Floating Rate	Other
	Securities	Stocks	Bonds	Loan Interests	Interests	Total
Assets:
Balance, as of February 28, 2011	$3,467,413	$433,333	$6,609,156	$18,685,436	$2,125,823	$31,321,161
Accrued discounts/premiums	20,164	—	89,853	39,240	—	149,257
Net realized gain (loss)	50,449	—	5,282	35,537	—	91,268
Net change in unrealized appreciation/depreciation[2]	(213,505)	(210,612)	1,689,613	1,780,683	522,241	3,568,420
Purchases	1,586,263	—	43,054	7,945,449	58,700	9,633,466
Sales	(1,470,750)	—	(67,500)	(9,463,997)	—	(11,002,247)
Transfers in3	—	—	218	3,455,156	—	3,455,374
Transfers out[3]	(440,000)	—	—	(3,586,222)	(3)	(4,026,225)
Balance, as of August 31, 2011	$3,000,034	$222,721	$8,369,676	$18,891,282	$2,706,761	$33,190,474

[2]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held on August 31, 2011 was $(563,317).

[3]	The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the period in relation to net assets.

See Notes to Financial Statements.

58	SEMI-ANNUAL REPORT	AUGUST 31, 2011

Statements of Assets and Liabilities

August 31, 2011 (Unaudited)	BlackRock Corporate High Yield Fund, Inc. (COY)	BlackRock Corporate High Yield Fund III, Inc. (CYE)	BlackRock Debt Strategies Fund, Inc. (DSU)	BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB)	BlackRock Senior High Income Fund, Inc. (ARK)
Assets
Investments at value — unaffiliated[1]	$299,837,211	$339,872,023	$577,515,239	$187,954,288	$295,139,634
Investments at value — affiliated[2]	1,965,816	—	—	3,303,074	—
Cash pledged as collateral for financial futures contracts	2,034,000	1,950,000	—	—	—
Cash pledged as collateral for swaps	1,062,380	614,250	—	—	—
Investments sold receivable	1,522,121	2,042,916	6,115,527	2,778,576	4,933,602
Principal paydown receivable	34,146	47,112	265,526	51,841	137,589
Interest receivable	5,416,494	5,503,197	6,921,900	553,004	2,491,808
Interest receivable — affiliated	—	—	252	—	52
Swap premiums paid	422,491	445,622	—	—	—
Swaps receivable	112,038	1,120,509	—	—	—
Foreign currency at value[3]	34,192	209,458	—	168,394	317
Dividends receivable	54,890	24,590	56,385	—	—
Unrealized appreciation on swaps	66,052	72,277	—	—	—
Unrealized appreciation on foreign currency exchange contracts	484	842	8,893	8,108	9,316
Prepaid expenses	4,464	17,791	7,829	9,232	3,376
Other assets	5,279	23,665	447,645	13,062	—
Total assets	312,572,058	351,944,252	591,339,196	194,839,579	302,715,694

Liabilities
Bank overdraft	446,576	146,969	71,676	2,646	14,803
Loan payable	66,000,000	85,000,000	147,000,000	50,000,000	68,000,000
Investments purchased payable	3,912,395	2,582,619	16,089,584	7,388,364	8,435,900
Unrealized depreciation on unfunded loan commitments	—	—	79,684	48,248	36,655
Unrealized depreciation on swaps	97,116	92,651	—	—	—
Options written at value[4]	878,047	973,136	—	—	—
Interest expense payable	62,900	159,832	506,295	102,674	238,228
Swaps premiums received	2,437	2,193	—	—	—
Investment advisory fees payable	131,558	177,847	297,879	120,707	127,360
Margin variation payable	213,611	242,906	—	—	—
Swaps payable	312,634	317,896	—	—	—
Unrealized depreciation on foreign currency exchange contracts	87,509	94,306	98,260	29,213	—
Income dividends payable	—	80,263	—	45,705	33,534
Options purchased payable	29,478	32,403	—	—	—
Deferred income	13,712	16,401	2,741	6,237	1,446
Officer’s and Directors’ fees payable	13,191	14,416	104,588	7,705	13,743
Bank overdraft on foreign currency[3]	—	—	10,994	—	—
Other accrued expenses payable	116,350	52,991	—	69,714	127,323
Other liabilities	12,460	—	—	—	—
Total liabilities	72,329,974	89,986,829	164,261,701	57,821,213	77,028,992
Net Assets	$240,242,084	$261,957,423	$427,077,495	$137,018,366	$225,686,702

Net Assets Consist of
Paid-in capital[5]	$309,243,562	$324,916,847	$796,951,067	$199,583,676	$371,544,299
Undistributed net investment income	3,119,356	2,751,432	1,138,431	312,660	3,572,802
Accumulated net realized loss	(60,153,466)	(52,302,891)	(286,703,191)	(52,280,562)	(126,642,176)
Net unrealized appreciation/depreciation	(11,967,368)	(13,407,965)	(84,308,812)	(10,597,408)	(22,788,223)
Net Assets	$240,242,084	$261,957,423	$427,077,495	$137,018,366	$225,686,702
Net asset value	$6.90	$7.01	$3.96	$12.96	$3.98
[1] Investments at cost — unaffiliated	$310,041,442	$351,395,900	$662,005,427	$198,482,076	$317,900,510
[2] Investments at cost — affiliated	$1,965,816	—	—	$3,303,074	—
[3] Foreign currency at cost	$34,023	$210,432	$(11,157)	$168,766	$325
[4] Premiums received	$601,636	$685,688	—	—	—

[5] Shares outstanding, 200 million shares authorized, par value $0.10 per share	34,792,580	37,356,898	107,883,026	10,574,327	56,661,773

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2011	59

Statements of Operations

Six Months Ended August 31, 2011 (Unaudited)	BlackRock Corporate High Yield Fund, Inc. (COY)	BlackRock Corporate High Yield Fund III, Inc. (CYE)	BlackRock Debt Strategies Fund, Inc. (DSU)	BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB)	BlackRock Senior High Income Fund, Inc. (ARK)
Investment Income
Interest	$12,368,288	$13,386,021	$20,869,048	$6,122,959	$10,544,636
Dividends — unaffiliated	75,898	209,565	5,112	—	—
Dividends — affiliated	1,031	809	1,517	2,165	747
Facility and other fees	25,060	392,213	773,903	21,865	392,666
Total income	12,470,277	13,988,608	21,649,580	6,146,989	10,938,049

Expenses
Investment advisory	809,383	1,109,393	1,822,534	748,721	773,675
Borrowing costs[1]	108,336	131,144	225,060	72,962	105,514
Professional	60,885	68,324	126,870	71,728	78,906
Accounting services	43,313	25,597	52,804	16,101	23,143
Custodian	26,101	25,750	26,331	37,945	18,342
Transfer agent	14,416	19,706	43,192	11,832	24,551
Printing	24,524	16,558	29,243	10,027	16,140
Officer and Directors	12,686	12,769	19,138	7,395	13,099
Registration	6,118	6,001	18,868	4,668	10,055
Miscellaneous	23,026	19,877	25,986	14,964	23,975
Total expenses excluding interest expense	1,128,788	1,435,119	2,390,026	996,343	1,087,400
Interest expense	326,327	433,530	730,657	254,602	345,555
Total expenses	1,455,115	1,868,649	3,120,683	1,250,945	1,432,955
Less fees waived by advisor	(869)	(489)	(1,000)	(854)	(760)
Total expenses after fees waived	1,454,246	1,868,160	3,119,683	1,250,091	1,432,195
Net investment income	11,016,031	12,120,448	18,529,897	4,896,898	9,505,854

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	3,381,256	4,117,474	3,129,057	407,232	1,816,811
Financial futures contracts	1,051,801	1,153,901	—	—	—
Foreign currency transactions	(671,670)	(537,976)	(1,231,773)	66,629	(16,238)
Options written	2,141,307	2,225,613	—	—	—
Swaps	1,221,388	1,509,737	(75,221)	—	(24,530)
	7,124,082	8,468,749	1,822,063	473,861	1,776,043
Net change in unrealized appreciation/depreciation on:
Investments	(24,440,737)	(28,511,617)	(37,810,041)	(12,492,600)	(16,174,507)
Financial futures contracts	(1,126,389)	(1,293,818)	—	—	—
Foreign currency transactions	66,525	139,990	328,702	148,890	20,564
Options written	(276,412)	(287,448)	—	—	—
Swaps	341,627	246,400	77,957	—	52,151
Unfunded loan commitments	(11,592)	23,261	(116,909)	(78,214)	(52,873)
	(25,446,978)	(29,683,232)	(37,520,291)	(12,421,924)	(16,154,665)
Total realized and unrealized loss	(18,322,896)	(21,214,483)	(35,698,228)	(11,948,063)	(14,378,622)
Net Decrease in Net Assets Resulting from Operations	$(7,306,865)	$(9,094,035)	$(17,168,331)	$(7,051,165)	$(4,872,768)

[1]	See Note 7 of the Notes to Financial Statements for details of short-term borrowings.

See Notes to Financial Statements.

60	SEMI-ANNUAL REPORT	AUGUST 31, 2011

Statements of Changes in Net Assets

	BlackRock Corporate High Yield Fund, Inc. (COY)		BlackRock Corporate High Yield Fund III, Inc. (CYE)
Increase (Decrease) in Net Assets:	Six Months Ended August 31, 2011 (Unaudited)	Year Ended February 28, 2011	Six Months Ended August 31, 2011 (Unaudited)	Year Ended February 28, 2011
Operations
Net investment income	$11,016,031	$22,535,037	$12,120,448	$24,174,359
Net realized gain	7,124,082	6,965,831	8,468,749	9,224,596
Net change in unrealized appreciation/depreciation	(25,446,978)	18,790,685	(29,683,232)	21,881,740
Net increase (decrease) in net assets resulting from operations	(7,306,865)	48,291,553	(9,094,035)	55,280,695

Dividends to Shareholders From
Net investment income	(10,637,966)	(21,257,066)	(11,207,069)	(22,906,514)

Capital Share Transactions
Reinvestment of dividends	277,689	282,201	—	163,777

Net Assets
Total increase (decrease) in net assets	(17,667,142)	27,316,688	(20,301,104)	32,537,958
Beginning of period	257,909,226	230,592,538	282,258,527	249,720,569
End of period	$240,242,084	$257,909,226	$261,957,423	$282,258,527
Undistributed net investment income	$3,119,356	$2,741,291	$2,751,432	$1,838,053

	BlackRock Debt Strategies Fund, Inc. (DSU)		BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB)
Increase (Decrease) in Net Assets:	Six Months Ended August 31, 2011 (Unaudited)	Year Ended February 28, 2011	Six Months Ended August 31, 2011 (Unaudited)	Year Ended February 28, 2011
Operations
Net investment income	$18,529,897	$35,976,309	$4,896,898	$9,200,317
Net realized gain (loss)	1,822,063	(2,434,229)	473,861	574,094
Net change in unrealized appreciation/depreciation	(37,520,291)	44,871,048	(12,421,924)	9,308,392
Net increase (decrease) in net assets resulting from operations	(17,168,331)	78,413,128	(7,051,165)	19,082,803

Dividends and Distribution to Shareholders From
Net investment income	(17,464,936)	(35,928,501)	(4,692,191)	(8,767,675)
Tax return of capital	—	(924,228)	—	(716,193)
Decrease in net assets resulting from dividends and distributions to shareholders	(17,464,936)	(36,852,729)	(4,692,191)	(9,483,868)

Capital Share Transactions
Reinvestment of dividends	463,571	464,804	210,036	582,067

Net Assets
Total increase (decrease) in net assets	(34,169,696)	42,025,203	(11,533,320)	10,181,002
Beginning of period	461,247,191	419,221,988	148,551,686	138,370,684
End of period	$427,077,495	$461,247,191	$137,018,366	$148,551,686
Undistributed net investment income	$1,138,431	$73,470	$312,660	$107,953

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2011	61

Statements of Changes in Net Assets

	BlackRock Senior High Income Fund, Inc. (ARK)
Increase (Decrease) in Net Assets:	Six Months Ended August 31, 2011 (Unaudited)	Year Ended February 28, 2011
Operations
Net investment income	$9,505,854	$17,899,921
Net realized gain (loss)	1,776,043	(2,983,318)
Net change in unrealized appreciation/depreciation	(16,154,665)	20,894,516
Net increase (decrease) in net assets resulting from operations	(4,872,768)	35,811,119

Dividends to Shareholders From
Net investment income	(8,494,412)	(18,479,539)

Capital Share Transactions
Reinvestment of dividends	293,462	255,895

Net Assets
Total increase (decrease) in net assets	(13,073,718)	17,587,475
Beginning of period	238,760,420	221,172,945
End of period	$225,686,702	$238,760,420
Undistributed net investment income	$3,572,802	$2,561,360

See Notes to Financial Statements.

62	SEMI-ANNUAL REPORT	AUGUST 31, 2011

Statements of Cash Flows

Six Months Ended August 31, 2011 (Unaudited)	BlackRock Corporate High Yield Fund, Inc. (COY)	BlackRock Corporate High Yield Fund III, Inc. (CYE)	BlackRock Debt Strategies Fund, Inc. (DSU)	BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB)	BlackRock Senior High Income Fund, Inc. (ARK)
Cash Provided by (Used for) Operating Activities
Net decrease in net assets resulting from operations	$(7,306,865)	$(9,094,035)	$(17,168,331)	$(7,051,165)	$(4,872,768)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by (used for) operating activities:
Decrease in interest receivable	205,805	728,007	202,850	850,072	776,510
Increase in interest receivable — affiliated	—	—	(252)	—	(52)
Increase in cash pledged as collateral for financial futures contracts	(1,524,000)	(1,385,000)	—	—	—
Increase in cash pledged as collateral for swaps	(1,062,380)	(614,250)	—	—	—
Increase in swaps receivable	(44,973)	(1,049,756)	—	—	—
Decrease in commitment fees receivable	—	97	1,385	1,043	573
Decrease in receivable from custodian	—	—	—	—	602,027
(Increase) decrease in other assets	564	(15,730)	26,890	(13,062)	8,967
(Increase) decrease in dividends receivable	(19,189)	40,645	(48)	—	—
Increase in investment advisory fees payable	8,996	7,239	29,674	11,670	15,920
Decrease in cash held as collateral for swaps	(100,000)	—	—	—	—
Increase (decrease) in interest expense payable	(56,344)	(7,729)	263,291	22,286	127,175
Decrease in other affiliates payable	(1,404)	(1,572)	(2,511)	(820)	(1,278)
Increase (decrease) in swaps payable	241,319	257,674	(10,897)	—	(14,850)
Increase (decrease) in other accrued expenses payable	(10,805)	(75,076)	(239,536)	(40,198)	32,225
Decrease in prepaid expenses	11,592	—	22,209	—	11,941
Increase in margin variation payable	179,666	204,946	—	—	—
Increase (decrease) in other liabilities	10,460	(30,652)	—	(54,550)	—
Increase in Officer’s and Directors’ fees payable	12,508	13,672	24,116	7,308	12,973
Net periodic and termination payment of swaps	1,345,008	1,505,112	(7,514)	—	2,145
Net realized and unrealized loss on investments and swaps	18,839,987	21,667,860	33,938,120	11,964,520	14,086,067
Amortization of premium and accretion of discount on investments and swaps	(54,795)	(372,211)	(1,954,414)	(611,118)	(572,230)
Paid-in-kind income	(234,981)	(258,299)	(566,754)	(99,755)	(179,217)
Premiums received from options written	1,066,309	1,109,984	—	—	—
Premiums paid on closing options written	(235,331)	(239,275)	—	—	—
Proceeds from sales of long-term investments	130,904,461	154,264,083	203,290,854	79,011,677	104,564,878
Purchases of long-term investments	(134,699,566)	(151,649,457)	(235,606,566)	(92,331,998)	(126,405,426)
Net proceeds from sales (purchases) of short-term securities	(243,950)	1,845,167	4,761,986	(588,807)	2,272,105
Cash provided by (used for) operating activities	7,232,092	16,851,444	(12,995,448)	(8,922,897)	(9,532,315)

Cash Provided by (Used for) Financing Activities
Cash receipts from borrowings	65,000,000	90,000,000	164,000,000	81,000,000	84,000,000
Cash payments on borrowings	(62,000,000)	(96,000,000)	(134,000,000)	(67,000,000)	(66,000,000)
Cash dividends paid	(10,453,661)	(11,207,287)	(17,198,196)	(4,646,486)	(8,582,029)
Increase (decrease) in bank overdraft	146,615	146,969	82,670	(404,039)	14,803
Cash provided by (used for) financing activities	(7,307,046)	(17,060,318)	12,884,474	8,949,475	9,432,774

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	(660)	(974)	(675)	6,869	(1,869)

Cash and Foreign Currency
Net increase (decrease) in cash and foreign currency	(75,614)	(209,848)	(111,649)	33,447	(101,410)
Cash and foreign currency at beginning of period	109,806	419,306	111,649	134,947	101,727
Cash and foreign currency at end of period	$34,192	$209,458	—	$168,394	$317

Cash Flow Information
Cash paid during the period for interest	$382,671	$441,259	$467,366	$232,316	$218,380

Noncash Activities
Capital shares issued in reinvestment of dividends	277,689	—	463,571	210,036	293,462

A Statement of Cash Flows is presented when a Fund had a significant amount of borrowing during the period, based on the average borrowing outstanding in relation to average total assets.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2011	63

Financial Highlights	BlackRock Corporate High Yield Fund, Inc. (COY)

	Six Months Ended August 31, 2011 (Unaudited)			Period June 1, 2008 to February 28, 2009
		Year Ended February 28,			Year Ended May 31,
		2011	2010		2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$7.42	$6.64	$4.19	$7.74	$9.07	$8.52	$8.53
Net investment income[1]	0.32	0.65	0.65	0.50	0.75	0.73	0.74
Net realized and unrealized gain (loss)	(0.53)	0.74	2.53	(3.50)	(1.32)	0.49	0.02
Net increase (decrease) from investment operations	(0.21)	1.39	3.18	(3.00)	(0.57)	1.22	0.76
Dividends and distributions from net investment income	(0.31)	(0.61)	(0.73)	(0.55)	(0.76)	(0.67)	(0.77)
Net asset value, end of period	$6.90	$7.42	$6.64	$4.19	$7.74	$9.07	$8.52
Market price, end of period	$7.01	$7.03	$6.88	$3.91	$7.28	$8.47	$7.42

Total Investment Return[2]
Based on net asset value	(2.99)%[3]	22.11%	79.91%	(38.98)%[3]	(5.49)%	15.60%	9.75%
Based on market price	4.03%[3]	11.66%	99.76%	(39.46)%[3]	(4.81)%	23.96%	(3.63)%

Ratios to Average Net Assets
Total expenses	1.13%[4]	1.18%	1.18%	2.29%[4]	2.33%	3.25%	2.39%
Total expenses after fees waived and paid indirectly	1.13%[4]	1.18%	1.18%	2.29%[4]	2.33%	3.25%	2.39%
Total expenses after fees waived and paid indirectly and excluding interest expense and fees	0.88%[4]	0.89%	0.92%	1.17%[4]	0.83%	0.91%	0.90%
Net investment income	8.58%[4]	9.28%	11.36%	11.45%[4]	9.15%	8.36%	8.55%

Supplemental Data
Net assets, end of period (000)	$240,242	$257,909	$230,593	$144,800	$268	$313,821	$294,759
Borrowings outstanding, end of period (000)	$66,000	$63,000	$72,000	$38,700	$64,700	$126,200	$127,700
Average borrowings outstanding during the period (000)	$67,250	$55,304	$42,184	$59,553	$81,598	$125,974	$101,539
Portfolio turnover	39%	83%	85%	37%	38%	62%	57%
Asset coverage, end of period per $1,000	$4,640	$5,094	$4,203	$4,203	$5,138	$3,487	$3,308

[1]	Based on average common shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

See Notes to Financial Statements.

64	SEMI-ANNUAL REPORT	AUGUST 31, 2011

Financial Highlights	BlackRock Corporate High Yield Fund III, Inc. (CYE)

	Six Months Ended August 31, 2011 (Unaudited)			Period June 1, 2008 to February 28, 2009
		Year Ended February 28,			Year Ended May 31,
		2011	2010		2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$7.56	$6.69	$4.05	$7.62	$8.99	$8.46	$8.46
Net investment income[1]	0.32	0.65	0.64	0.50	0.73	0.71	0.72
Net realized and unrealized gain (loss)	(0.57)	0.83	2.68	(3.51)	(1.33)	0.49	0.02
Net increase (decrease) from investment operations	(0.25)	1.48	3.32	(3.01)	(0.60)	1.20	0.74
Dividends and distributions from net investment income	(0.30)	(0.61)	(0.68)	(0.56)	(0.77)	(0.67)	(0.74)
Net asset value, end of period	$7.01	$7.56	$6.69	$4.05	$7.62	$8.99	$8.46
Market price, end of period	$6.88	$7.14	$6.67	$3.57	$7.03	$8.53	$7.36

Total Investment Return[2]
Based on net asset value	(3.35)%[3]	23.50%	86.65%	(39.69)%[3]	(5.69)%	15.51%	9.78%
Based on market price	0.43%[3]	16.99%	111.12%	(42.38)%[3]	(8.30)%	25.98%	(3.59)%

Ratios to Average Net Assets
Total expenses	1.33%[4]	1.37%	1.34%	2.45%[4]	2.47%	3.38%	2.49%
Total expenses after fees waived and paid indirectly	1.33%[4]	1.37%	1.33%	2.45%[4]	2.47%	3.38%	2.49%
Total expenses after fees waived and paid indirectly and excluding interest expense	1.02%[4]	1.03%	1.04%	1.29%[4]	0.96%	1.04%	1.00%
Net investment income	8.63%[4]	9.15%	11.35%	11.80%[4]	9.01%	8.25%	8.45%

Supplemental Data
Net assets, end of period (000)	$261,957	$282,259	$249,721	$151,261	$284,361	$335,479	$315,699
Borrowings outstanding, end of period (000)	$85,000	$91,000	$76,000	$44,200	$71,700	$129,700	$141,000
Average borrowings outstanding during the period (000)	$89,207	$69,937	$49,196	$65,500	$88,466	$134,704	$109,144
Portfolio turnover	40%	89%	89%	37%	38%	62%	56%
Asset coverage, end of period per $1,000	$4,082	$4,102	$4,286	$4,422	$4,966	$3,587	$3,239

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2011	65

Financial Highlights	BlackRock Debt Strategies Fund, Inc. (DSU)

	Six Months Ended August 31, 2011 (Unaudited)
					Year Ended February 29, 2008	Year Ended February 28, 2007
		Year Ended February 28,
		2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$4.28	$3.89	$2.35	$5.57	$7.01	$6.69
Net investment income[1]	0.17	0.33	0.39	0.52	0.66	0.68
Net realized and unrealized gain (loss)	(0.33)	0.40	1.55	(3.12)	(1.43)	0.28
Net increase (decrease) from investment operations	(0.16)	0.73	1.94	(2.60)	(0.77)	0.96
Dividends and distributions from:
Net investment income	(0.16)	(0.33)	(0.39)	(0.62)	(0.67)	(0.64)
Tax return of capital	—	(0.01)	(0.01)	—	—	—
Total dividends and distributions	(0.16)	(0.34)	(0.40)	(0.62)	(0.67)	(0.64)
Net asset value, end of period	$3.96	$4.28	$3.89	$2.35	$5.57	$7.01
Market price, end of period	$3.98	$4.05	$3.91	$2.07	$5.43	$7.28

Total Investment Return[2]
Based on net asset value	(3.81)%[3]	19.92%	87.82%	(50.19)%	(11.72)%	15.35%
Based on market price	2.16%[3]	12.90%	114.32%	(54.99)%	(17.13)%	18.37%

Ratios to Average Net Assets
Total expenses	1.37%[4]	1.27%	1.23%	2.42%	3.13%	3.16%
Total expenses after fees waived	1.36%[4]	1.27%	1.23%	2.42%	3.13%	3.16%
Total expenses after fees waived and excluding interest expense	1.05%[4]	1.02%	1.02%	1.20%	0.99%	0.99%
Net investment income	8.11%[4]	8.22%	12.16%	11.79%	9.90%	9.97%

Supplemental Data
Net assets, end of period (000)	$427,078	$461,247	$419,222	$252,080	$594,204	$745,944
Borrowings outstanding, end of period (000)	$147,000	$117,000	$67,000	$90,000	$199,000	$298,600
Average borrowings outstanding during the period (000)	$150,821	$89,362	$58,574	$163,286	$272,846	$283,906
Portfolio turnover	33%	81%	86%	44%	51%	65%
Asset coverage, end of period per $1,000	$3,905	$4,942	$7,257	$3,801	$3,986	$3,498

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

See Notes to Financial Statements.

66	SEMI-ANNUAL REPORT	AUGUST 31, 2011

Financial Highlights	BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB)

	Six Months Ended August 31, 2011 (Unaudited)
					Year Ended February 29, 2008	Year Ended February 28, 2007
		Year Ended February 28,
		2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$14.07	$13.16	$8.92	$16.06	$19.28	$19.39
Net investment income[1]	0.46	0.87	0.86	1.37	1.55	1.55
Net realized and unrealized gain (loss)	(1.13)	0.94	4.44	(6.98)	(3.27)	(0.12)
Net increase (decrease) from investment operations	(0.67)	1.81	5.30	(5.61)	(1.72)	1.43
Dividends and distributions from:
Net investment income	(0.44)	(0.83)	(0.98)	(1.53)	(1.50)	(1.54)
Tax return of capital	—	(0.07)	(0.08)	—	—	—
Total dividends and distributions	(0.44)	(0.90)	(1.06)	(1.53)	(1.50)	(1.54)
Net asset value, end of period	$12.96	$14.07	$13.16	$8.92	$16.06	$19.28
Market price, end of period	$12.25	$14.22	$15.01	$8.28	$14.75	$18.50

Total Investment Return[2]
Based on net asset value	(4.85)%[3]	14.20%	62.08%	(36.46)%	(8.98)%	8.31%
Based on market price	(11.01)%[3]	1.19%	99.15%	(35.78)%	(12.88)%	13.47%

Ratios to Average Net Assets
Total expenses	1.70%[4]	1.56%	1.50%	2.48%	2.78%	2.87%
Total expenses after fees waived and paid indirectly	1.70%[4]	1.56%	1.50%	2.48%	2.78%	2.87%
Total expenses after fees waived and paid indirectly and excluding interest expense	1.35%[4]	1.30%	1.27%	1.38%	1.20%	1.22%
Net investment income	6.65%[4]	6.48%	7.40%	10.08%	8.39%	8.03%

Supplemental Data
Net assets, end of period (000)	$137,018	$148,552	$138,371	$93,656	$168,553	$202,364
Borrowings outstanding, end of period (000)	$50,000	$36,000	$24,000	$26,000	$50,000	$47,000
Average borrowings outstanding during the period (000)	$52,554	$29,101	$22,225	$45,165	$55,269	$61,022
Portfolio turnover	33%	100%	92%	47%	65%	65%
Asset coverage, end of period per $1,000	$3,740	$5,126	$6,765	$4,602	$4,371	$5,306

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2011	67

Financial Highlights	BlackRock Senior High Income Fund, Inc. (ARK)

	Six Months Ended August 31, 2011 (Unaudited)
					Year Ended February 29, 2008	Year Ended February 28, 2007
		Year Ended February 28,
		2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$4.22	$3.91	$2.54	$5.04	$6.17	$6.00
Net investment income[1]	0.17	0.32	0.36	0.41	0.54	0.57
Net realized and unrealized gain (loss)	(0.26)	0.32	1.31	(2.43)	(1.11)	0.16
Net increase (decrease) from investment operations	(0.09)	0.64	1.67	(2.02)	(0.57)	0.73
Dividends and distributions from:
Net investment income	(0.15)	(0.33)	(0.30)	(0.43)	(0.56)	(0.56)
Tax return of capital	—	—	—	(0.05)	—	—
Total dividends and distributions	(0.15)	(0.33)	(0.30)	(0.48)	(0.56)	(0.56)
Net asset value, end of period	$3.98	$4.22	$3.91	$2.54	$5.04	$6.17
Market price, end of period	$3.78	$4.18	$3.94	$2.21	$4.91	$6.53

Total Investment Return[2]
Based on net asset value	(2.18)%[3]	17.13%	68.90%	(42.15)%	(9.76)%	12.82%
Based on market price	(6.20)%[3]	15.13%	95.61%	(48.33)%	(16.94)%	21.84%

Ratios to Average Net Assets
Total expenses	1.20%[4]	1.13%	1.13%	2.24%	2.70%	3.03%
Total expenses after fees waived	1.20%[4]	1.13%	1.13%	2.24%	2.70%	3.03%
Total expenses after fees waived and excluding interest expense	0.91%[4]	0.90%	0.93%	1.05%	0.86%	0.90%
Net investment income	7.98%[4]	7.83%	10.70%	9.96%	9.16%	9.42%

Supplemental Data
Net assets, end of period (000)	$225,687	$238,760	$221,173	$143,643	$284,692	$347,449
Borrowings outstanding, end of period (000)	$68,000	$50,000	$43,000	$47,000	$91,500	$132,000
Average borrowings outstanding during the period (000)	$71,337	$41,405	$29,978	$79,422	$109,978	$131,575
Portfolio turnover	34%	83%	80%	49%	48%	62%
Asset coverage, end of period per $1,000	$4,319	$5,775	$6,144	$4,056	$4,112	$3,632

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

See Notes to Financial Statements.

68	SEMI-ANNUAL REPORT	AUGUST 31, 2011

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock Corporate High Yield Fund, Inc. (“COY”), BlackRock Corporate High Yield Fund III, Inc. (“CYE”), BlackRock Debt Strategies Fund, Inc. (“DSU”) and BlackRock Floating Rate Income Strategies Fund II, Inc. (“FRB”) are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as diversified, closed-end management investment companies. BlackRock Senior High Income Fund, Inc. (“ARK”) is registered under the 1940 Act as a non-diversified, closed-end management investment company. COY, CYE, DSU, FRB and ARK are referred to collectively as the “Funds.” The Funds are organized as Maryland corporations. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Board of Directors and the Board of Trustees of the Funds are referred to throughout this report as the “Board of Directors” or the “Board.” The Funds determine and make available for publication the net asset values on a daily basis.

The following is a summary of significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The Funds value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the NYSE. Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board.

Foreign Currency Transactions: The Funds’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes.

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Notes to Financial Statements (continued)

Accordingly, the effects of changes in foreign currency exchange rates on investments are segregated on the Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Funds report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed Securities: The Funds may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts: The Funds may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

Preferred Stock: The Funds may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: The Funds may invest in floating rate loan interests. The floating rate loan interests the Funds hold are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly levered. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as LIBOR (London Interbank Offered Rate), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Funds consider these investments to be investments in debt securities for purposes of their investment policies.

When a Fund purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Funds may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Funds upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Funds may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Funds may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Funds having a contractual relationship only with the lender, not with the borrower. The Funds will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Funds may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Funds will assume the credit risk of both the borrower and the lender that is selling the Participation. The Funds’ investment in loan participation interests involves the risk of insolvency of the financial

70	SEMI-ANNUAL REPORT	AUGUST 31, 2011

Notes to Financial Statements (continued)

intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Funds may be treated as general creditors of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Funds having a direct contractual relationship with the borrower, and the Funds may enforce compliance by the borrower with the terms of the loan agreement.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Funds either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts, foreign currency exchange contracts or swaps), or certain borrowings (e.g., loan payable), the Funds will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on their books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the Statements of Operations.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. If the total dividends and distributions made in any tax year exceeds net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a tax return of capital. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns. As of February 28, 2011, inclusive of the open tax return years, no income tax returns are currently under examination.

Each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

DSU, FRB, and ARK have wholly owned taxable subsidiaries organized as limited liability companies (the “Taxable Subsidiaries”), which are listed in the Schedules of Investments. The Taxable Subsidiaries enable a Fund to hold an investment that is organized as an operating partnership while still satisfying Regulated Investment Company tax requirements. Income earned on the investments held by the Taxable Subsidiaries is taxable to such subsidiaries. An income tax provision for all income, including realized and unrealized gains, if any, of the Taxable Subsidiaries is reflected as a reduction in the value of the Taxable Subsidiaries.

COY and CYE have a wholly owned subsidiary (the “Subsidiary”) which holds shares of a private Canadian company. Such shares are held in the Subsidiary in order to realize benefits under the Double Tax Avoidance Convention (the “DTAC”) between Canada and Luxembourg, the result of which is that gains on the sale of such shares will not be subject to capital gains taxes in Canada. Accordingly, no income tax provision has been made in the accompanying financial statements.

Recent Accounting Standard: In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosure for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011 and interim periods within those fiscal years Management is evaluating the impact of this guidance on the Funds’ financial statements and disclosures.

SEMI-ANNUAL REPORT	AUGUST 31, 2011	71

Notes to Financial Statements (continued)

Deferred Compensation and BlackRock Closed-End Share Equivalent Investment Plan: Under the deferred compensation plan approved by each Fund’s Board, independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has approximately the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund. Each Fund may, however, elect to invest in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors in order to match its deferred compensation obligations. Investments to cover each Fund’s deferred compensation liability, if any, are included in other assets in the Statements of Assets and Liabilities. Dividends and distributions from the BlackRock Closed-End Fund investments under the plan are included in dividends — affiliated in the Statements of Operations.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with the custodians whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodians impose fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and to economically hedge, or protect, their exposure to certain risks such as credit risk, equity risk, interest rate risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Funds’ maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Funds bear the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Funds do not give rise to counterparty credit risk, as options written obligate the Funds to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Funds may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between a Fund and each of its respective counterparties. The ISDA Master Agreement allows each Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Funds from their counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Funds manage counterparty risk by entering into agreements only with coun-terparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fails to meet the terms of their ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Funds purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Funds and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Funds as unrealized appreciation or depreciation. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Foreign Currency Exchange Contracts: The Funds enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Funds, help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in

72	SEMI-ANNUAL REPORT	AUGUST 31, 2011

Notes to Financial Statements (continued)

the value of the referenced foreign currencies and the risk that a counter-party to the contract does not perform its obligations under the agreement.

Options: The Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including equity risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security at a price different from the current market value.

Swaps: The Funds enter into swap agreements, in which the Funds and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Funds are recorded in the Statements of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counter-party to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Funds enter into credit default swap agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Funds will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Interest rate swaps — The Funds enter into interest rate swaps to gain or reduce exposure to or manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

SEMI-ANNUAL REPORT	AUGUST 31, 2011	73

Notes to Financial Statements (continued)

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of August 31, 2011
	Asset Derivatives
		COY	CYE	DSU	FRB	ARK
	Statements of Assets and Liabilities Location	Value
Interest rate contracts	Unrealized appreciation on swaps	$47,092	$51,415	—	—	—
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	484	842	$8,893	$8,108	$9,316
Credit contracts	Unrealized appreciation on swaps; Investments at value — unaffiliated**	119,311	121,213	—	—	—
Equity contracts	Net unrealized appreciation/depreciation*; Investments at value — unaffiliated**	34,834	38,253	—	—	—
Total		$201,721	$211,723	$8,893	$8,108	$9,316

	Liability Derivatives
		COY	CYE	DSU	FRB
	Statements of Assets and Liabilities Location	Value
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	$87,509	$94,306	$98,260	$29,213
Credit contracts	Unrealized depreciation on swaps; Options written at value	890,703	973,537	—	—
Equity contracts	Net unrealized appreciation/depreciation*; Options written at value	1,462,528	1,673,486	—	—
Total		$2,440,740	$2,741,329	$98,260	$29,213

*

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedules of Investments. Only current day’s margin variation is reported within the Statements of Assets and Liabilities.

**	Includes options purchased at value as reported in the Schedules of Investments.

The Effect of Derivative Financial Instruments in the Statements of Operations Six Months Ended August 31, 2011
	Net Realized Gain (Loss) from
	COY	CYE	DSU	FRB	ARK
Foreign currency exchange contracts:
Foreign currency exchange contracts***	$(792,954)	$(770,695)	$(997,670)	$(162,563)	$(16,238)

Credit contracts:
Swaps	1,221,388	1,509,737	(75,221)	—	(24,530)
Options****	392,787	351,200	—	—	—

Equity contracts:
Financial futures contracts	1,051,801	1,153,901	—	—	—
Options****	1,748,520	1,874,413	—	—	—
Total	$3,621,542	$4,118,556	$(1,072,891)	$(162,563)	$(40,768)

	Net Change in Unrealized Appreciation/Depreciation on
	COY	CYE	DSU	FRB	ARK
Interest rate contracts:
Swaps	$47,092	$51,415	—	—	—

Foreign currency exchange contracts:
Foreign currency exchange contracts***	68,459	62,388	$334,968	$148,788	$22,433

Credit contracts:
Swaps	294,535	194,985	77,957	—	52,151
Options****	(283,256)	(294,855)	—	—	—

Equity contracts:
Financial futures contracts	(1,126,389)	(1,293,818)	—	—	—
Options****	(86,054)	(93,991)	—	—	—
Total	$(1,085,613)	$(1,373,876)	$412,925	$148,788	$74,584

***

Foreign currency exchange contracts are included in the net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation/depreciation on foreign currency transactions.

****	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

74	SEMI-ANNUAL REPORT	AUGUST 31, 2011

Notes to Financial Statements (continued)

For the six months ended August 31, 2011, the average quarterly balances of outstanding derivative financial instruments were as follows:

	COY	CYE	DSU	FRB	ARK
Financial futures contracts:
Average number of contracts sold	258	287	—	—	—
Average notional value of contracts sold	$15,386,310	$17,077,605	—	—	—
Foreign currency exchange contracts:
Average number of contracts — US dollars purchased	11	12	6	5	1
Average number of contracts — US dollars sold	1	1	2	2	—
Average US dollar amounts purchased	$24,078,160	$25,287,882	$27,543,683	$7,596,105	$488,671
Average US dollar amounts sold	$296,270	$334,147	$1,092,311	$690,866	—
Options:
Average number of option contracts purchased	387	422	—	11	—
Average number of option contracts written	206	225	—	—	—
Average notional value of option contracts purchased	$2,533,929	$2,752,314	—	$10,371	—
Average notional value of option contracts written	$267,800	$292,500	—	—	—
Average number of swaption contracts purchased	1	1	—	—	—
Average number of swaption contracts written	3	3	—	—	—
Average notional value of swaption contracts purchased	$5,000,000	$5,000,000	—	—	—
Average notional value of swaption contracts written	$15,712,500	$17,350,000	—	—	—
Credit default swaps:
Average number of contracts — buy protection	8	6	1	—	1
Average number of contracts — sell protection	9	9	—	—	—
Average notional value — buy protection	$4,630,000	$3,422,500	$125,000	—	$100,000
Average notional value — sell protection	$3,221,806	$3,345,491	—	—	—
Interest rate swaps:
Average number of contracts — receives fixed rate	2	2	—	—	—
Average notional value — receives fixed rate	$2,665,000	$2,910,000	—	—	—

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

Each Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee at the following annual rates of each Fund’s average daily net assets, plus the proceeds of any outstanding borrowings used for leverage:

COY	0.50%
CYE	0.60%
DSU	0.60%
FRB	0.75%
ARK	0.50%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds, however, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts are shown as fees waived by advisor in the Statements of Operations.

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager. The Manager pays BFM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager.

Certain officers and/or directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for compensation paid to the Funds’ Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, including paydowns and excluding short-term securities, for the six months ended August 31, 2011, were as follows:

	Purchases	Sales
COY	$132,750,784	$125,211,717
CYE	$146,438,044	$148,324,330
DSU	$211,312,209	$201,506,164
FRB	$68,024,767	$76,487,670
ARK	$109,264,614	$106,828,536

SEMI-ANNUAL REPORT	AUGUST 31, 2011	75

Notes to Financial Statements (continued)

Transactions in options written for the six months ended August 31, 2011 were as follows:

	Calls			Puts
	Option Contracts	Swaptions Notional (000)	Premiums Received	Option Contracts	Swaptions Notional (000)	Premiums Received
COY
Outstanding options, beginning of period	—	—	—	—	—	—
Options written	—	$28,650	$362,930	1,370	$44,090	$703,379
Options expired	—	(14,000)	(189,800)	—	(27,315)	(202,987)
Options closed	—	—	—	(958)	—	(71,886)
Outstanding options, end of period	—	$14,650	$173,130	412	$16,775	$428,506

CYE
Outstanding options, beginning of period	—		—	—	—	—
Options written	—	$30,650	$399,230	1,442	$35,100	$710,754
Options expired	—	(14,000)	(189,800)	—	(17,050)	(161,400)
Options closed	—	—	—	(992)	—	(73,096)
Outstanding options, end of period	—	$16,650	$209,430	450	$18,050	$476,258

5. Capital Loss Carryforwards:

As of February 28, 2011, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires February 28,	COY	CYE	DSU	FRB	ARK
2012	$6,647,369	$1,938,881	$17,223,475	—	$22,345,071
2013	—	—	21,126,025	—	—
2014	—	—	20,233,987	$100,255	4,906,362
2015	—	—	3,578,574	1,315,945	1,585,622
2016	454,146	363,401	—	—	—
2017	23,362,415	24,709,530	56,690,782	12,168,927	27,675,242
2018	36,323,237	33,834,777	148,062,952	38,830,450	60,685,648
2019	—	—	16,301,990	—	9,564,345
Total	$66,787,167	$60,846,589	$283,217,785	$52,415,577	$126,762,290

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after February 28, 2011 will not be subject to expiration. In addition, any such losses must be utilized prior to the losses incurred in pre-enactment taxable years.

76	SEMI-ANNUAL REPORT	AUGUST 31, 2011

Notes to Financial Statements (continued)

6. Borrowings:

On March 4, 2010, the Funds entered into a senior committed secured, 364-day revolving line of credit and a separate security agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”). The Funds have granted a security interest in substantially all of their assets to SSB. The SSB Agreement allowed for the following maximum commitment amounts:

Commitment Amounts
COY	$90,000,000
CYE	$95,000,000
DSU	$150,000,000
FRB	$58,000,000
ARK	$91,000,000

Advances were made by SSB to the Funds, at the Funds’ option of (a) the higher of (i) 1.0% above the Fed Funds rate or (ii) 1.0% above the Overnight LIBOR or (b) 1.0% above 7-day, 30-day, 60-day or 90-day LIBOR.

Effective March 3, 2011, the SSB Agreement was renewed for 364 days. The SSB Agreement allows for the following maximum commitment amounts:

Commitment Amounts
COY	$126,600,000
CYE	$138,000,000
DSU	$224,500,000
FRB	$72,500,000
ARK	$117,500,000

Advances were made by SSB to the Funds, at the Funds’ option of (a) the higher of (i) 0.80% above the Fed Funds rate or (ii) 0.80% above the Overnight LIBOR or (b) 0.80% above 7-day, 30-day, 60-day or 90-day LIBOR. In addition, the Funds pay a facility fee and a commitment fee based upon SSB’s total commitment to the Funds. The fees associated with each of the agreements are included in the Statements of Operations as borrowing costs. Advances to the Funds as of August 31, 2011 are shown in the Statements of Assets and Liabilities as loan payable.

The Funds may not declare dividends or make other distributions on shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding short-term borrowings is less than 300%.

For the six months ended August 31, 2011 the Funds’ daily weighted average interest rates under the revolving line of credit agreements were as follows:

COY	0.96%
CYE	0.96%
DSU	0.96%
FRB	0.96%
ARK	0.96%

7. Commitments:

The Funds may invest in floating rate loan interests. In connection with these investments, the Funds may also enter into unfunded floating rate loan interests and bridge loan commitments (“commitments”). Bridge loan commitments may obligate the Fund to furnish temporary financing to a borrower until permanent financing can be arranged. At August 31, 2011, COY and CYE had outstanding bridge loan commitments of $1,650,000 and $1,790,000, respectively. In connection with either of these commitments, the Funds earn a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. The unrecognized commitment fee income is recorded on the Statements of Assets and Liabilities as deferred income. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation or depreciation is included in the Statements of Assets and Liabilities and Statements of Operations. As of August 31, 2011, the Funds had the following unfunded floating rate loan interests:

Borrower	Unfunded Floating Rate Loan Interest	Value of Underlying Floating Rate Loan Interest	Unrealized Depreciation
DSU
Reynolds Group Holdings, Inc.	5.25%	$2,395,325	$(79,684)
FRB
Reynolds Group Holdings, Inc.	5.25%	$1,437,195	$(47,810)
Horizon Lines, LLC	8.00%	$51,268	$(438)
ARK
Reynolds Group Holdings, Inc.	5.25%	$1,101,850	$(36,655)

SEMI-ANNUAL REPORT	AUGUST 31, 2011	77

Notes to Financial Statements (concluded)

8. Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with coun-terparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Funds’ Statements of Assets and Liabilities, less any collateral held by the Funds.

9. Capital Share Transactions:

Each Fund is authorized to issue 200 million shares, par value $0.10 per share, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued shares without approval of Common Shareholders.

For the six months ended August 31, 2011 and the year ended February 28, 2011, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Six Months Ended August 31, 2011	Year Ended February 28, 2011
COY	38,458	40,744
CYE	—	23,432
DSU	111,020	114,520
FRB	15,006	42,733
ARK	55,454	63,426

10. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Funds paid a net investment income dividend in the following amounts per share on September 30, 2011 to shareholders of record on September 15, 2011:

Common Dividend Per Share
COY	$0.0510
CYE	$0.0500
DSU	$0.0270
FRB	$0.0730
ARK	$0.0250

78	SEMI-ANNUAL REPORT	AUGUST 31, 2011

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Directors (each, a “Board,” collectively, the “Boards,” and the members of which are referred to as “Board Members”) of BlackRock Corporate High Yield Fund, Inc. (“COY”), BlackRock Corporate High Yield Fund III, Inc. (“CYE”), BlackRock Debt Strategies Fund, Inc. (“DSU”), BlackRock Floating Rate Income Strategies Fund II, Inc. (“FRB”) and BlackRock Senior High Income Fund, Inc. (“ARK” and together with COY, CYE, DSU, and FRB, each a “Fund,” and, collectively, the “Funds”) met on April 14, 2011 and May 12–13, 2011 to consider the approval of each Fund’s investment advisory agreement (each, an “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board of each Fund also considered the approval of the sub-advisory agreement (each, a “Sub-Advisory Agreement”) between the Manager and BlackRock Financial Management, Inc. (the “Sub-Advisor”), with respect to each Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

Each Board consists of eleven individuals, nine of whom are not “interested persons” of such Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. Each Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member) and is chaired by an Independent Board Member. Each Board also established an ad hoc committee, the Joint Product Pricing Committee, which consisted of Independent Board Members and the directors/trustees of the boards of certain other BlackRock-managed funds, who were not “interested persons” of their respective funds.

The Agreements

Pursuant to the 1940 Act, the Boards are required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Boards assessed, among other things, the nature, scope and quality of the services provided to the Funds by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance program and assistance in meeting applicable legal and regulatory requirements.

The Boards, acting directly and through their respective committees, considered at each of their meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Boards considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against their peers and/or benchmark, as applicable; (b) fees, including advisory and other amounts paid to BlackRock and its affiliates by the Funds for services such as call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Funds’ investment objectives, policies and restrictions; (e) the Funds’ compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Funds’ valuation and liquidity procedures; (k) an analysis of contractual and actual management fee ratios for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 14, 2011 meeting, the Boards requested and received materials specifically relating to the Agreements. The Boards are engaged in a process with BlackRock to review periodically the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses and the investment performance of the Funds as compared with a peer group of funds as determined by Lipper and, with respect to DSU, FRB and ARK, a customized peer group selected by BlackRock (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients and open-end funds, under similar investment mandates, as applicable; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by each Fund to BlackRock and (f) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At an in-person meeting held on April 14, 2011, the Boards reviewed materials relating to their consideration of the Agreements. As a result of the discussions that occurred during the April 14, 2011 meeting, and as a culmination of the Boards’ year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 12–13, 2011 Board meeting.

At an in-person meeting held on May 12–13, 2011, each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to its Fund, each for a one-year term ending June 30, 2012. In approving the continuation of the Agreements, the Boards considered: (a) the nature,

SEMI-ANNUAL REPORT	AUGUST 31, 2011	79

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

extent and quality of the services provided by BlackRock; (b) the investment performance of the Funds and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with the Funds; and (f) other factors deemed relevant by the Board Members.

The Boards also considered other matters they deemed important to the approval process, such as services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Funds. Throughout the year, the Boards compared Fund performance to the performance of a comparable group of closed-end funds and/or the performance of a relevant benchmark, if any. The Boards met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. Each Board also reviewed the materials provided by its Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Boards considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and their Funds’ portfolio management teams, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards engaged in a review of BlackRock’s compensation structure with respect to their Funds’ portfolio management teams and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Boards considered the quality of the administrative and non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In addition to investment advisory services, BlackRock and its affiliates provide the Funds with other services, including (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Funds; (iii) assisting with daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; and (viii) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Boards, including the Independent Board Members, also reviewed and considered the performance history of their Funds. In preparation for the April 14, 2011 meeting, the Boards worked with BlackRock and Lipper to develop a template for, and was provided with reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, each Board received and reviewed information regarding the investment performance of its Fund as compared to funds in that Fund’s applicable Lipper category and, with respect to DSU, FRB and ARK, a customized peer group selected by BlackRock. The Boards were provided with a description of the methodology used by Lipper to select peer funds. The Boards and each Board’s Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Funds throughout the year.

The Board of each of COY and CYE noted that, in general, its respective Fund performed better than its Peers in that the Fund’s performance was at or above the median of its Lipper Performance Universe in each of the one-, three- and five-year periods reported.

The Board of DSU noted that the Fund performed below the median of its Customized Lipper Peer Group in the three- and five-year periods reported, but that the Fund performed at or above the median of its Customized Lipper Peer Group in the one-year period reported. The Board of DSU and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during the three- and five-year periods compared with its Peers. The Board of DSU was informed that, among other things, the primary factor impacting relative performance over the three- and five-year periods was 2008 performance. Performance in 2008 was impacted by the Fund’s credit positioning, which was biased towards lower credit ratings, higher yield and higher beta credits.

The Board of FRB noted that the Fund performed below the median of its Customized Lipper Peer Group in each of the one-, three- and five-year periods reported. The Board of FRB and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during these periods compared with its Peers. The Board of FRB was informed that, among other things, in general the Fund’s portfolio management team runs a conservative investment style that is biased towards the higher credit tiers and higher quality credits in terms of cash flow, asset quality, collateral, and loan structure. The Fund’s portfolio management team believes this leads to superior risk-adjusted performance over longer periods but can cause the Fund to trail the average fund in up markets such as 2009 and 2010.

80	SEMI-ANNUAL REPORT	AUGUST 31, 2011

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

The Board of ARK noted that the Fund performed below the median of its Customized Lipper Peer Group in each of the one-, three- and five-year periods reported. The Board of ARK and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during these periods compared with its Peers. The Board of ARK was informed that, among other things, a major factor impacting performance over the three- and five-year periods was the Fund’s performance in 2008. Performance in 2008 was impacted by the Fund’s credit positioning, which was biased towards lower credit ratings, higher yield and higher beta credits.

The Board of each of DSU, FRB and ARK discussed with BlackRock its strategy for improving the respective Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Fund’s portfolio managers and to improve the Fund’s performance.

The Boards noted that BlackRock has made changes to the organization of the overall fixed income group management structure designed to result in a strengthened leadership team.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: Each Board, including the Independent Board Members, reviewed its Fund’s contractual management fee ratio compared with the other funds in its Lipper category. It also compared the Fund’s total expense ratio, as well as actual management fee ratio, to those of other funds in its Lipper category. The Boards considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Boards received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Funds. The Boards were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s profitability with respect to the Funds and other funds the Boards currently oversee for the year ended December 31, 2010 compared to available aggregate profitability data provided for the years ended December 31, 2009, and December 31, 2008. The Boards reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards considered BlackRock’s overall operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising closed-end funds, among other product types. That data indicates that operating margins for BlackRock, in general and with respect to its registered funds, are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Boards considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Boards considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the management of the Funds. The Boards also considered whether BlackRock has the financial resources necessary to attract and retain high-quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Boards.

The Board of each Fund noted that its respective Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Fund increase. Each Board also considered the extent to which its Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund. Based on the ad hoc Joint Product Pricing Committees’ and the Boards’ review and consideration of this issue, the Boards concluded that closed-end funds are typically priced at scale at a fund’s inception; therefore, the implementation of breakpoints was not necessary.

The Boards noted that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. The Boards noted that only one closed-end fund in the Fund Complex has breakpoints in its advisory fee structure.

E. Other Factors Deemed Relevant by the Board Members: The Boards, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including securities lending services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Boards further noted that BlackRock’s funds may invest in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

SEMI-ANNUAL REPORT	AUGUST 31, 2011	81

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

In connection with its consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the closed-end fund marketplace and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund for a one-year term ending June 30, 2012 and the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to its Fund, for a one-year term ending June 30, 2012. As part of its approval, the Boards considered the detailed review of BlackRock’s fee structure, as it applies to the Funds, conducted by the ad hoc Joint Product Pricing Committee. Based upon their evaluations of all of the aforementioned factors in their totality, the Boards, including the Independent Board Members, were satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Funds and their shareholders. In arriving at their decision to approve the Agreements, the Boards did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making these determinations. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

82	SEMI-ANNUAL REPORT	AUGUST 31, 2011

Officers and Directors

Richard E. Cavanagh, Chairman of the Board and Director
Karen P. Robards, Vice Chairperson of the Board,
     Chairperson of the Audit Committee and Director
Paul L. Audet, Director
Michael J. Castellano, Director and Member of the Audit Committee
Frank J. Fabozzi, Director and Member of the Audit Committee
Kathleen F. Feldstein, Director
James T. Flynn, Director and Member of the Audit Committee
Henry Gabbay, Director
Jerrold B. Harris, Director
R. Glenn Hubbard, Director
W. Carl Kester, Director and Member of the Audit Committee
John M. Perlowski, President and Chief Executive Officer
Anne Ackerley, Vice President
Brendan Kyne, Vice President
Neal Andrews, Chief Financial Officer
Jay Fife, Treasurer
Brian Kindelan, Chief Compliance Officer and
    Anti-Money Laundering Officer
Ira P. Shapiro, Secretary

Investment Advisor

BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisor

BlackRock Financial Management, Inc.
New York, NY 10055

Custodians

JPMorgan Chase Bank, N.A.1
New York, NY 10017

State Street Bank and Trust Company2
Boston, MA 02111

The Bank of New York Mellon3
New York, NY 10286

Transfer Agents

BNY Mellon Shareowner Services3
Jersey City, NJ 07310

Computershare Trust Company, N.A.1,2
Providence, RI 02940

Accounting Agent

State Street Bank and Trust Company
Boston, MA 02116

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP
New York, NY 10036

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Boston, MA 02116

Address of the Funds

100 Bellevue Parkway
Wilmington, DE 19809

[1]	For COY.

[2]	For CYE and FRB.

[3]	For DSU and ARK.

Effective April 14, 2011, Michael J. Castellano became Director of the Funds and Member of the Audit Committee.

Effective July 28, 2011, Richard S. Davis resigned as Director of the Funds, and Paul L. Audet became Director of the Funds.

SEMI-ANNUAL REPORT	AUGUST 31, 2011	83

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 28, 2011 for shareholders of record on May 31, 2011, to elect director nominees for each Fund. There were no broker non-votes with regard to any of the Funds.

	Paul L. Audet			Michael J. Castellano			Richard E. Cavanagh
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
COY	26,645,732	760,801	0	26,682,412	724,121	0	26,628,673	777,860	0
CYE	28,435,992	758,155	0	28,425,194	768,953	0	28,362,453	831,694	0
DSU	85,341,623	2,310,604	0	85,307,064	2,345,163	0	85,349,415	2,302,812	0
FRB	6,911,699	315,308	0	6,899,160	327,847	0	6,911,699	315,308	0
ARK	46,679,991	1,032,281	0	46,663,663	1,048,609	0	46,632,207	1,080,065	0

	Frank J. Fabozzi			Kathleen F. Feldstein			James T. Flynn
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
COY	26,600,086	806,447	0	26,519,271	887,262	0	26,562,238	844,295	0
CYE	28,407,163	786,984	0	28,299,553	894,594	0	28,394,193	799,954	0
DSU	85,351,279	2,300,948	0	85,218,368	2,433,859	0	85,156,466	2,495,761	0
FRB	6,899,160	327,847	0	6,895,914	331,093	0	6,894,536	332,471	0
ARK	46,530,202	1,182,070	0	46,640,428	1,071,844	0	46,531,898	1,180,374	0

	Henry Gabbay			Jerrold B. Harris			R. Glenn Hubbard
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
COY	26,545,573	860,960	0	26,632,218	774,316	0	26,621,144	785,390	0
CYE	28,437,894	756,253	0	28,380,655	813,492	0	28,371,677	822,470	0
DSU	85,391,657	2,260,570	0	85,394,789	2,257,438	0	85,314,620	2,337,607	0
FRB	6,908,538	318,469	0	6,900,340	326,667	0	6,903,501	323,506	0
ARK	46,718,199	994,073	0	46,726,858	985,414	0	46,570,391	1,141,881	0

	W. Carl Kester			Karen P. Robards
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
COY	26,636,721	769,813	0	26,588,355	818,179	0
CYE	28,417,785	776,362	0	28,352,920	841,227	0
DSU	85,404,764	2,247,463	0	85,331,083	2,321,144	0
FRB	6,900,340	326,667	0	6,895,914	331,093	0
ARK	46,746,768	965,504	0	46,734,992	977,280	0

Dividend Policy

The Funds’ dividend policy is to distribute all or a portion of their net investment income to their shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

84	SEMI-ANNUAL REPORT	AUGUST 31, 2011

Additional Information (continued)

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charter or by-laws that would delay or prevent a change of control of the Funds that were not approved by shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

Quarterly performance, semi-annual and annual reports and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website into this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Funds’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 441-7762.

Availability of Quarterly Schedule of Investments

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. Each Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Funds.

SEMI-ANNUAL REPORT	AUGUST 31, 2011	85

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

86	SEMI-ANNUAL REPORT	AUGUST 31, 2011

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

#CEF1-5-8/11

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies
(a) Not Applicable to this semi-annual report
(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Corporate High Yield Fund III, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Corporate High Yield Fund III, Inc.

Date: November 4, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Corporate High Yield Fund III, Inc.

Date: November 4, 2011

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Corporate High Yield Fund III, Inc.

Date: November 4, 2011